- ---------------------------------------------------------------------
- ---------------------------------------------------------------------



                            AIRCRAFT LEASE AGREEMENT

                           Dated as of June 12, 1996

                                    BETWEEN

                               FRONTIER AIRLINES

                                   as LESSEE

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION

                                   as LESSOR

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

Aircraft Make and Model:                              New Boeing 737-3Q8
Aircraft Manufacturer's Serial Number:                27633
Aircraft Registration Mark:                           Per Exhibit E
Make and Model of Engines:                            CFM-56-3-C1
Serial Numbers of Engines:                            Per Exhibit E


                               NEW AIRCRAFT NO. 1
                               ==================


         CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS
              EXHIBIT AND IS BEING FILED SEPARATELY WITH THE SEC.

                               TABLE OF CONTENTS


ARTICLE 1   SUMMARY OF TRANSACTION.......................................   2
      1.1   Description of Aircraft......................................   2
      1.2   Scheduled Delivery Date and Location.........................   2
      1.3   Initial Lease Term...........................................   2
      1.4   Lease Extension Option.......................................   2
      1.5   Security Deposit.............................................   2
      1.6   Transaction Fee..............................................   2
      1.7   Rent During Initial Lease Term...............................   3
      1.8   Rent During Lease Extension Term.............................   3
      1.9   Reserves.....................................................   3
      1.10  Additional Rent for Excess Cycles............................   4
      1.11  Country of Aircraft Registration.............................   4
      1.12  Maintenance Program..........................................   4
      1.13  Agreed Value of Aircraft.....................................   4
      1.14  LESSOR's Bank Account........................................   5

ARTICLE 2   DEFINITIONS..................................................   6
      2.1   General Definitions..........................................   6
      2.2   Specific Definitions.........................................  10

ARTICLE 3   PLACE AND DATE OF DELIVERY...................................  12
      3.1   Place of Delivery............................................  12
      3.2   Scheduled Delivery Date......................................  12
      3.3   Delivery subject to Manufacturer Delivery....................  12
      3.4   No LESSOR Liability..........................................  12
      3.5   Total Loss of Aircraft prior to Delivery.....................  12
      3.6   Cancellation for Anticipatory Delay..........................  12
      3.7   Cancellation for Delay.......................................  13

ARTICLE 4   LEASE TERM AND EXTENSION OPTION..............................  14
      4.1   Initial Lease Term...........................................  14
      4.2   Lease Extension Option.......................................  14
      4.3   "Lease Term" and "Expiration Date"...........................  14
      4.4   "Termination Date"...........................................  14
      4.5   Survival of Certain LESSEE Obligations.......................  15

ARTICLE 5   SECURITY DEPOSIT, TRANSACTION FEE, RENT, RESERVES
            AND OTHER PAYMENTS...........................................  16
      5.1   Security Deposit.............................................  16
      5.2   Transaction Fee..............................................  17
      5.3   Rent.........................................................  17
      5.4   Reserves.....................................................  19
      5.5   Additional Rent for Excess Cycles............................  20

      5.6   LESSOR's Bank Account........................................  21
      5.7   Default Interest.............................................  21
      5.8   No Deductions or Withholdings................................  22
      5.9   Value Added Taxes............................................  22
      5.10  Wire Transfer Disbursement Report............................  22
      5.11  Net Lease....................................................  22
      5.12  LESSOR Performance of LESSEE Obligation......................  23
      5.13  Consideration for Rent and other Amounts.....................  24

ARTICLE 6   LESSEE INVOLVEMENT WITH AIRCRAFT MANUFACTURER................  25
      6.1   LESSEE Selection of Aircraft.................................  25
      6.2   Agency Agreement between LESSEE and LESSOR...................  25
      6.3   Procurement of BFE...........................................  25
      6.4   Assignment of Training.......................................  25
      6.5   LESSEE Inspection of Aircraft................................  25
      6.6   Aircraft at Delivery.........................................  26
      6.7   Delivery of the Aircraft to LESSEE...........................  26
      6.8   LESSEE Acceptance of Aircraft................................  26

ARTICLE 7   PRE-DELIVERY, DELIVERY AND DOCUMENTARY AND OTHER
            REQUIREMENTS  POST-DELIVERY..................................  27
      7.1   Pre-Delivery Requirements....................................  27
      7.2   Delivery Requirements........................................  28
      7.3   Post-Delivery Requirements...................................  29

ARTICLE 8   DISCLAIMERS..................................................  31
      8.1   "As Is, Where Is"............................................  31
      8.2   Waiver of Warranty of Description............................  31
      8.3   LESSEE Acknowledgement.......................................  32
      8.4   LESSEE Waiver................................................  32
      8.5   Conclusive Proof.............................................  32
      8.6   No LESSOR Liability for Losses...............................  32
      8.7   No Liability to Repair or Replace............................  32
      8.8   No Waiver....................................................  33

ARTICLE 9   MANUFACTURERS' AND VENDORS' WARRANTIES.......................  34
      9.1   Warranties...................................................  34
      9.2   Reassignment.................................................  34
      9.3   Warranty Claims..............................................  34

ARTICLE 10  OPERATION OF AIRCRAFT........................................  35
      10.1  Costs of Operation...........................................  35
      10.2  Compliance with Laws.........................................  35
      10.3  Training.....................................................  35
      10.4  No Violation of Insurance Policies...........................  35

      10.5  Flight Charges...............................................  36

ARTICLE 11  SUBLEASES....................................................  37
      11.1  No Sublease without LESSOR Consent...........................  37
      11.2  Subleasing Proposal Fee......................................  37
      11.3  Any Approved Sublease........................................  37
      11.4  Assignment of Sublease.......................................  38
      11.5  Continued Responsibility of LESSEE...........................  38

ARTICLE 12  MAINTENANCE OF AIRCRAFT......................................  39
      12.1  General Obligation...........................................  39
      12.2  Specific Obligations.........................................  39
      12.3  Replacement of Parts.........................................  41
      12.4  Removal of Engines...........................................  42
      12.5  Installation of Engines on other aircraft....................  43
      12.6  Engine Thrust Rating.........................................  44
      12.7  Modifications................................................  44
      12.8  Pooling of Engines and Parts.................................  45
      12.9  Performance of Work by Third Parties.........................  46
      12.10 Reporting Requirements.......................................  46
      12.11 Information Regarding Maintenance Program....................  46
      12.12 LESSOR Rights to Inspect Aircraft............................  46

ARTICLE 13  USE OF RESERVES..............................................  48
      13.1  Airframe Reserves............................................  48
      13.2  Engine Reserves..............................................  48
      13.3  Landing Gear Reserves........................................  49
      13.4  Reimbursement................................................  49
      13.5  Reimbursement Adjustment.....................................  49
      13.6  Costs in Excess of Reserves..................................  49
      13.7  Reimbursement after Termination Date.........................  50

ARTICLE 14  TITLE AND REGISTRATION.......................................  51
      14.1  Title to the Aircraft During Lease Term......................  51
      14.2  Registration of Aircraft.....................................  51
      14.3  Filing of this Lease.........................................  51
      14.4  Evidence of Registration and Filings.........................  51

ARTICLE 15  IDENTIFICATION PLATES........................................  52

ARTICLE 16  TAXES........................................................  53
      16.1  General Obligation of LESSEE.................................  53
      16.2  Exceptions to Indemnity......................................  53
      16.3  After-Tax Basis..............................................  54
      16.4  Timing of Payment............................................  54
      16.5  Contests.....................................................  54

      16.6  Refunds......................................................  54
      16.7  Cooperation in Filing Tax Returns............................  54
      16.8  Survival of Obligations......................................  55

ARTICLE 17  INDEMNITIES..................................................  56
      17.1  General Indemnity............................................  56
      17.2  Exceptions to General Indemnities............................  57
      17.3  After-Tax Basis..............................................  58
      17.4  Timing of Payment............................................  58
      17.5  Subrogation..................................................  58
      17.6  Notice.......................................................  58
      17.7  Refunds......................................................  58
      17.8  Defense of Claims............................................  58
      17.9  Survival of Obligation.......................................  59

ARTICLE 18  INSURANCE....................................................  60
      18.1  Categories of Insurance......................................  60
      18.2  Insurance for Indemnities....................................  60
      18.3  Renewal......................................................  60
      18.4  Assignment of Rights by LESSOR...............................  60
      18.5  Deductibles..................................................  60
      18.6  Other Insurance..............................................  61
      18.7  Information..................................................  61
      18.8  Currency.....................................................  61
      18.9  Grounding of Aircraft........................................  61
      18.10 Failure to Insure............................................  61
      18.11 Reinsurance..................................................  61
      18.12 Limit on Hull in favor of LESSEE.............................  62

ARTICLE 19  LOSS, DAMAGE AND REQUISITION.................................  63
      19.1  Definitions..................................................  63
      19.2  Notice of Total Loss.........................................  64
      19.3  Total Loss of Aircraft or Airframe...........................  64
      19.4  Surviving Engine(s)..........................................  66
      19.5  Total Loss of Engine and not Airframe........................  66
      19.6  Other Loss or Damage.........................................  67
      19.7  Copy of Insurance Policy.....................................  68
      19.8  Government Requisition.......................................  68
      19.9  LESSOR Retention of Reserves.................................  69

ARTICLE 20  REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE..........  70
      20.1  Representations and Warranties...............................  70
      20.2  Covenants....................................................  72

ARTICLE 21  REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSOR..........  74
      21.1  Representations and Warranties...............................  74
      21.2  Covenants....................................................  75

ARTICLE 22  FINANCIAL AND RELATED INFORMATION............................  76

ARTICLE 23  RETURN OF AIRCRAFT...........................................  77
      23.1  Date of Return...............................................  77
      23.2  Technical Reporting..........................................  77
      23.3  Return Location..............................................  77
      23.4  Full Aircraft Documentation Review...........................  77
      23.5  Aircraft Inspection..........................................  78
      23.6  Certificate of Airworthiness Matters.........................  78
      23.7  General Condition of Aircraft at Return......................  80
      23.8  Checks Prior to Return.......................................  83
      23.9  Part Lives...................................................  86
      23.10 Export and Deregistration of Aircraft........................  87
      23.11 LESSEE's Continuing Obligations..............................  87
      23.12 Airport and Navigation Charges...............................  89
      23.13 Return Acceptance Certificate................................  89
      23.14 Indemnities and Insurance....................................  89
      23.15 Storage......................................................  89

ARTICLE 24  ASSIGNMENT...................................................  90
      24.1  No Assignment by LESSEE......................................  90
      24.2  Sale or Assignment by LESSOR.................................  90
      24.3  LESSOR's Lender..............................................  90
      24.4  LESSEE Cooperation...........................................  91
      24.5  Protections..................................................  91

ARTICLE 25  DEFAULT OF LESSEE............................................  92
      25.1  LESSEE Notice to LESSOR......................................  92
      25.2  Events of Default............................................  92
      25.3  LESSOR's General Rights......................................  94
      25.4  Deregistration and Export of Aircraft........................  95
      25.5  LESSEE Liability for Damages.................................  95
      25.6  Waiver of Default............................................  96
      25.7  Present Value of Payments....................................  96
      25.8  Use of "Termination Date"....................................  97

ARTICLE 26  NOTICES......................................................  98
      26.1  Manner of Sending Notices....................................  98
      26.2  Notice Information...........................................  98

ARTICLE 27  GOVERNING LAW AND JURISDICTION...............................  99

      27.1  California Law...............................................  99
      27.2  Non-Exclusive Jurisdiction in California.....................  99
      27.3  Service of Process...........................................  99
      27.4  Prevailing Party in Dispute..................................  99
      27.5  Waiver.......................................................  99

ARTICLE 28  MISCELLANEOUS................................................ 100
      28.1  Press Releases............................................... 100
      28.2  Power of Attorney............................................ 100
      28.3  LESSOR Performance for LESSEE................................ 100
      28.4  LESSOR's Payment Obligations................................. 100
      28.5  Application of Payments...................................... 100
      28.6  Usury Laws................................................... 100
      28.7  Delegation by LESSOR......................................... 101
      28.8  Confidentiality.............................................. 101
      28.9  Rights of Parties............................................ 101
      28.10 Further Assurances........................................... 101
      28.11 Use of Word "including"...................................... 102
      28.12 Headings..................................................... 102
      28.13 Invalidity of any Provision.................................. 102
      28.14 Negotiation.................................................. 102
      28.15 Time is of the Essence....................................... 102
      28.16 Amendments in Writing........................................ 102
      28.17 Counterparts................................................. 102
      28.18 Delivery of Documents by Fax................................. 102
      28.19 Entire Agreement............................................. 103

EXHIBIT A  AIRCRAFT DESCRIPTION.......................................... 105
EXHIBIT B  AGENCY AGREEMENT.............................................. 106
EXHIBIT C  CERTIFICATE OF INSURANCE...................................... 110
EXHIBIT D  BROKERS' LETTER OF UNDERTAKING................................ 117
EXHIBIT E  ESTOPPEL AND ACCEPTANCE CERTIFICATE........................... 119
EXHIBIT F  OPINION OF COUNSEL............................................ 121
EXHIBIT G  FORM OF POWER OF ATTORNEY..................................... 125
EXHIBIT H  ASSIGNMENT OF RIGHTS (AIRFRAME)............................... 127
EXHIBIT I  ASSIGNMENT OF RIGHTS (ENGINES)................................ 130
EXHIBIT J  RETURN ACCEPTANCE RECEIPT..................................... 132
EXHIBIT K  MONTHLY REPORT................................................ 139
EXHIBIT L  TECHNICAL EVALUATION REPORT................................... 142

                            AIRCRAFT LEASE AGREEMENT


     THIS AIRCRAFT LEASE AGREEMENT is made and entered into as of this 12th day of June, 1996.

     BETWEEN:
     -------

     FRONTIER AIRLINES, a Colorado corporation whose address and principal place of business is at 12015 East 46th Avenue, Suite 200, Denver, Colorado, 80239 ("LESSEE") and

     INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation whose address and principal place of business is at 1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067, United States of America ("LESSOR").

     The subject matter of this Lease is one (1) new Boeing 737-3Q8 aircraft. In consideration of and subject to the mutual covenants, terms and conditions contained in this Lease, LESSOR hereby agrees to lease to LESSEE and LESSEE hereby agrees to lease from LESSOR the Aircraft for the Lease Term and the parties further agree as follows:

     ARTICLE 1       SUMMARY OF TRANSACTION
     ---------       ----------------------


     The following is a summary of the lease transaction between LESSEE and LESSOR. It is set forth for the convenience of the parties only and will not be deemed in any way to amend, detract from or simplify the other provisions of this Lease.

1.1        Description of Aircraft
           -----------------------

                One new Boeing 737-3Q8

1.2        Scheduled Delivery Date and Location
           ------------------------------------

                In the month of April 1997 at Seattle, Washington

1.3        Initial Lease Term
           ------------------

                Eight years

1.4        Lease Extension Option
           ----------------------

                LESSEE will have three (3) lease extension options of one (1) year each, subject to nine (9) months' prior written notice

1.5        Security Deposit
           ----------------

                US$  *  , payable as follows:

                     *   *
      ____________________
      PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.6        Transaction Fee
           ---------------

                US$  *  , payable upon execution of this Lease

      _________________________
      PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


 1.7       Rent During Initial Lease Term
           ------------------------------

                Payable monthly in advance and equal to the sum of (a) US$
                * month and (b) an amount equal to the cost of (i) any agreed-to SCN's or CR's paid for by LESSOR over and above LESSOR's baseline specification for the aircraft and (ii) any
                BFE (whether buyer-furnished equipment or seller-purchased
                equipment) paid for by LESSOR in excess of US$       *
                amortized over the Initial Lease Term, together with interest thereon at a rate equal to the Prime Rate in effect at Delivery

                plus       *        percent (  *  %).
                ----

      _________________________
      PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.8        Rent During Lease Extension Term
           --------------------------------

                Payable monthly in advance and equal to the following amounts:

                     Year 9                *  % of the Rent during the
                     Initial Lease Term
                     Year 10               *  % of the Rent during the
                     Initial Lease Term
                     Year 11               *  % of the Rent during the
                     Initial Lease Term
      _________________________
      PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.9        Reserves
           --------

           A total of US$     *     , as follows:

           Airframe Reserve:        US$            *  per airframe flight
                                    hour

           Engine Reserve:          US$            *  per engine flight
                                    hour for each engine

            Landing Gear
            Reserve:                US$            *  per airframe flight
            hour
      _________________________
      PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.10       Additional Rent for Excess Cycles
           ---------------------------------

                US$  *   for each cycle the aircraft operated during a calendar
                year in excess of the maximum number of cycles which would
                result from an average hour/cycle ratio of     *       to      *

      _________________________
      PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.11       Country of Aircraft Registration
           --------------------------------

                United States of America

1.12       Maintenance Program
           -------------------

                LESSEE's Maintenance Program

1.13       Agreed Value of Aircraft
           ------------------------

                US$  *

      _________________________
      PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


1.14       LESSOR's Bank Account
           ---------------------

                International Lease Finance Corporation
                Account No.
                     *
      _________________________
      PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED
                          AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

     ARTICLE 2       DEFINITIONS
     ---------       -----------


     Except where the context otherwise requires, the following words have the following meanings for all purposes of this Lease. The definitions are equally applicable to the singular and plural forms of the words. Any agreement defined below includes each amendment, modification, supplement and waiver thereto in effect from time to time.

2.1        General Definitions.
           -------------------

          "Aircraft" means the Airframe, the two (2) Engines, the Parts and the
           --------
Aircraft Documentation, collectively. As the context requires, "Aircraft" may also mean the Airframe, any Engine, any Part, the Aircraft Documentation or any part thereof individually. For example, in the context of return to LESSOR the term "Aircraft" means the Airframe, Engines, Parts and Aircraft Documentation collectively, yet in the context of LESSEE not creating any Security Interests other than Permitted Liens on the Aircraft, the term "Aircraft" means any of the Airframe, any Engine, any Part or the Aircraft Documentation individually.

          "Aircraft Documentation" means all (i) log books, Aircraft records,
           ----------------------
manuals and other documents provided to LESSEE in connection with the Aircraft,
(ii) documents listed in Exhibit J and (iii) any other documents required to be maintained during the Lease Term by the Aviation Authority, LESSEE's Maintenance Program and this Lease.

          "Airframe" means the airframe described in Exhibit A together with all
           --------
Parts relating thereto (except Engines or engines).

          "Aviation Authority" means the FAA or any Government Entity which
           ------------------
under the Laws of the United States from time to time has control over civil aviation or the registration, airworthiness or operation of aircraft in the United States. If the Aircraft is registered in a country other than the United States, "Aviation Authority" means the agency which regulates civil aviation in such other country.

          "Aviation Documents" means any or all of the following which at any
           ------------------
time may be obtainable from the Aviation Authority in the State of Registration:
(i) if required, a temporary certificate of airworthiness from the Aviation

Authority allowing the Aircraft to be flown after Delivery to the State of Registration, (ii) an application for registration of the Aircraft with the appropriate authority in the State of Registration, (iii) the certificate of registration for the Aircraft issued by the State of Registration, (iv) a full certificate of airworthiness for the Aircraft specifying transport category (passenger), (v) an air transport license, (vi) an air operator's certificate,
(vii) such recordation of LESSOR's title to the Aircraft and interest in this Lease as may be available in the State of Registration and (viii) all such other authorizations, approvals, consents and certificates in the State of Registration as may be required to enable LESSEE lawfully to operate the Aircraft.

          "BFE" means any equipment which is to be provided by the purchaser of
           ---
the Aircraft (whether actually provided by LESSOR as buyer-furnished equipment or Manufacturer as seller-purchased equipment).

          "Business Day" means a day other than a Saturday or Sunday on which
           ------------
the banks in the city where LESSOR's Bank is located are open for the transaction of business of the type required by this Lease.

          "Creditor" means any lessor, owner, bank, lender, mortgagee or other
           --------
Person which is the owner of or has any interest in an aircraft engine or aircraft operated by LESSEE.

          "Creditor Agreement" means the applicable agreement between a Creditor
           ------------------
and LESSEE or between Creditors pursuant to which such Creditor owns, leases or has an interest in either an aircraft operated by LESSEE on which an Engine may be installed or in an aircraft engine which may be installed on the Airframe.

          "Default" means any event which, upon the giving of notice, the lapse
           -------
of time and/or a relevant determination, would constitute an Event of Default.

          "Delivery" means the delivery of the Aircraft by Manufacturer to
           --------
LESSOR and the simultaneous delivery of the Aircraft from LESSOR to LESSEE pursuant to Articles 3 and 6.

           "Delivery Date" means the date on which Delivery takes place.
            -------------

          "Dollars" and "$" means the lawful currency of the U.S.
           -------       -

          "Engine" means (i) each of the engines listed on the Estoppel and
           ------
Acceptance Certificate; (ii) any replacement engine acquired by LESSOR and leased to LESSEE pursuant to Article 19.5 following a Total Loss of an Engine; and (iii) all Parts installed in or on any of such engines at Delivery (or substituted, renewed or replacement Parts in accordance with this Lease) so long as title thereto is or remains vested in LESSOR in accordance with the terms of
Article 123.

          "Event of Default" means any of the events referred to in Article
           ----------------
252.

          "FAA" means the Federal Aviation Administration of the Department of
           ---
Transportation or any successor thereto under the Laws of the U.S.

          "FARs" means the U.S. Federal Aviation Regulations embodied in Title
           ----
14 of the U.S. Code of Federal Regulations, as amended from time to time, or any successor regulations thereto.

          "Geneva Convention" means the Convention on the International
           -----------------
Recognition of Rights in Aircraft signed in Geneva, Switzerland on June 19,
1948.

          "Government Entity" means any (i) national, state or local government,
           -----------------
(ii) board, commission, department, division, instrumentality, court, agency or political subdivision thereof and (iii) association, organization or institution of which any of the entities listed in (i) or (ii) is a member or to whose jurisdiction any such entity is subject.

          "Law" means any (i) statute, decree, constitution, regulation, order
           ---
or any directive of any Government Entity, (ii) treaty, pact, compact or other agreement to which any Government Entity is a signatory or party and (iii) judicial or administrative interpretation or application of any of the foregoing.

           "Lease" means this Aircraft Lease Agreement, together with all
            -----
Exhibits hereto.

           "LESSOR's Lien" means any Security Interest created by LESSOR.
            -------------

          "Maintenance Program" means LESSEE's maintenance program as approved
           -------------------
by the Aviation Authority or such other maintenance program as LESSOR may, in its discretion, accept in writing.

          "Manufacturer" means The Boeing Company.
           ------------

          "MPD" means the Maintenance Planning Document published by the
           ---
Manufacturer and applicable to the Aircraft.

          "Overhaul" means the full refurbishment of the Aircraft, an Engine,
           --------
APU, landing gear, module or Part, as the case may be, in which such equipment has been disassembled; cleaned, thoroughly inspected; repaired, reworked or had a replacement of parts; reassembled; and tested to the tolerances and standards specified by the applicable manufacturer's overhaul procedures manual or equivalent.

          "Part" means any part, component, appliance, system module, engine
           ----
module, the auxiliary power unit (APU), accessory, material, instrument, communications equipment, furnishing, LESSEE-furnished or LESSOR-purchased equipment or other item of equipment (other than complete Engines or engines) for the time being installed in or attached to the Airframe or any Engine or which, having been removed from the Airframe or any Engine, remains the property of LESSOR.

          "Permitted Lien" means (i) LESSOR's Liens; (ii) Security Interests
           --------------
arising in the ordinary course of LESSEE's business for Taxes either not yet assessed or, if assessed, not yet due or being contested in good faith in accordance with Article 16.5 or (iii) materialmen's, mechanic's, workmen's, repairmen's, employees' liens or similar Security Interests arising by operation of Law after the Delivery Date in the ordinary course of LESSEE's business for amounts which are either not yet due or are being contested in good faith by appropriate proceedings (and for which adequate reserves have been made or, when required in order to pursue such proceedings, an adequate bond has been provided) so long as such proceedings do not involve any danger of sale, forfeiture or loss of the Aircraft.

          "Person" means any individual, firm, partnership, joint venture,
           ------
trust, corporation, Government Entity, committee, department, authority or any body, incorporated or unincorporated, whether having distinct legal personality or not.

          "Prime Rate" means the rate of interest from time to time announced by
           ----------
Chase Manhattan Bank as its prime commercial lending rate.

          "Security Interest" means any encumbrance or security interest,
           -----------------
however and wherever created or arising including (without prejudice to the generality of the foregoing) any right of ownership, security, mortgage, pledge, charge, encumbrance, lease, lien, statutory or other right in rem, hypothecation, title retention, attachment, levy, claim or right of possession or detention.

          "State of Registration" means the United States or such other country
           ---------------------
or state of registration of the Aircraft as LESSOR may, in its absolute discretion, approve in writing.

           "U.S." means the United States of America.
            ----

2.2        Specific Definitions.  The following terms are defined in the
           --------------------
Articles referenced below:

             Terms                  Article
           -----------------------  -------

           Agreed Value                19.1
           Airframe Reserves           5.4.1
           Default Interest            5.7
           Delivery Location           3.1
           Engine Reserves             5.4.1
           Expenses                    17.1
           Expiration Date             4.3
           Extension Lease Term        4.2.1
           Indemnitees                 17.1
           Initial Lease Term          4.1
           Lease Term                  4.3
           LESSOR's Assignee           24.2.1
           LESSOR's Bank               5.6
           LESSOR's Lender             24.3
           Modification                12.7.1
           Net Total Loss Proceeds     19.1
           Operative Documents         20.1.3
           Rent                        5.3.1
           Reserves                    5.4.1
           Scheduled Delivery Date     3.2
           Security Deposit            5.1.1
           Taxes                       16.1
           Termination Date            4.4

           Total Loss                  19.1
           Total Loss Date             19.1
           Total Loss Proceeds         19.1
           Transaction Fee             5.2

     ARTICLE 3       PLACE AND DATE OF DELIVERY
     ---------       --------------------------


3.1        Place of Delivery.  LESSOR will deliver the Aircraft to LESSEE at
           -----------------
Manufacturer's facility at Seattle, Washington or such other place as may be agreed in writing between the parties (the "Delivery Location").
                                            -----------------

3.2        Scheduled Delivery Date.  As of the date of this Lease, Delivery of
           -----------------------
the Aircraft from Manufacturer to LESSOR is scheduled to occur in the month of April 1997. LESSOR will notify LESSEE from time to time and in a timely manner of the exact date on which LESSOR expects Delivery to take place (the "Scheduled Delivery Date").
 ------------------------

3.3        Delivery subject to Manufacturer Delivery.  LESSOR and LESSEE
           -----------------------------------------
expressly acknowledge that Delivery of the Aircraft to LESSEE is subject to and conditioned upon delivery of the Aircraft by Manufacturer to LESSOR.

3.4        No LESSOR Liability.  LESSOR will not be liable for any loss or
           -------------------
expense, or any loss of profit, arising from any delay or failure in Delivery to LESSEE unless such delay or failure arises as a direct consequence of the willful misconduct of LESSOR, and in no event will LESSOR be liable for any delay or failure which is caused by any breach or delay on the part of Manufacturer or BFE supplier.

3.5        Total Loss of Aircraft prior to Delivery.   If a Total Loss of the
           ----------------------------------------
Aircraft occurs prior to Delivery, neither party will have any further liability to the other except that LESSOR will return to LESSEE the Security Deposit in accordance with Article 5.1.3 and any prepaid Rent.

3.6        Cancellation for Anticipatory Delay.  Promptly after LESSOR becomes
           -----------------------------------
aware that in Manufacturer's opinion a delay will cause Delivery to be delayed beyond April 30, 1998, LESSOR will notify LESSEE. By written notice given within ten (10) Business Days after LESSEE's receipt of such LESSOR notice, either party may by written notice to the other terminate this Lease and this Lease will terminate on the date of receipt of such notice. In the event of such termination, neither party will have any further liability to the other except that LESSOR will return to LESSEE the Security Deposit in accordance with
Article 5.1.3 and any prepaid Rent. If neither party gives of termination within such ten (10) Business Days, both parties lose all right to terminate under Articles 3.6 and 3.7 unless otherwise agreed in writing by the parties.

3.7        Cancellation for Delay.  If a delay, not caused by LESSEE's or
           ----------------------
LESSOR's breach of this Lease, causes Delivery to be delayed beyond April 30, 1998, either party will have the right to terminate this Lease by giving the other party written notice within ten (10) Business Days after such date and this Lease will terminate on the date of receipt of such notice. In the event of such termination, neither party will have any further liability to the other except that LESSOR will return to LESSEE the Security Deposit in accordance with
Article 5.1.3 and any prepaid Rent. If neither party gives notice of termination within such ten (10) Business Days, both parties lose all rights to terminate under this Article 3.7, unless otherwise agreed in writing by the parties.

     ARTICLE 4       LEASE TERM AND EXTENSION OPTION
     ---------       -------------------------------

4.1        Initial Lease Term.  The term of leasing of the Aircraft will
           ------------------
commence on the Delivery Date and continue for an initial lease term of eight
(8) years (the "Initial Lease Term").
                ------------------

4.2        Lease Extension Option.
           ----------------------

4.2.1 So long as no Default has occurred and is continuing hereunder both on the date of exercise of the option and from such date to the commencement date of the lease term with respect to such option, LESSEE will have three (3) lease extension options of one (1) year each (the "Extension Lease Term").
                      --------------------

4.2.2 In order to exercise an option, LESSEE must give written notice to LESSOR not less than nine (9) months prior to the then-existing Expiration Date of this Lease. Any notice given by LESSEE in accordance herewith will be irrevocable. LESSEE may not exercise its option to extend the lease of the Aircraft unless it has also exercised its option to extend the lease for all prior lease years.

4.3        "Lease Term" and "Expiration Date".  "Lease Term" means the term of
           ----------------------------------    ----------
leasing commencing on the Delivery Date and terminating on the "Expiration
                                                                ----------
Date".  "Expiration Date" means the date on which LESSEE is required to
- ----     ---------------
redeliver the Aircraft to LESSOR in the condition required by this Lease on the last day of the Initial Lease Term or Extension Lease Term, if and as applicable.

4.4        "Termination Date".  This Lease may in fact terminate on any of the
           ------------------
following dates:

            (a) the Expiration Date, provided LESSEE returns the Aircraft to LESSOR on the Expiration Date in the condition required by Article 23; or

            (b) a date earlier than the Expiration Date, if:

                (1) there is a Total Loss of the Aircraft prior to Delivery pursuant to Article 3.5

                (2) cancellation of this Lease occurs pursuant to Article 3.7 or 3.6

                (3) there is a Total Loss of the Aircraft and payment is made to LESSOR in accordance with Article 19.3

                (4) this Lease is or becomes wholly or partly invalid or unenforceable due to reasons beyond LESSEE's and LESSOR's control and (i) LESSEE fails to continue to perform under this Lease, (ii) after good faith negotiation, LESSOR and LESSEE have not arrived at a mutually acceptable alternative basis for continuation of this Lease within fifteen (15) days after LESSOR has sent a notice requiring negotiation and (iii) LESSEE returns the Aircraft to LESSOR in the condition required by Article 23.

                (5) an Event of Default occurs and LESSOR repossesses the Aircraft or otherwise terminates this Lease pursuant to Article 25.3.

The "Termination Date" is the date on which this Lease terminates because one of the foregoing has occurred and LESSEE has performed all of its obligations hereunder.

4.5        Survival of Certain LESSEE Obligations.  The obligations of LESSEE
           --------------------------------------
set forth in Articles 10.5, 16, 17 and 24, and any other obligations of LESSEE which were due to have been performed but have not been fully performed prior to the termination of this Lease pursuant to Article 4.4, will survive the Termination Date. The obligations of LESSEE in the event of a termination pursuant to Article 25.3 are set forth in Article 25.

     ARTICLE 5       SECURITY DEPOSIT, TRANSACTION FEE, RENT, RESERVES AND OTHER
     ---------       -----------------------------------------------------------
                     PAYMENTS
                     --------


5.1        Security Deposit.
           ----------------

5.1.1      LESSEE will pay LESSOR a security deposit of  *     U.S. Dollars (US$
          **) for its lease of the Aircraft (the "Security Deposit").  The
                                                      ----------------
            Security Deposit is payable as follows (in US$):

                 *

      _________________________
      PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

5.1.2 The Security Deposit may be commingled with LESSOR's general funds and any interest earned on such Security Deposit will be for LESSOR's account. If the Security Deposit is reduced below the required amount by application to meet LESSEE's unperformed obligations under this Lease, LESSEE will replenish the Security Deposit within ten (10) days after LESSOR's demand therefor. The Security Deposit will serve as security for the performance by LESSEE of its obligations under this Lease and any other agreements between LESSEE and LESSOR relating to aircraft, engines, aircraft equipment or the extension of credit and may be applied by LESSOR upon the occurrence of a Default or Event of Default hereunder or of a default by LESSEE under any such other agreements.

5.1.3 Upon termination of this Lease in accordance with Article 4.4 other than if an Event of Default has occurred and is continuing, LESSOR will return to LESSEE the amount of the Security Deposit then held by LESSOR (so long as no default by LESSEE exists under any other agreement between LESSEE and LESSOR relating to aircraft, engines or aircraft equipment or the extension of credit by LESSOR to LESSEE), without interest, less an amount determined by LESSOR to be a reasonable estimate of the costs, if any, which LESSOR will incur to remedy any unperformed obligations of LESSEE under this Lease, including the correction of any discrepancies from the required condition of the Aircraft on return of the Aircraft.

5.2        Transaction Fee.  Upon execution of this Lease, LESSEE will pay
           ---------------
LESSOR a nonrefundable transaction fee of  *   United States Dollars (US$
*       ) (the "Transaction Fee").
                ---------------

      _________________________
      PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

5.3        Rent.
           -----

5.3.1 LESSEE will pay LESSOR the following amounts monthly in advance as rent for the Aircraft ("Rent"):
                                   ----

           Period of Lease Term          Amount of monthly Rent
           --------------------          ----------------------

           Initial Lease Term             *         U.S. Dollars
                                         (US$  *              )*

           Extension Lease Term

               Year 9                     *  U.S. Dollars
                                         (US$  *              )

               Year 10                    *  U.S. Dollars
                                         (US$  *              )

               Year 11                    *  U.S. Dollars
                                         (US$  *              )

    *In addition to the monthly rent during the Initial Lease Term set forth above, LESSEE will pay to LESSOR an amount equal to the cost of (i) any agreed-to SCN's or CR's paid for by LESSOR over and above LESSOR's baseline specification for the Aircraft and (ii) any BFE (whether buyer-furnished equipment or seller-purchased equipment) paid for by LESSOR in excess of US$ * amortized over the Initial

                Lease Term, together with interest thereon at a rate equal to the Prime Rate in effect at Delivery plus * percent (* %).

      _________________________
      PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

5.3.2 The first payment of Rent during the Lease Term will be paid no later than three (3) Business Days prior to Delivery. Each subsequent payment of Rent will be due monthly thereafter no later than the same day of the month as the Delivery Date of the Aircraft except that, if such day is not a Business Day, the Rent will be due on the immediately preceding Business Day. If Delivery occurred on the 29th, 30th or 31st of the month and in any given month during the Lease Term there is no such date, Rent will be payable on the last Business Day of such month.

5.4        Reserves.
           --------

5.4.1 LESSEE will pay to LESSOR supplemental Rent, based on LESSEE's use of the Aircraft during the Lease Term, in the form of the following reserves in the following amounts per flight hour (individually,
            "Airframe Reserves" and "Engine Reserves", and collectively
            ------------------       ---------------
            "Reserves"):
            ---------

                 A total of US$    *     , as follows:

                 Airframe Reserve:             US$  *  per airframe
                                               flight hour

                 Engine Reserve:               US$  *  per Engine per
                                               flight hour (payable when
                                               the Engine is utilized on
                                               the Aircraft or another
                                               aircraft)

                 Landing Gear Reserve:         US$       *  per airframe
                                               flight hour

      _________________________
      PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

5.4.2 The amount of the Engine Reserves set forth in Article 5.4.1 may be increased by LESSOR in the event of an increase in the thrust rating of an Engine in accordance with Article 12.6.

5.4.3 Such Reserves will be paid on or before the 10th day of the calendar month next following the month in which the Delivery Date occurs and on or before the 10th day of each succeeding calendar month for flying performed during the calendar month prior to payment. All Reserves for flying performed during the month in which the Termination Date occurs will be paid on the Termination Date, unless otherwise agreed by the parties.

5.4.4 No interest will accrue or be paid at any time to LESSEE on such Reserves and, subject to LESSOR's obligations under Article 13, LESSOR may commingle the Reserves with LESSOR's general funds.

5.5        Additional Rent for Excess Cycles.  If in any calendar year (or
           ---------------------------------
portion thereof) of the Lease Term the Aircraft operated more cycles than the maximum number of cycles which would result from an average hour/cycle ratio of 2 to 1, LESSEE will pay LESSOR as additional Rent US$ 75 for each cycle the Aircraft actually operated during such calendar year (or portion thereof) in excess of the number of cycles which result from an average hour/cycle ratio of 2 to 1. A calculation will be made as of December 31 of each year and such additional Rent will be due and payable by LESSEE on the date on which the next Reserve payment is due (in accordance with Article 5.4.3) following such hour/cycle calculation period.

      Example: If the Aircraft operated 2,000 hours in a calendar year, it would have 1,000 cycles resulting from an average hour/cycle ratio of to . If in fact the Aircraft operated * cycles in such calendar year, the Aircraft operated * excess cycles in such calendar year and LESSEE will pay LESSOR US$ * ( * excess cycles * = US$ ).

      _________________________
      PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

5.6        LESSOR's Bank Account.  The Security Deposit, Transaction Fee, Rent,
           ---------------------
Reserves and any other payment due under this Lease will be paid by wire transfer of immediately available U.S. Dollar funds to LESSOR'S bank account at:

                 International Lease Finance Corporation
                     *

      _________________________
      PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
or to such other bank account as LESSOR may from time to time designate by written notice ("LESSOR's Bank"). When it is stated in this Lease that an
                 -------------
installment of the Security Deposit, the monthly Rent, Reserves or any other payment is due or must be paid or made by LESSEE by a specific date, then such payment actually must be received by LESSOR's Bank on or before such specific
                         --------
date, even if, in order for such payment to be received by LESSOR's Bank by such specific date, LESSEE must initiate the wire transfer prior to such specific date.

5.7        Default Interest.  If LESSOR's Bank does not receive the Rent or any
           ----------------
other amount on or before the specific date when due, LESSOR will suffer loss and damage the exact nature and amount of which are difficult or impossible to ascertain. LESSEE will pay LESSOR as supplemental Rent (by way of agreed compensation and not as a penalty) interest on any due and unpaid amounts payable by LESSEE under this Lease. Interest will be calculated at a per annum rate (based on a 360 day year) which is equal to * percent ( * %) plus the
                                                                      ----
Prime Rate in effect on the date on which the amount was originally due to be received at LESSOR's Bank. Such interest will be applied to the amount due and unpaid from the date the amount was due to be received at LESSOR's Bank until the actual date the amount was received at LESSOR's Bank or, in the case of LESSOR's performance of LESSEE's obligations hereunder, from the date of payment by LESSOR to the date of LESSEE's repayment to LESSOR ("Default Interest").
                                                        ----------------
Default Interest will accrue on a day-to-day basis and be compounded monthly.

      _________________________
      PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

5.8              No Deductions or Withholdings.  All payments by LESSEE under
                 -----------------------------
this Lease, including the Security Deposit, Transaction Fee, Rent, Default Interest, fees, indemnities or any other item, will be made in full without any deduction or withholding whether in respect of set-off, counterclaim, duties, or Taxes (as defined in Article 16) imposed in the State of Registration or any jurisdiction from which such payments are made unless LESSEE is prohibited by Law from doing so, in which event LESSEE will gross up the payment amount such that the net payment received by LESSOR after any deduction or withholding equals the amounts called for under this Lease.

5.9        Value Added Taxes.  The Rent and other amounts payable by LESSEE
           -----------------
under this Lease are exclusive of any value added tax, turnover tax or similar tax or duty. If a value added tax or any similar tax or duty is payable in any jurisdiction in respect of any Rent or other amounts as aforesaid, LESSEE will pay all such tax or duty and indemnify LESSOR against any claims for the same and any related claims, losses or liabilities.

5.10       Wire Transfer Disbursement Report.  At the time of each Rent or other
           ---------------------------------
payment, LESSEE will complete and fax to LESSOR a wire transfer disbursement report stating the amount of the payment being made by LESSEE and the allocation of such payment to the Security Deposit, Rent, Reserves, Default Interest and other charges. Notwithstanding the allocation set forth in LESSEE's report, in the event LESSEE is in default under this Lease, LESSOR will have complete discretion to allocate LESSEE's payments as LESSOR determines.

5.11       Net Lease.
           ---------

5.11.1 This Lease is a net lease and LESSEE's obligation to pay Rent and make other payments in accordance with this Lease will be absolute and unconditional under any and all circumstances and regardless of other events, including the following:

           (a) Any right of set-off, counterclaim, recoupment, defense or other right (including any right of reimbursement) which LESSEE may have against LESSOR, Manufacturer, the Engine manufacturer or any other person for any reason, including any claim LESSEE may have for the foregoing.

           (b) Unavailability or interruption in use of the Aircraft for any reason, including a requisition thereof or any prohibition or interference with or other restriction against LESSEE's use, operation or possession of the Aircraft (whether by Law or otherwise) any defect in title, airworthiness, merchantability, fitness for any purpose, condition, design, specification or operation of any kind or nature of the Aircraft the ineligibility of the Aircraft for any particular use or trade or for registration or documentation under the Laws of any jurisdiction or Total Loss of the Aircraft.

           (c) Insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation, receivership, administration or similar proceedings by or against LESSOR, LESSEE,

           Manufacturer, the Engine manufacturer or any other Person.

           (d) Invalidity or unenforceability or lack of due authorization of or other defect in this Lease.

           (e) Failure or delay on the part of any party to perform its obligations under this Lease.

           (f) Any other circumstance which but for this provision would or might have the effect of terminating or in any other way affecting any obligation of LESSEE hereunder.

5.11.2 Nothing in Article 5.11 will be construed to limit LESSEE's rights and remedies in the event of LESSOR's breach of its warranty of quiet enjoyment set forth in Article 21.2.1 or to limit LESSEE's rights and remedies to pursue in a court of law any claim it may have against LESSOR or any other Person.

5.12       LESSOR Performance of LESSEE Obligation.   If LESSEE fails to make
           ---------------------------------------
any payment under this Lease to a third party in connection with the Aircraft or fails to perform any other obligation required under this Lease, LESSOR may, (but is not required to) at its election and without waiver of its rights perform such obligation and/or pay such amount. Within five (5) Business Days after written notice to LESSEE of the amount paid by LESSOR on behalf of LESSEE, LESSEE will repay such amount to LESSOR together with Default Interest. Such payment to LESSOR will constitute additional Rent payable by LESSEE to LESSOR hereunder. Any payment, performance or compliance by LESSOR of a LESSEE obligation hereunder will not affect the occurrence or continuance of a Default or Event of Default, as the case may be.

5.13       Consideration for Rent and other Amounts.  The amount of the Rent and
           ----------------------------------------
other payments contained herein are in consideration of LESSEE's waiver of warranties and indemnities set forth in Articles 8 and 17, respectively, and the other provisions of this Lease.

     ARTICLE 6       LESSEE INVOLVEMENT WITH AIRCRAFT MANUFACTURER
     ---------       ---------------------------------------------


6.1        LESSEE Selection of Aircraft.  LESSEE ACKNOWLEDGES THAT THE
           ----------------------------
DESCRIPTION OF THE AIRCRAFT SET FORTH IN THIS LEASE IS BASED UPON INFORMATION SUPPLIED BY MANUFACTURER. LESSEE COVENANTS TO LESSOR THAT LESSEE HAS USED ITS OWN JUDGMENT IN SELECTING THE AIRCRAFT AND HAS DONE SO BASED ON ITS SIZE, DESIGN AND TYPE. LESSEE ACKNOWLEDGES THAT LESSOR IS NOT A MANUFACTURER OF THE AIRCRAFT OR DEALER IN THE AIRCRAFT.

6.2        Agency Agreement between LESSEE and LESSOR.  Certain obligations
           ------------------------------------------
remain to be performed by LESSOR in connection with the manufacture, fabrication and completion of the Aircraft by Manufacturer which will be performed by LESSEE (as provided in the Agency Agreement). LESSEE will act as LESSOR's agent with respect to some of these matters pursuant to the terms of an Agency Agreement to be entered into between LESSEE and LESSOR in the form set forth in Exhibit B. LESSEE will not be responsible to LESSOR as a result of serving as LESSOR's agent unless such liability results from LESSEE's negligence.

6.3        Procurement of BFE.  LESSEE's and LESSOR's technical representatives
           ------------------
will meet and agree upon which of LESSEE or LESSOR will provide specific items of BFE. Such BFE will then be provided to Manufacturer by LESSEE or LESSOR, as applicable, within the timeframes required by Manufacturer.

6.4        Assignment of Training.  LESSOR hereby assigns to LESSEE all rights
           ----------------------
to training to which LESSOR is entitled as a result of LESSOR's purchase of the Aircraft and lease of the Aircraft to LESSEE. If LESSEE fails to take Delivery of the Aircraft when tendered in accordance with Article 6.7, LESSEE will immediately pay to LESSOR an amount equal to the Dollar value of such training based on what the training would have cost LESSEE had LESSEE purchased such training directly from Manufacturer.

6.5        LESSEE Inspection of Aircraft.  During the course of final assembly
           -----------------------------
of the Aircraft, and at Delivery, LESSEE will have its own representative present to supervise and inspect the Aircraft and to ensure its conformity with LESSEE's needs and the terms of this Lease. LESSEE will have ground inspection and acceptance flight rights with respect to the Aircraft. LESSEE acknowledges that, as between it and LESSOR, in accepting the Aircraft it is relying on its own inspection and knowledge of the

Aircraft in determining whether it meets the requirements of this Lease.

6.6        Aircraft at Delivery.  At Delivery, the Aircraft will be as set forth
           --------------------
in Exhibit A, as such description may be modified by any change requests agreed to among LESSEE, LESSOR and Manufacturer (which will be reflected in amendment(s) to this Lease). In the event of any discrepancies, LESSEE and LESSOR will cooperate in good faith with one another and with Manufacturer and Engine manufacturer, as applicable, in order to arrive at a mutually acceptable resolution of any such discrepancies. The Aircraft will be accepted by LESSOR from Manufacturer simultaneously with LESSEE's acceptance of the Aircraft from LESSOR pursuant to this Lease. Thus, when LESSEE confirms to LESSOR that the Aircraft meets such condition and specification, LESSOR will accept the Aircraft from Manufacturer.

6.7        Delivery of the Aircraft to LESSEE.  Subject to LESSEE having
           ----------------------------------
performed all of the conditions precedent to Delivery set forth herein, immediately following delivery of the Aircraft from Manufacturer to LESSOR, LESSOR will deliver the Aircraft to LESSEE at the Delivery Location. Provided that the Aircraft is in the condition required by Article 6.6, upon the tender of the Aircraft by LESSOR to LESSEE, LESSEE will accept the Aircraft and the date of tender by LESSOR to LESSEE will be deemed to be the Delivery Date for all purposes under this Lease, including but not limited to the commencement of LESSEE's obligation to pay Rent hereunder.

6.8        LESSEE Acceptance of Aircraft.  So long as the Aircraft is in the
           -----------------------------
condition specified in Article 6.6, LESSEE will accept the Aircraft when tendered for delivery by LESSOR. If LESSEE fails to (i) comply with its obligations set forth in Article 6.2, (ii) comply with the conditions contained in Articles 7.1 and 7.2 so as to allow Delivery to take place immediately following delivery of the Aircraft by Manufacturer to LESSOR or (iii) take delivery of the Aircraft when properly tendered for delivery by LESSOR in the condition required hereunder, LESSEE will indemnify LESSOR for all costs and expenses incurred by LESSOR as a result thereof including (but without limitation) any payments other than the purchase price which LESSOR becomes obliged to make to Manufacturer.

     ARTICLE 7       PRE-DELIVERY, DELIVERY AND POST-DELIVERY DOCUMENTARY AND
     ---------       --------------------------------------------------------
                     OTHER REQUIREMENTS
                     ------------------


7.1        Pre-Delivery Requirements.  LESSEE will do each of the following
           -------------------------
prior to the Scheduled Delivery Date of the Aircraft within the timeframes set forth below:

           (a) Within one (1) month after execution of this Lease, LESSEE will deliver to LESSOR each of the following:

                (1) Copies of resolutions of the Board of Directors of LESSEE or other written evidence of appropriate corporate action, duly certifying and authorizing the lease of the Aircraft hereunder and the execution, delivery and performance of this Lease, together with an incumbency certificate as to the person or persons authorized to execute and deliver documents on behalf of LESSEE hereunder.

                (2) An opinion of counsel in the form and substance of Exhibit F hereto.

           (b) At least fourteen (14) days prior to the Scheduled Delivery Date, LESSEE will have delivered to LESSOR a Certificate of Insurance and Brokers' Letter of Undertaking in the form and substance of Exhibits C and D, respectively, from LESSEE's insurance brokers evidencing insurance of the Aircraft in accordance with this Lease from the Delivery Date.

           (c) At least three (3) days prior to the Scheduled Delivery Date, LESSEE will do each of the following:

                (1) Pay to LESSOR the first monthly installment of Rent in accordance with Article 5.3.2.

                (2) Provide LESSOR with documents reasonably requested by LESSOR evidencing the issuance of each approval, license and consent which may be required in connection with the remittance to LESSOR of any amount payable under this Lease or the performance by LESSEE of any of its obligations hereunder (including without limitation any exchange control approval).

                (3) Provide LESSOR with a copy of such Aviation Documents as may be available prior to the Scheduled Delivery Date.

                (4) Provide LESSOR with a power of attorney empowering LESSEE's representative, who may be an officer or employee of LESSEE, to accept the Aircraft on behalf of LESSEE.

                (5) Provide LESSOR with a power of attorney in the form of Exhibit G.

                (6) Provide LESSOR with such other documents as LESSOR may reasonably request.

7.2        Delivery Requirements.  On the Delivery Date of the Aircraft, each of
           ---------------------
the following will occur:

           (a) LESSEE will execute and deliver to LESSOR an Estoppel and Acceptance Certificate in the form of Exhibit E covering the Aircraft and effective as of the Delivery Date. Execution of such Estoppel and Acceptance Certificate will be conclusive proof that LESSEE has, as between LESSEE and LESSOR, unconditionally accepted the Aircraft for lease under this Lease.

           (b) If not previously done, LESSEE and LESSOR will sign an amendment or supplement to Exhibit A evidencing all agreed-to changes to the specification of the Aircraft.

           (c) LESSEE will deliver a certificate signed by an officer of LESSEE stating all of the following:

                (1) The representations and warranties contained in Article 20 are true and accurate on and as of the Delivery Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date).

                (2) No Default has occurred and is continuing or will result from LESSEE's lease of the Aircraft hereunder.

                (3) Such officer has examined the Creditor Agreements between LESSEE and the other Creditors and none of such Creditor Agreements contains terms which provide or contemplate that such Creditors will obtain any right, title or interest in an Engine which is installed on another aircraft (or, if this is not the case, such officer will identify in the certificate the parties, the aircraft and the Creditor Agreements for which this statement is untrue).

            (d) LESSEE's counsel will deliver an opinion confirming the matters set forth in the opinion of counsel described in Article 7.1 and advising that all filing and other requirements described in the earlier opinion of counsel have been met.

            (e) If any Creditor Agreement provides or contemplates that such Creditor will obtain any right, title or interest in an Engine which is installed on such Creditor's aircraft, LESSEE will deliver to LESSOR an engines cooperation agreement in form and substance acceptable to LESSOR which is executed by LESSEE and LESSEE's Creditors (as defined therein).

            (f) LESSOR will deliver to LESSEE an assignment of Manufacturer and Engine manufacturer rights in the form and substance of Exhibits H and I, respectively, and concurrently therewith LESSOR, to the extent it has not previously done so, will be deemed to have assigned all product assurance, product support and training applicable to the owner or operator of the Aircraft to LESSEE during the Lease Term.

            (g) LESSEE will deliver to LESSOR a copy of such Aviation Documents as have not been previously delivered which are available.

7.3         Post-Delivery Requirements.
            --------------------------

            (a) Within seven (7) days after Delivery, LESSEE will do each of the following:

            If not previously provided,

                (i) LESSEE will procure registration of the Aircraft in the register of aircraft of the State of Registration showing LESSOR as the owner and will provide evidence of the same to LESSOR.

                (ii) Provide LESSOR with copies of all Aviation Documents not previously delivered.

                (iii) If the Aircraft could not be registered at Delivery, provide LESSOR with a follow-up opinion of counsel advising that the Aircraft has been registered in the State of Registration and that all necessary filings have been made.

            (b) Within one (1) month after Delivery, LESSEE will provide LESSOR with a technical report for the Aircraft in the form and substance of Exhibit L, as revised.

     ARTICLE 8       DISCLAIMERS
     ---------       -----------


     LESSOR HAS COMMITTED TO LESSEE THAT ON THE DELIVERY DATE THE AIRCRAFT WILL BE IN THE CONDITION REQUIRED BY ARTICLE 6. SUCH COMMITMENT OR COVENANT ON THE PART OF LESSOR EXPIRES AND THE DISCLAIMERS SET FORTH IN THIS ARTICLE 8 APPLY UPON LESSEE'S ACCEPTANCE OF THE AIRCRAFT AND EXECUTION OF THE ESTOPPEL AND ACCEPTANCE CERTIFICATE. AFTER SUCH TIME, THEN AS BETWEEN LESSOR AND LESSEE:

8.1        "As Is, Where Is".  LESSEE UNCONDITIONALLY ACKNOWLEDGES AND AGREES
           -----------------
THAT, EXCEPT FOR THE EXPRESS REPRESENTATION OF LESSOR SET FORTH IN ARTICLE
21.1.5 (AS TO TITLE) NEITHER LESSOR NOR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES OR REPRESENTATIVES HAVE MADE OR WILL BE DEEMED TO HAVE MADE ANY TERM, CONDITION, REPRESENTATION, WARRANTY OR COVENANT EXPRESS OR IMPLIED (WHETHER STATUTORY OR OTHERWISE) AS TO (I) THE CAPACITY, AGE, AIRWORTHINESS, VALUE, QUALITY, DURABILITY, CONFORMITY TO THE PROVISIONS OF THIS LEASE, DESCRIPTION, CONDITION (WHETHER OF THE AIRCRAFT, ANY ENGINE, ANY PART THEREOF OR THE AIRCRAFT DOCUMENTATION), DESIGN, WORKMANSHIP, MATERIALS, MANUFACTURE, CONSTRUCTION, OPERATION, DESCRIPTION, STATE, MERCHANTABILITY, PERFORMANCE, FITNESS FOR ANY PARTICULAR USE OR PURPOSE (INCLUDING THE ABILITY TO OPERATE OR REGISTER THE AIRCRAFT OR USE THE AIRCRAFT DOCUMENTATION IN ANY OR ALL JURISDICTIONS) OR SUITABILITY OF THE AIRCRAFT OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, KNOWN OR UNKNOWN, APPARENT OR CONCEALED, EXTERIOR OR INTERIOR, (II) THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY RIGHTS, (III) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE OR (IV) ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF, ALL OF WHICH ARE HEREBY EXPRESSLY EXCLUDED AND EXTINGUISHED.

8.2        Waiver of Warranty of Description.  IN CONSIDERATION OF (I) LESSEE'S
           ---------------------------------
RIGHTS HEREUNDER TO INSPECT THE AIRCRAFT AND (II) LESSOR'S ASSIGNMENT TO LESSEE OF ANY EXISTING AND ASSIGNABLE WARRANTIES OF MANUFACTURER AND ENGINE MANUFACTURER, LESSEE HEREBY AGREES THAT ITS ACCEPTANCE OF THE AIRCRAFT AT DELIVERY AND ITS EXECUTION AND DELIVERY OF THE ESTOPPEL AND ACCEPTANCE CERTIFICATE CONSTITUTE LESSEE'S WAIVER OF THE WARRANTY OF DESCRIPTION, ANY CLAIMS LESSEE MAY HAVE AGAINST LESSOR BASED UPON THE FAILURE OF THE AIRCRAFT TO CONFORM WITH SUCH DESCRIPTION AND ANY AND ALL

RIGHTS IT MAY HAVE TO THE REMEDIES SET FORTH IN SECTIONS 10508 THROUGH 10522 OF THE CALIFORNIA COMMERCIAL CODE. EVEN IF AT ANY TIME THE FAILURE OF THE AIRCRAFT TO CONFORM TO SUCH DESCRIPTION SUBSTANTIALLY IMPAIRS THE VALUE AND UTILITY OF THE AIRCRAFT AND EITHER (I) LESSEE ACCEPTED THE AIRCRAFT BASED ON A REASONABLE ASSUMPTION THAT THE NONCONFORMITY WOULD BE CURED AND IT WAS NOT SEASONABLY CURED OR (II) LESSEE ACCEPTED THE AIRCRAFT WITHOUT DISCOVERING THE NONCONFORMITY BUT LESSEE'S ACCEPTANCE OF THE AIRCRAFT WAS REASONABLY INDUCED EITHER BY LESSOR'S ASSURANCES OR BY THE DIFFICULTY OF DISCOVERING ANY DEFECT PRIOR TO ACCEPTANCE, LESSEE AGREES NOT TO LOOK TO LESSOR FOR DAMAGES OR RELIEF ARISING OUT OF THE FAILURE OF THE AIRCRAFT TO CONFORM TO SUCH DESCRIPTION.

8.3        LESSEE Acknowledgement.   LESSEE agrees that it is leasing the
           ----------------------
Aircraft "AS IS, WHERE IS".

8.4        LESSEE Waiver.  LESSEE hereby waives as between itself and LESSOR and
           -------------
agrees not to seek to establish or enforce any rights and remedies, express or implied (whether statutory or otherwise) against LESSOR or the Aircraft relating to any of the matters mentioned in Articles 8.1 or 8.2 and the leasing thereof by LESSOR to LESSEE.

8.5        Conclusive Proof.  DELIVERY BY LESSEE TO LESSOR OF THE ESTOPPEL AND
           ----------------
ACCEPTANCE CERTIFICATE WILL BE CONCLUSIVE PROOF AS BETWEEN LESSOR AND LESSEE THAT LESSEE'S TECHNICAL EXPERTS HAVE EXAMINED AND INVESTIGATED THE AIRCRAFT AND ENGINES AND (I) EACH IS AIRWORTHY AND IN GOOD WORKING ORDER AND REPAIR AND (II) THE AIRCRAFT AND ENGINES AND THE AIRCRAFT DOCUMENTATION ARE WITHOUT DEFECT (WHETHER OR NOT DISCOVERABLE AT DELIVERY) AND IN EVERY WAY SATISFACTORY TO LESSEE.

8.6        No LESSOR Liability for Losses.  LESSEE agrees that LESSOR will not
           ------------------------------
be liable to LESSEE, any sublessee or any Person, whether in contract or tort and however arising, for any cost, loss or damage (consequential or otherwise) arising out of the condition of the Aircraft, whether or not due in whole or in part to an act or omission or the active or passive negligence of LESSOR.

8.7        No Liability to Repair or Replace.  LESSOR will not be liable for any
           ---------------------------------
expense in repairing or replacing any item of the Aircraft or be liable to supply another aircraft or any item in lieu of the Aircraft or any part thereof if the same is lost, confiscated, damaged, destroyed or otherwise rendered unfit for use.

8.8        No Waiver.  Nothing in this Article 8 or elsewhere in this Lease
           ---------
will be deemed to be a waiver by LESSEE of any rights it may have against Manufacturer, the Engine manufacturer or any other Person.

     ARTICLE 9       MANUFACTURERS' AND VENDORS' WARRANTIES
     ---------       --------------------------------------


9.1        Warranties.  As set forth in Article 7.2, at Delivery LESSOR will
           ----------
assign to LESSEE for the duration of the Lease Term the benefit of all warranties and indemnities given to LESSOR by Manufacturer, the Engine manufacturer and other vendors with respect to the Aircraft.

9.2        Reassignment.  On the Termination Date, the benefit of any warranty
           ------------
assigned by LESSOR to LESSEE pursuant to Article 7.2 will be reassigned automatically to LESSOR or its designee. LESSEE's rights under such warranties (including LESSEE's claims and rights to payment thereunder) will revert to LESSOR during any period in which an Event of Default is continuing. LESSEE at its own cost and expense will do all such things and execute such documents as may be required for this purpose.

9.3        Warranty Claims.  LESSEE will diligently and promptly pursue any
           ---------------
valid claims it may have against Manufacturer and others under such warranties with respect to the Aircraft and will provide notice of the same to LESSOR.

     ARTICLE 10      OPERATION OF AIRCRAFT
     ----------      ---------------------


10.1       Costs of Operation.  LESSEE will pay all costs incurred in the
           ------------------
operation of the Aircraft during the Lease Term, for profit or otherwise, including the costs of flight crews, cabin personnel, fuel, oil, lubricants, maintenance, insurance, storage, landing and navigation fees, airport charges, passenger service and any and all other expenses of any kind or nature, directly or indirectly, in connection with or related to the use, movement and operation of the Aircraft. The obligations, covenants and liabilities of LESSEE under this paragraph arising prior to return of the Aircraft to LESSOR will continue in full force and effect, notwithstanding the termination of this Lease or expiration of the Lease Term.

10.2       Compliance with Laws.  LESSEE agrees throughout the Lease Term to
           --------------------
maintain operational control of the Aircraft and use the Aircraft in accordance with applicable Laws of the State of Registration and of any country, state, territory or municipality into or over which LESSEE may operate and in accordance with the applicable regulations of IATA. LESSEE will not employ, suffer or cause the Aircraft to be used in any business which is forbidden by Law or in any manner which may render it liable to condemnation, destruction, seizure, or confiscation by any authority. LESSEE will not permit the Aircraft to fly to any airport or country if so doing would cause LESSOR to be in violation of any U.S. Law.

10.3       Training.  LESSEE will not use the Aircraft for testing or for
           --------
training of flight crewmembers other than LESSEE crewmembers and will not use the Aircraft for training any more than it utilizes for training the other aircraft in its fleet.

10.4       No Violation of Insurance Policies.   LESSEE will not use or permit
           ----------------------------------
the Aircraft to be used in any manner or for any purpose which is not covered by the insurance policies LESSEE is required to carry and maintain as set forth in this Lease. LESSEE will not carry any goods of any description excepted or exempted from such policies or do any other act or permit to be done anything which could reasonably be expected to invalidate or limit any such insurance policy.

10.5       Flight Charges.
           --------------

10.5.1 LESSEE will pay promptly when due all enroute navigation charges, navigation service charges and all other charges payable by LESSEE for the use of or for services provided at any airport, whether in respect of the Aircraft or any other aircraft of LESSEE, and will indemnify and hold LESSOR harmless in respect of the same. This indemnity will continue in full force and effect notwithstanding the termination or expiration of the Lease Term for any reason or the return of the Aircraft.

10.5.2 If requested by LESSOR, LESSEE will provide LESSOR with a list of the airports to which LESSEE regularly operates the Aircraft or its other aircraft. LESSEE hereby authorizes the Aviation Authority or another aviation authority or airport or creditor claiming rights on the Aircraft to confirm the status of LESSEE's payments to such creditor for the Aircraft and its other aircraft, as and when requested by LESSOR.

     ARTICLE 11      SUBLEASES
     ----------      ---------


11.1       No Sublease without LESSOR Consent.  LESSEE WILL NOT SUBLEASE OR PART
           ----------------------------------
WITH POSSESSION OF THE AIRCRAFT (EXCEPT FOR MAINTENANCE AND REPAIR) AT ANY TIME WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR (NOT TO BE UNREASONABLY WITHHELD) EXCEPT FOR A SUBLEASE TO AN OPERATOR PRE-APPROVED IN ARTICLE 11.1.1 BELOW, AND IN ACCORDANCE WITH SUCH REQUIREMENTS AS MAY FROM TIME TO TIME BE AGREED IN WRITING BETWEEN LESSOR AND LESSEE. The wet leasing of the Aircraft during the Lease Term (in which LESSEE and its crews retain operational control of the Aircraft) will not be considered a sublease of the Aircraft.

11.1.1 LESSEE may sublease the Aircraft without LESSOR's prior consent to an operator based in the U.S. which is then currently a lessee of LESSOR, provided said operator is not then in default under the aircraft lease agreement between such operator and LESSOR. Any such sublease will be subject to the provisions of this Article 11, except that such sublease would not be subject to the subleasing proposal fee referred to in Article 11.2 below.

11.2       Subleasing Proposal Fee.  Any subleasing proposals submitted to
           -----------------------
LESSOR (other than a proposed sublease (x) to a sublessee which is pre-approved pursuant to Article 11.1.1 or (y) to the first three proposed sublessees outside the U.S. which are then current lessees of LESSOR, provided said operators are not then in default under the aircraft lease agreement between such operator and LESSOR) will be subject to a processing fee of * U.S. Dollars (US$ * ), payable on demand (whether the sublease is approved or not). In addition, LESSEE will indemnify LESSOR on demand for all reasonable out-of-pocket expenses (including legal fees) incurred in connection with its assessment of the proposal or its implementation.

      _________________________
      PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

11.3       Any Approved Sublease.  Any sublease approved by LESSOR will be for a
           ---------------------
term no greater than the remaining Lease Term and contain provisions consistent with this Lease protecting LESSOR's title to the Aircraft, providing appropriate LESSOR indemnities, regarding the maintenance and repair standards for the Aircraft, concerning the insurances which will be carried by the sublessee and the circumstances which constitute a Total Loss of the Aircraft. Any such sublease will be subject and subordinate to this Lease. In its sole discretion, LESSOR may require an opinion of counsel in connection with such sublease, including LESSOR's rights to repossess the Aircraft in the event of an Event of Default hereunder or under the sublease. LESSEE will not amend the terms of any approved sublease without the prior written consent of LESSOR, which will not be unreasonably withheld.

11.4    Assignment of Sublease.  Any approved sublease will be assigned to
        ----------------------
LESSOR as security. LESSEE will deliver the original counterpart of the sublease to LESSOR and make any filings necessary to protect LESSOR's security interest.

11.5       Continued Responsibility of LESSEE.  LESSEE will continue to be
           ----------------------------------
responsible for performance of its obligations under this Lease during any period of sublease.

     ARTICLE 12      MAINTENANCE OF AIRCRAFT
     ----------      -----------------------


12.1       General Obligation.  During the Lease Term and until the Aircraft is
           ------------------
returned to LESSOR in the condition required by this Lease, LESSEE alone has the obligation, at its expense, to maintain and repair the Aircraft, Engines and all of the Parts (i) in accordance with the Maintenance Program, (ii) in accordance with the rules and regulations of the Aviation Authority, (iii) in accordance with Manufacturer's type design, (iv) in accordance with any other regulations or requirements necessary in order to maintain a valid Certificate of Airworthiness for the Aircraft and meet the requirements at all times during the Lease Term and upon return of the Aircraft to LESSOR for issuance of a standard Certificate of Airworthiness for transport category aircraft issued by the FAA in accordance FAR Part 21 (except during those periods when the Aircraft is undergoing maintenance or repairs as required by this Lease and to the extent in conflict with the requirements of the Aviation Authority) and (v) in the same manner and with the same care as used by LESSEE with respect to similar aircraft and engines operated by LESSEE and without in any way discriminating against the Aircraft.

12.2       Specific Obligations.  Without limiting Article 12.1, LESSEE agrees
           --------------------
that such maintenance and repairs will include but will not be limited to each of the following specific items:

           (a) Performance in accordance with the Maintenance Program of all routine and non-routine maintenance work.

           (b) Incorporation in the Aircraft of all applicable airworthiness directives or equivalent (referred to in this Lease generally as "airworthiness directives") of the FAA and the Aviation Authority, all alert service bulletins of Manufacturer, Engine manufacturer and other vendors or manufacturers of Parts incorporated on the Aircraft and any service bulletins which must be performed in order to maintain the warranties on the Aircraft, Engines and Parts.

           (c) Incorporation in the Aircraft of all other service bulletins of Manufacturer, the Engine manufacturer and other vendors which LESSEE schedules to adopt within the Lease Term for the rest of its 737-300 aircraft fleet. It is the intent of the parties that the Aircraft will not be discriminated from the rest of LESSEE's fleet in service bulletin compliance (including method of compliance) or other maintenance matters. LESSEE will not discriminate against the Engines with respect to Overhaul build standards and life limited part replacements.

            (d) Incorporation in the Maintenance Program for the Aircraft of a corrosion prevention and control program as recommended by Manufacturer, the Aviation Authority and the FAA and the correction of any discrepancies in accordance with the recommendations of Manufacturer and the Structural Repair Manual. In addition, all inspected areas will be properly treated with corrosion inhibitor as recommended by Manufacturer.

            (e) Incorporation into the Maintenance Program of an anti-fungus/biological growth and contamination prevention, control and treatment program of all fuel tanks in accordance with Manufacturer's approved procedures.

            (f) Providing LESSOR with written summaries of all sampling programs involving or affecting the Aircraft.

            (g) Maintaining in English and keeping in an up-to-date status the records and historical documents set forth in Attachment 1 of Exhibit J.

            (h) Maintaining historical records, in English, for condition-monitored, hard time and life limited Parts (including tags from the manufacturer of such Part or a repair facility which evidence that such Part is new or overhauled and establish authenticity, total time in service and time since overhaul for such Part), the hours and cycles the Aircraft and Engines operate and all maintenance and repairs performed on the Aircraft.

            (i) Properly documenting all repairs, Modifications and alterations and the addition, removal or replacement of equipment, systems or components in accordance with the rules and regulations of the Aviation Authority and reflecting such items in the Aircraft Documentation. In addition, all repairs to the Aircraft will be accomplished in accordance with Manufacturer's Structural Repair Manual (or FAA-approved data supported by FAA Form 8110-3 or equivalent). All Modifications and alterations will also be accomplished in accordance with FAA-approved data supported by FAA Form 8110-3 or equivalent.

           (j) Ensuring that Overhauls are accomplished utilizing maintenance and quality control procedures approved by the Aviation Authority and that the repair agency provides a complete record of all work performed during the course of such Overhaul and certifies that such Overhaul was accomplished, that the equipment is airworthy and released for return to service and that the Overhaul was in conformity with the original type design.

12.3       Replacement of Parts.
           --------------------

12.3.1 LESSEE, at its own cost and expense, will promptly replace all Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or rendered unfit or beyond economical repair (BER) for use for any reason. In the ordinary course of maintenance, service, repair, Overhaul or testing, LESSEE may remove any Part provided that LESSEE replaces such part as promptly as practicable. All replacement Parts will (i) be free and clear of all Security Interests (except Permitted Liens) of any kind or description, (ii) be in airworthy condition and of at least equivalent model, service bulletin and modification status and have a value and utility at least equal to the Parts replaced, assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof and (iii) have a current "serviceable tag" of the manufacturer or maintenance facility providing such items to LESSEE, indicating that such Parts are new, serviceable or Overhauled. With respect to replacement modules in an Engine, the replacement module will not have been previously operated at a higher thrust rating than the replaced module. So long as a substitution meets the requirements of the Maintenance Program and Aviation Authority, LESSEE may substitute for any Part a part that does not meet the requirements of the foregoing sentence if a complying Part cannot be procured or installed within the available groundtime of the Aircraft and as soon as practicable the noncomplying part is removed and replaced by a complying Part.

12.3.2 All Parts removed from the Airframe or any Engine will remain the property of LESSOR and subject to this Lease no matter where located, until such time as such Parts have been replaced by Parts (which have been incorporated or installed in or attached to the Airframe or such Engine) which meet the requirements for replacement Parts specified above and title to such replacement Parts has passed to LESSOR under the Laws of the State of Registration and lex situs. To the extent
                                                     --- -----
           permitted by the Laws of the State of Registration and the lex situs
                                                                      --- -----
           it is the intent of LESSOR and LESSEE that without further act and immediately upon any replacement Part becoming incorporated, installed or attached to the Airframe or an Engine as above provided,
           (i) title to the removed Part will thereupon vest in LESSEE, free and clear of all rights of LESSOR, (ii) title to the replacement Part will thereupon vest in LESSOR free and clear of all rights of LESSEE and (iii) such replacement Part will become subject to this Lease and be deemed to be a Part hereunder to the same extent as the Parts originally incorporated or installed in or attached to the Airframe or such Engine.

12.4       Removal of Engines.
           ------------------

12.4.1 If an Engine is removed for testing, service, repair, maintenance, Overhaul work, alterations or modifications, title to such Engine will at all times remain vested in LESSOR.

12.4.2 LESSEE will be entitled to remove any of the Engines from the Aircraft and install another engine or engines on the Aircraft, provided that LESSEE complies with each the following obligations:

           (a) The insurance requirements set forth in Article 18 and Exhibit C are in place.

           (b) LESSEE ensures that the identification plates referred to in
           Article 15 are not removed from any Engine upon such Engine being detached from the Aircraft.

           (c) Title to the Engine remains with LESSOR free from all Security Interests (except Permitted Liens) regardless of the location of the Engine or its attachment to or detachment from the Aircraft.

12.5       Installation of Engines on other aircraft.  Any Engine removed from
           -----------------------------------------
the Aircraft may be installed on another aircraft in LESSEE's fleet which utilizes engines of the same type as the Engine only if one of the situations described in this Article 12.5 exists:

12.5.1 LESSEE or LESSOR has title to such other aircraft free and clear of all Security Interests (except Permitted Liens).

12.5.2 LESSEE, LESSOR and all of the Creditors of LESSEE of such aircraft enter into a engines cooperation agreement in form and substance acceptable to LESSOR in which each party agrees to recognize one another's rights in the engines. LESSEE will reimburse LESSOR and its Lender for their reasonable attorneys' fees and costs in negotiating and finalizing engine cooperation agreement arrangements with LESSEE and its Creditors.

12.5.3 Such other aircraft is subject to a Creditor Agreement (but no other Security Interests except Permitted Liens) which by its terms expressly or effectively states that such Creditor and its successors and assigns will not acquire any right, title or interest in any Engine by reason of such Engine being installed on such aircraft. To evidence the foregoing, at or before Delivery, LESSEE will provide LESSOR with an opinion of counsel and officer's certificate as to this matter (and such an opinion of counsel and officer's certificate will be provided during the Lease Term with respect to other Creditor Agreements regarding aircraft entering

           LESSEE's operating fleet subsequent to Delivery). LESSEE hereby agrees that if LESSOR's title to an Engine is in fact impaired under any such Creditor Agreement, such impairment will be a Total Loss of such Engine and the provisions of Article 19.5 will apply. To the extent another Creditor Agreement contains such provisions, then LESSOR hereby agrees for the benefit of the Creditor of such Creditor Agreement that neither LESSOR nor its successors or assigns will acquire or claim any right, title or interest in any engine in which LESSEE or another Creditor has an interest as a result of such engine being installed on the Airframe.

12.6       Engine Thrust Rating.  If an Engine is utilized by LESSEE on the
           --------------------
Aircraft or on any other airframe (or if the Engine is utilized by any sublessee or user under a pooling arrangement in accordance with this Lease) at a thrust rating greater than the thrust rating set forth in Exhibit A, LESSEE will promptly notify LESSOR and the Engine Reserve amounts set forth in Article 5.4.1 will be increased in an amount proportional to the accelerated rate of deterioration of the Engine resulting from the increased thrust rating.

12.7       Modifications.
           -------------

12.7.1     No modification, alteration, addition or removal to the Aircraft
           ("Modification") expected to cost over   *  U.S. Dollars (US$  *  )
           --------------
           or deviation from the Aircraft's original type design or configuration will be made without the prior written consent of LESSOR, which consent will not be unreasonably withheld. "Modifications" do not include airworthiness directives of the
           --------------
           Aviation Authority or FAA or Manufacturer's recommended service bulletins, for which LESSOR consent is not required.

      _________________________
      PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

12.7.2 LESSOR may review LESSEE's proposed designs, plans, engineering drawings and diagrams, and flight and maintenance manual revisions for any proposed Modification. If requested by LESSOR, LESSEE will furnish LESSOR (at LESSEE's expense) with such documents in final form and any other documents required by Law, as a result of such Modification. All Modifications incorporated on the Aircraft will be properly documented in the Aircraft Documentation and be fully approved by the Aviation Authority.

12.7.3 Notwithstanding any other provision of this Lease, no Modification will be made which has the effect of decreasing the utility or value of the Aircraft or invalidating any warranty applicable to the Aircraft.

12.7.4 No Modification will be made by LESSEE if an Event of Default exists and is continuing hereunder.

12.7.5 Unless otherwise agreed by LESSOR in writing, all permanent or structural Modifications will forthwith become a part of the Aircraft and LESSEE relinquishes to LESSOR all rights and title thereto. However, all temporary and non-structural Modifications will remain the property of LESSEE and, at LESSOR's request and LESSEE's cost, will be removed from the Aircraft prior to return of the Aircraft, with LESSEE restoring the Aircraft to the condition it was in prior to the Modification in a manner cosmetically acceptable to LESSOR. Notwithstanding the foregoing, no such removal will be permitted without LESSOR's permission after the occurrence of an Event of Default hereunder and immediately upon the occurrence of an Event of Default hereunder, without the requirement of any further act or notice, all right, title and interest in such Modifications will immediately vest in LESSOR.

12.7.6 LESSOR will bear no liability for the cost of Modifications of the Aircraft whether in the event of grounding or suspensions of certification, or for any other cause.

12.8        Pooling of Engines and Parts.  With LESSOR's prior written consent,
            ----------------------------
not to be unreasonably withheld, LESSEE may subject the Engines and Parts to normal interchange or pooling agreements with responsible international scheduled commercial air carriers customary in the airline industry and entered into by LESSEE in the ordinary course of its business with respect to its entire 737-300 fleet so long as (i) in the case of pooling of an Engine, such Engine is returned to LESSEE within two (2) months, (ii) no transfer of title to the Engine occurs, (iii) all other terms of this Lease continue to be observed with respect to the Engines or Parts, including but not limited to Articles 8,

10, 12, 14, 15, 16, 17, 18 and 19 and (iv) LESSEE continues to be fully responsible to LESSOR for the performance of all of its obligations hereunder.

12.9        Performance of Work by Third Parties.  Whenever maintenance and
            ------------------------------------
            repair work on the Aircraft or Engines will be regularly performed by a Person other than LESSEE, such Person will be an FAA-authorized repair station.

12.10       Reporting Requirements.
            ----------------------

            (a) Commencing with a report furnished ten (10) days after the end of the calendar month in which Delivery occurs, LESSEE will furnish to LESSOR a Monthly Report in English in the form attached hereto as Exhibit K. Each Monthly Report will be furnished within ten (10) days after the end of each calendar month, except that the Monthly Report pertaining to the last month (or any portion thereof) of the Lease Term will be furnished to LESSOR on the Termination Date.

            (b) Within thirty (30) days after completion of each "C" check on the Aircraft, LESSEE will provide LESSOR with a technical report for the Aircraft in the form and substance of Exhibit L, as revised.

12.11       Information Regarding Maintenance Program.  LESSEE will provide
            -----------------------------------------
LESSOR with a copy of or information regarding the Maintenance Program for the Aircraft, as requested by LESSOR.

12.12       LESSOR Rights to Inspect Aircraft.  On reasonable notice, LESSOR
            ---------------------------------
and/or its authorized agents or representatives will have the right to inspect the Aircraft and Aircraft Documentation. LESSOR agrees that such requests will be coordinated with LESSEE so as to cause the minimum practical disturbance to LESSEE's operation or its personnel. LESSEE agrees to cooperate with LESSOR in making the Aircraft and Aircraft Documentation available to such authorized technical teams. LESSOR will have no duty to make any such inspection and will not incur any liability or obligation by reason of (and LESSEE's indemnity obligations pursuant to Article 17 will apply notwithstanding) not making any such inspection or by reason of any reports it receives or any reviews it may make of the Aircraft records.

     ARTICLE 13      USE OF RESERVES
     ----------      ---------------


13.1       Airframe Reserves.  LESSOR will reimburse LESSEE from the Airframe
           -----------------
Reserves for the actual cost of the structural inspection portion of completed scheduled D checks (or an equivalent structural inspection requirement) as described in the MPD and the rectification of any structural deficiencies resulting from such inspection, with work performed for all other causes excluded, including those causes set forth in Article 13.5. Subject to Article
16.1 and excluding handling, packaging and shipping charges, reimbursement will be made up to the amount in the Airframe Reserve.

13.2        Engine Reserves.
            ---------------

13.2.1 Subject to the limitations set forth in Article 13.2.2, LESSOR will reimburse LESSEE from the Engine Reserves for the actual cost associated with performance restoration or the replacement of life limited parts or permanent repair of on-condition parts in the basic Engine during completed Engine shop visits (i.e. heavy maintenance visits) requiring off-wing teardown and/or disassembly, with work performed for all other causes excluded, including those causes set forth in Article 13.5. Subject to the Articles 13.2.2 and Article
            16.1 and excluding handling, packaging and shipping charges, reimbursement for an Engine will be made up to the amount in the Engine Reserve applicable to such Engine.

13.2.2 Eighteen percent (18%) of the per hour Engine Reserve payable by LESSEE for an Engine will be designated and will be reimbursable solely for the replacement of life limited parts in such Engine. Reimbursement will further be limited as to each module of such Engine in accordance with the following percentages of the remaining total amount (after setting aside the portion of the Engine Reserve for an Engine applicable to the replacement of life limited parts in such Engine) in the Engine Reserve for such Engine:

                 14% - Module 1, Fan & Accessory Gearbox
                 26% - Module 2, High Pressure Compressor

                 48% - Module 3, High Pressure Turbine
                 12% - Module 4, Low Pressure Turbine

13.3       Landing Gear Reserves.  LESSOR will reimburse LESSEE from the Landing
           ---------------------
Gear Reserves for the actual cost of a completed Overhaul of the Landing Gear with work performed for all other causes excluded, including those causes set forth in Article 13.5.

13.4       Reimbursement.  LESSEE will be entitled to reimbursement from the
           -------------
Reserves after the work is completed and the Airframe or Engine has left the repair agency, by submitting invoices and proper documentation within six (6) months after completion of the work. For the Airframe, proper documentation includes a list of all routine and non-routine work cards with corresponding references to the MPD and an itemized labor and materials report. For the Engine, proper documentation includes a description of the reason for removal, a shop teardown report, a shop findings report, a full description of the workscope and complete disk records for the Engine both prior to and after the shop visit. Both the invoice supplied by the Engine repair facility and that submitted by LESSEE to LESSOR with respect to an Engine will state whether or not credits were provided due to life remaining on any removed Engine Parts and the amount of any such credits will be itemized.

13.5    Reimbursement Adjustment.  By way of example, among the exclusions from
        ------------------------
reimbursement are those items resulting from repairs covered by LESSEE's or a third party's insurance, (deductibles being for the account of LESSEE) or required as a result of an airworthiness directive, manufacturer's service bulletin, faulty maintenance or installation, improper operations, misuse, neglect, accident, incident, ingestion, or other accidental cause. Reimbursement from the Reserves will not be available for the APU, thrust reversers or any of their associated components. All invoices subject to reimbursement from LESSOR will be reduced (by adjustment between LESSEE and LESSOR retroactively if necessary) by the actual amounts received by LESSEE on account of such work from responsible third parties or other sources, such as insurance proceeds, manufacturer's warranties, guarantees, concessions and credits (including, with respect to Engines, credits due to life remaining on any removed Engine Parts).

13.6    Costs in Excess of Reserves.  LESSEE will be responsible for payment of
        ---------------------------
all costs in excess of the amounts
reimbursed hereunder. If on any occasion the balance in the Airframe or an Engine Reserve is insufficient to satisfy a claim for reimbursement in respect of the Airframe or such Engine, the shortfall may not be carried forward or made the subject of any further claim for reimbursement.

13.7       Reimbursement after Termination Date.  LESSEE may not submit any
           ------------------------------------
invoice for reimbursement from the Reserves after the Termination Date unless on or prior to such date LESSEE has notified LESSOR in writing that such outstanding invoice will be submitted after the Termination Date and the anticipated amount of such invoice. So long as LESSEE has provided such notice to LESSOR, LESSEE may then submit such outstanding invoice at any time within six (6) months after the Termination Date. Subject to the foregoing, any balance remaining in the Airframe and Engine Reserves on the Termination Date, including termination on account of a Total Loss of the Aircraft, will be retained by LESSOR.

     ARTICLE 14      TITLE AND REGISTRATION
     ----------      ----------------------


14.1       Title to the Aircraft During Lease Term.  Title to the Aircraft will
           ---------------------------------------
be and remain vested in LESSOR. LESSOR and LESSEE intend this Lease to be a "true lease". LESSEE will have no right, title or interest in the Aircraft except as provided in this Lease.

14.2       Registration of Aircraft.  LESSEE at its sole cost and expense will
           ------------------------
(i) register and maintain registration of the Aircraft in the name of LESSOR at the register of aircraft in the State of Registration, (ii) file UCC-1 financing statements regarding the Aircraft and LESSOR's interest therein in the State of Colorado and (iii) from time to time take all other steps then required by Law (including the Geneva Convention if applicable) or by practice, custom or understanding or as LESSOR may reasonably request to protect and perfect LESSOR's interest in the Aircraft and this Lease in the State of Registration or in any other jurisdictions in or over which LESSEE may operate the Aircraft.

14.3       Filing of this Lease.  To the extent permitted by Law and in
           --------------------
accordance with the requirements of the Law from time to time, LESSEE at its sole cost and expense will cause this Lease to be kept, filed, recorded and refiled or rerecorded in the State of Registration and in any other offices necessary to protect LESSOR's rights hereunder.

14.4       Evidence of Registration and Filings.  As LESSOR may reasonably
           ------------------------------------
request from time to time, LESSEE will furnish to LESSOR an opinion of counsel or other evidence reasonably satisfactory to LESSOR of the registrations and filings required hereunder.

     ARTICLE 15      IDENTIFICATION PLATES
     ----------      ---------------------


     LESSEE will affix and at all times maintain on the Airframe and each Engine the identification plates containing the following legends or any other legend requested by LESSOR in writing:

                 Airframe Identification Plates
                 ------------------------------

Location:       One to be affixed to the Aircraft structure above the forward entry door adjacent to and not less prominent than that of the Manufacturer's data plate and another in a prominent place on the flight deck.

Size:           No smaller than 4" X  6"

Legend:         "THIS AIRCRAFT IS OWNED BY INTERNATIONAL LEASE FINANCE
                CORPORATION.

                MANUFACTURER'S SERIAL NO:  27633

                OWNER'S ADDRESS:

                INTERNATIONAL LEASE FINANCE CORPORATION
                1999 Avenue of the Stars, 39th Floor
                Los Angeles, California  90067
                United States of America

                Telex:  69-1400 INTERLEAS BVHL
                Fax:    (310) 788-1990"

                 Engine Identification Plates
                 ----------------------------

Location:       The legend on the plate must be no less prominent than the
                Engine data plate and must be visible.

Size:           No smaller than 2"  X  6"

Legend
(Engines):      "THIS ENGINE IS OWNED BY INTERNATIONAL LEASE FINANCE
                CORPORATION, LOS ANGELES, CALIFORNIA, USA."

     ARTICLE 16      TAXES
     ----------      -----


16.1       General Obligation of LESSEE.  Except as set forth in Article 16.2,
           ----------------------------
LESSEE agrees to pay promptly when due, and to indemnify and hold harmless LESSOR on a full indemnity basis from, all license and registration fees and all taxes, fees, levies, imposts, duties, charges, deductions or withholdings of any nature (including without limitation any value added, franchise, transfer, sales, gross receipts, use, business, excise, personal property, stamp or other tax) together with any assessments, penalties, fines, additions to tax or interest thereon, however or wherever imposed (whether imposed upon LESSEE, LESSOR, on all or part of the Aircraft, the Engines or otherwise), by any Government Entity or taxing authority in the U.S. or any foreign country or by any international taxing authority (including the City or County of Los Angeles), upon or with respect to, based upon or measured by any of the following (collectively, "Taxes"):
                          -----

            (a) the Aircraft, the Engines or any Parts.

            (b) the use, operation or maintenance of the Aircraft or carriage of passengers or freight during the Lease Term.

            (c) this Lease, the payments due hereunder and the terms and conditions hereof.

            (d) the ownership, financing, delivery, import or export, return, sale, payment of Total Loss Proceeds or other disposition of the Aircraft.

16.2        Exceptions to Indemnity.  The indemnity provided for in Article 16.1
            -----------------------
does not extend to any of the following Taxes:

            (a) Imposed by the U.S. or the State of California on the net income, gross receipts, capital or net worth of LESSOR.

            (b) Attributable to the period prior to Delivery or after return of the Aircraft to LESSOR in accordance with this Lease.

            (c) Attributable to LESSOR's gross negligence, willful misconduct or breach of this Lease.

16.3       After-Tax Basis.  The amount which LESSEE is required to pay
           ---------------
with respect to any Taxes indemnified against under Article 16.1 is an amount sufficient to restore LESSOR on an after-tax basis to the same position LESSOR would have been in had such Taxes not been incurred.

16.4       Timing of Payment.  Any amount payable to LESSOR pursuant to this
           -----------------
Article 16 will be paid within ten (10) days after receipt of a written demand therefor from LESSOR accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable provided, however, that such amount need not be paid by LESSEE prior to the earlier of (i) the date any Tax is payable to the appropriate Government Entity or taxing authority or (ii) in the case of amounts which are being contested by LESSEE in good faith or by LESSOR pursuant to Article 16.5, the date such contest is finally resolved.

16.5       Contests.  If claim is made against LESSOR for Taxes with respect to
           --------
which LESSEE is liable for a payment or indemnity under this Lease, LESSOR will promptly give LESSEE notice in writing of such claim provided, however, that LESSOR's failure to give notice will not relieve LESSEE of its obligations hereunder unless such failure materially impairs or precludes LESSEE's ability to contest the claim. So long as (i) a contest of such Taxes does not involve any danger of the sale, forfeiture or loss of the Aircraft or any interest therein, (ii) if LESSOR so requests, LESSEE has provided LESSOR with an opinion of independent tax counsel that a reasonable basis exists for contesting such claim and (iii) adequate reserves have been made for such Taxes or, if required, an adequate bond has been posted, then LESSOR at LESSEE's written request will in good faith, with due diligence and at LESSEE's expense, contest (or permit LESSEE to contest in the name of LESSEE or LESSOR) the validity, applicability or amount of such Taxes.

16.6       Refunds.  Upon receipt by LESSOR of a refund of all or any part of
           -------
any Taxes (including any deductions or withholdings referred to in Article 5.8) which LESSEE has paid, LESSOR will pay to LESSEE the net amount of such Taxes refunded.

16.7       Cooperation in Filing Tax Returns.  LESSEE and LESSOR will cooperate
           ---------------------------------
with one another in providing information which may be reasonably required to fulfill each party's tax filing requirements and any audit information request arising from such filing.

16.8       Survival of Obligations.  The representations, warranties,
           -----------------------
indemnities and agreements of LESSEE provided for in this Article 16 will survive the Termination Date.

     ARTICLE 17      INDEMNITIES
     ----------      -----------


17.1       General Indemnity.  Except as set forth in Article 17.2, LESSEE
           -----------------
agrees to indemnify and hold harmless LESSOR and its officers, directors, employees, agents and shareholder (individually an "Indemnitee" and collectively
                                                    ----------
"Indemnitees") from any and all liabilities, obligations, losses, damages,
 -----------
penalties, claims, actions, suits, costs, disbursements and expenses (including legal fees, costs and related expenses) of every kind and nature, whether or not any of the transactions contemplated by this Lease are consummated (collectively "Expenses"), which are imposed on, incurred by or asserted against any
 --------
Indemnitee and which are in any way relating to, based on or arising out of any of the following:

            (a) This Lease or any transactions contemplated hereby.

            (b) The operation, possession, use, non-use, control, leasing, subleasing, maintenance, storage, Overhaul, testing, inspections or acceptance flights at return of the Aircraft, any Engine or any Part during the Lease Term by LESSEE, any sublessee or any other Person, whether or not the same is in compliance with the terms of this Lease, including without limitation claims for death, personal injury, property damage, other loss or harm to any Person and claims relating to any Laws, including without limitation environmental control, noise and pollution laws, rules or regulations.

            (c) The manufacture, design, sale, purchase, acceptance, rejection, delivery, return, import, export, condition, repair, modification, servicing, rebuilding, enforcement of warranties whether in LESSOR's or LESSEE's name, airworthiness, registration, reregistration, performance, sublease, merchantability, fitness for use, substitution or replacement of the Aircraft, Engine or any Part under this Lease or other transfer of use or possession of the Aircraft, Engine or any Part, including under a pooling or interchange arrangement, including without limitation, latent and other defects, whether or not discoverable, and patent, trademark or copyright infringement.

            (d) Any non-compliance by LESSEE with any term of this Lease or the falsity or inaccuracy of any representation or warranty of LESSEE set forth herein.

            (e) The prevention or attempt to prevent the arrest, confiscation, seizure, taking in execution, impounding, forfeiture or detention of the Aircraft, or in securing the release of the Aircraft.

            (f) As a consequence of any Default in payment by LESSEE of any sum to be paid by LESSEE when due under this Lease or any other Default by LESSEE in the due and punctual performance of its obligations under this Lease.

The foregoing indemnity by LESSEE is intended to include and cover any Expense to which an Indemnitee may be subject (in contract, tort, strict liability or under any other theory) regardless of the negligence, active or passive or any other type, of such Indemnitee, so long as such Expense does not fall within any of the exceptions listed in Article 17.2.

17.2        Exceptions to General Indemnities.  The indemnity provided for in
            ---------------------------------
Article 17.1 will not extend to Expenses of any Indemnitee to the extent resulting from or arising out of any of the following:

            (a) Expenses which LESSEE and LESSOR mutually agree or, absent mutual agreement, are judicially determined to have resulted from the willful misconduct of such Indemnitee.

            (b) Expenses which have been judicially determined to be attributable to acts or events which occur after the Termination Date and return of the Aircraft to LESSOR in the condition required hereunder, but in any such case only to the extent not attributable to acts or omissions of LESSEE.

            (c) Expenses representing Taxes, it being acknowledged that the terms of Article 16 apply exclusively to LESSEE's indemnity obligations with respect to Taxes.

            (d) Expenses due to the breach by LESSOR of its covenant of quiet enjoyment pursuant to Article 21.2.1 (except to the extent covered by LESSEE's insurances).

17.3        After-Tax Basis.  The amount which LESSEE will be required to pay
            ---------------
with respect to any Expense indemnified against under Article 17.1 will be an amount sufficient to restore the Indemnitee, on an after-tax basis, to the same position such Indemnitee would have been in had such Expense not been incurred.

17.4        Timing of Payment.  It is the intent of the parties that each
            -----------------
Indemnitee will have the right to indemnification for Expenses hereunder as soon as a claim is made and as soon as an Expense is incurred, whether or not meritorious and whether or not liability is established (but subject to Article 17.8). LESSEE will pay an Indemnitee for Expenses pursuant to this Article 17 within ten (10) days after receipt of a written demand therefor from such Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity.

17.5       Subrogation.  Upon the payment in full of any indemnity pursuant to
           -----------
this Article 17 by LESSEE, LESSEE will be subrogated to any right of the Indemnitee in respect of the matter against which such indemnity has been made.

17.6       Notice.  Each Indemnitee and LESSEE will give prompt written notice
           ------
one to the other of any liability of which such party has knowledge for which LESSEE is, or may be, liable under Article 17.1 provided, however, that failure to give such notice will not terminate any of the rights of Indemnitees under this Article 17 except to the extent that LESSEE has been materially prejudiced by the failure to provide such notice.

17.7       Refunds.  If any Indemnitee obtains a recovery of all or any part of
           -------
any amount which LESSEE has paid to such Indemnitee, such Indemnitee will pay to LESSEE the net amount recovered by such Indemnitee.

17.8       Defense of Claims.  Unless a Default has occurred and is continuing,
           -----------------
LESSEE and its insurers will have the right (in each such case at LESSEE's sole expense) to investigate or, provided that LESSEE or its insurers have not reserved the right to dispute liability with respect to any insurance policies pursuant to which coverage is sought, defend or compromise any claim covered by insurance for which indemnification is sought pursuant to Article 17.1 and each Indemnitee will cooperate with LESSEE or its insurers with respect thereto. If LESSEE or its insurers are retaining attorneys to handle such claim, such counsel must be reasonably satisfactory to the Indemnitees. If not, the Indemnitees will have the right to retain counsel of their choice at LESSEE's expense.

17.9       Survival of Obligation.  Notwithstanding anything in this Lease to
           ----------------------
the contrary, the provisions of this Article 17 will survive the Termination Date and continue in full force and effect notwithstanding any breach by LESSOR or LESSEE of the terms of this Lease, the termination of the lease of the Aircraft to LESSEE under this Lease or the repudiation by LESSOR or LESSEE of this Lease.

     ARTICLE 18               INSURANCE
     ----------               ---------


18.1       Categories of Insurance.  Throughout the Lease Term and until the
           -----------------------
Termination Date LESSEE will, at its own expense, effect and maintain in full force and effect the types of insurance and amounts of insurance (including deductibles) described in Exhibit C through such brokers and with such insurers as may be approved by LESSOR, such approval not to be unreasonably withheld, in London or New York or such other insurance markets as mutually agreed upon by the parties.

18.2       Insurance for Indemnities.  The insurance referred to in Article 18.1
           -------------------------
will in each case include and insure (to the extent of the risks covered by the policies) the indemnity provisions of Article 17 and LESSEE will maintain such insurance of the indemnities for a minimum of two (2) years following the Termination Date.

18.3       Renewal.  Not less than five (5) Business Days before the expiration
           -------
or termination date of any insurance required hereunder, LESSEE will provide LESSOR with telex or fax confirmation from LESSEE's insurance brokers that renewed certificates of insurance evidencing the renewal or replacement of such insurance and complying with Exhibit C will be issued on the termination date of the prior certificate. Within seven (7) days after such renewal, LESSEE will furnish its brokers' certificates of insurance to LESSOR.

18.4       Assignment of Rights by LESSOR.  If LESSOR assigns all or any of its
           ------------------------------
rights under this Lease as permitted by this Lease or otherwise disposes of any interest in the Aircraft to any other Person, LESSEE will, upon request, procure that such Person hereunder be added as loss payee and/or additional assured in the policies effected hereunder and enjoy the same rights and insurance enjoyed by LESSOR under such policies. LESSOR will nevertheless continue to be covered by such policies.

18.5       Deductibles.  If there is a material adverse change in the financial
           -----------
condition of LESSEE which LESSOR reasonably believes will not enable LESSEE to pay the deductible upon the occurrence of a partial loss of the Aircraft or an Engine, then LESSOR may require LESSEE at LESSEE's expense to lower its deductibles on the insurance maintained hereunder to a level which is available on commercially reasonable terms in the insurance market.

18.6       Other Insurance.  LESSOR may from time to time by notice to
           ---------------
LESSEE require LESSEE at LESSEE's expense to effect such other insurance or such variations to the terms of the existing insurance as may then be customary in the airline industry for aircraft of the same type as the Aircraft and for airlines of a similar size and operational profile and at the time commonly available in the insurance market.

18.7       Information.  LESSEE will provide LESSOR with any information
           -----------
reasonably requested by LESSOR from time to time concerning the insurance maintained with respect to the Aircraft or in connection with any claim being made or proposed to be made thereunder.

18.8       Currency.  All proceeds of insurance pursuant to this Lease will be
           --------
payable in Dollars except as may be otherwise agreed by LESSOR.

18.9       Grounding of Aircraft.  If at any time any of the insurance required
           ---------------------
pursuant to this Lease will cease to be in full force and effect, LESSEE will forthwith ground the Aircraft and keep the Aircraft grounded until such time as such insurance is in full force and effect again.

18.10      Failure to Insure.  If at any time LESSEE fails to maintain
           -----------------
insurance in compliance with this Article 18, LESSOR will be entitled but not bound to do any of the following (without prejudice to any other rights which it may have under this Lease by reason of such failure):

           (a) To pay any premiums due or to effect or maintain insurance satisfactory to LESSOR or otherwise remedy such failure in such manner as LESSOR considers appropriate (and LESSEE will upon demand reimburse LESSOR in full for any amount so expended in that connection).

           (b) At any time while such failure is continuing, to require the Aircraft to remain at any airport or (as the case may be), proceed to and remain at any airport designated by LESSOR, until such failure is remedied to LESSOR's satisfaction.

18.11      Reinsurance.  In the event that LESSEE elects to reinsure during the
           -----------
Lease Term, any reinsurance will be maintained with reinsurers and brokers approved by LESSOR. Such reinsurance will contain each of the following terms and will in all other respects (including amount) be satisfactory to LESSOR:

            (a) The same terms as the original insurance.

            (b) A cut-through and assignment clause satisfactory to LESSOR.

            (c) Payment will be made notwithstanding (i) any bankruptcy, insolvency, liquidation or dissolution of any of the original insurers and/or (ii) that the original insurers have made no payment under the original insurance policies.

18.12       Limit on Hull in favor of LESSEE.  LESSEE may carry hull all
            --------------------------------
risks on the Aircraft in excess of the Agreed Value (which is payable to LESSOR) only to the extent such excess insurance which would be payable to LESSEE in the event of a Total Loss does not exceed ten percent (10%) of the Agreed Value and only to the extent that such additional insurance will not prejudice the insurances required herein or the recovery by LESSOR thereunder. LESSEE agrees that it will not create or permit to exist any liens or encumbrances over the insurances, or its interest therein, except as constituted by this Lease.

     ARTICLE 19      LOSS, DAMAGE AND REQUISITION
     ----------      ----------------------------

     Throughout the Lease Term and until the Termination Date, LESSEE will bear all risk of loss, theft, damage and destruction to the Aircraft.

19.1       Definitions.  In this Article 19:
           -----------

           "Agreed Value" means        *       U.S. Dollars (US$  *  ).
            ------------

      _________________________
      PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

          "Net Total Loss Proceeds" means the Total Loss Proceeds actually
           -----------------------
received by LESSOR following a Total Loss, less any legal and other out-of-pocket expenses, taxes or duties incurred by LESSOR in connection with the collection of such proceeds.

          "Total Loss" means any of the following in relation to the Aircraft,
           ----------
Airframe or any Engine and "Total Loss Date" means the date set forth in
                            ---------------
parenthesis after each Total Loss:

            (a) Destruction, damage beyond repair or being rendered permanently unfit for normal use for any reason (the date such event occurs or, if not known, the date on which the Aircraft, Airframe or Engine was last heard of).

            (b) Actual, constructive, compromised, arranged or agreed total loss (the earlier of the date on which the loss is agreed or compromised by the insurers or thirty (30) days after the date of notice to LESSEE's brokers or insurers claiming such total loss).

            (c) Requisition of title, confiscation, forfeiture or any compulsory acquisition or other similar event (the date on which the same takes effect).

            (d) Sequestration, detention, seizure or any similar event for more than thirty (30) consecutive days (the earlier of the date on which insurers make payment on the basis of a total loss or the date of expiration of such period).

            (e) Requisition for use for more than one hundred and eighty (180) consecutive days (the earlier of the date on which the insurers make payment on the basis of a total loss or the date of expiration of such period).

            (f) In the case of an Engine, the event described in Article 12.5.3 (the date on which the same takes effect).

            (g) Any sale of the Aircraft in connection with a LESSEE bankruptcy, whether by an administrator, trustee or court (the date on which the intent to sell the Aircraft becomes known).

            (h) Any other occurrence not permitted under this Lease which deprives LESSEE of use or possession for a period of sixty (60) consecutive days or longer (the 60th day of such period).

            "Total Loss Proceeds" means the proceeds of any insurance or any
            -------------------
compensation or similar payment arising in respect of a Total Loss.

19.2        Notice of Total Loss.  LESSEE will notify LESSOR in writing within
            --------------------
two (2) Business Days after a Total Loss Date of the Aircraft, Airframe or any Engine.

19.3        Total Loss of Aircraft or Airframe.  If the Total Loss of the
            ----------------------------------
Aircraft or Airframe occurs during the Lease Term, the following will occur:

            (a) After the Total Loss Date and until receipt by LESSOR of the Agreed Value as set forth in Exhibit C and all other amounts then due under this Lease, LESSEE will continue to pay Rent and the parties will perform all of their other obligations under this Lease.

            (b) On the date which is the earlier of the following dates:

                  (1) the date on which the Total Loss Proceeds of the Aircraft or the Airframe are paid by LESSEE's insurance underwriters or brokers and

                  (2) the date which falls thirty (30) days after the Total Loss Date,

            LESSEE will pay to LESSOR an amount equal to the sum of:

                (3)  the Agreed Value and

                (4) all other amounts then accrued under this Lease,

            less an amount equal to the Net Total Loss Proceeds received by LESSOR by such date.

            (c) LESSOR will apply the Net Total Loss Proceeds and any amounts received from LESSEE pursuant to this Article 19.3(b) as follows:

                (1) first, in discharge of any unpaid Rent and any other amounts accrued and unpaid up to the date of LESSOR's receipt of the Agreed Value

                (2) second, in discharge of the Agreed Value together with interest thereon calculated at the Default Rate for any period from the due date set forth in Article 19.3(b) up to the date of discharge and

                (3) third, payment of the balance, if any, to LESSEE.

            (d) Upon receipt by LESSOR of all monies payable by LESSEE in
            Article 19.3, provided no Default has occurred and is continuing, this Lease will terminate except for LESSEE's obligations under Articles 10.5, 16 and 17 which survive the Termination Date.

FOR AVOIDANCE OF DOUBT, THE AGREED VALUE OF THE AIRCRAFT WILL BE PAYABLE TO LESSOR PURSUANT TO THIS ARTICLE 19.3 WHEN A TOTAL LOSS OF THE AIRFRAME OCCURS EVEN IF THERE HAS NOT BEEN A TOTAL LOSS OF AN ENGINE OR ENGINES.

19.4        Surviving Engine(s).  If a Total Loss of the Airframe occurs
            -------------------
and there has not been a Total Loss of an Engine or Engines, then, provided no Default has occurred and is continuing, at the request of LESSEE (subject to agreement of relevant insurers) and on receipt of all monies due under Article
19.3 and payment by LESSEE of all airport, navigation and other charges on the Aircraft, LESSOR will transfer all its right, title and interest in the surviving Engine(s) to LESSEE, but without any responsibility, condition or warranty on the part of LESSOR other than as to freedom from any LESSOR's Lien.

19.5       Total Loss of Engine and not Airframe.
           -------------------------------------

19.5.1 Upon a Total Loss of any Engine not installed on the Airframe or a Total Loss of an Engine installed on the Airframe not involving a Total Loss of the Airframe, LESSEE will give LESSOR prompt written notice thereof. LESSEE will replace such Engine as soon as reasonably possible by duly conveying to LESSOR title to another engine (i) free and clear of all Security Interests (except Permitted Liens) of any kind or description, (ii) in airworthy condition and of the same or improved model, service bulletin and modification status and having a value and utility at least equal to the Engine which sustained the Total Loss, (iii) not older (by reference to serial number of manufacture date) than the older of the two Engines delivered by LESSOR to LESSEE with the Aircraft on the Delivery Date, (iv) in the same or better operating condition as the Engine which sustained a Total Loss, including time in service, hours and cycles since new and hours and cycles available to the next inspection, Overhaul or scheduled or anticipated removal and
           (v) has not and does not have any modules that have been operated at a higher thrust rating than the Engine which sustained the Total Loss. Such replacement engine will be an Engine as defined herein and the Engine which sustained such Total Loss will cease to be an Engine.

19.5.2 LESSEE agrees at its own expense to take such action as LESSOR may reasonably request in order that any such replacement Engine becomes the property of LESSOR and is leased hereunder on the same terms as the destroyed Engine. LESSEE's obligation to pay ent will continue in full force and effect, but an amount equal to the Net Total Loss Proceeds received by LESSOR with respect to such destroyed Engine will, subject to LESSOR's right to deduct therefrom any amounts then due and payable by LESSEE under this Lease, be paid to LESSEE.

19.5.3 Notwithstanding Articles 19.5.1 and 19.5.2, if at the time of a Total Loss of an Engine not installed on the Aircraft or a Total Loss of an Engine installed on the Airframe not involving a Total Loss of the Airframe, LESSOR and LESSEE are parties to a spare engine lease pursuant to which LESSOR is leasing a spare engine to LESSEE of the same model and type as the Engine which has suffered such Total
           Loss, LESSOR will receive from LESSEE the replacement cost of the Engine instead of accepting a replacement engine. One (1) of such LESSOR spare engines will then be substituted under this Lease for the Engine which suffered such Total Loss and the applicable spare engine lease will terminate.

19.6       Other Loss or Damage.
           --------------------

19.6.1     If the Aircraft or any part thereof suffers loss or damage not constituting a Total Loss of the Aircraft or the Airframe or any Engine, all the obligations of LESSEE under this Lease (including payment of Rent) will continue in full force.

19.6.2 In the event of any loss or damage to the Aircraft or Airframe which does not constitute a Total Loss of the Aircraft or the Airframe, or any loss or damage to an Engine which does not constitute a Total Loss of such Engine, LESSEE will at its sole cost and expense fully repair the Aircraft or Engine in order that the Aircraft or Engine is placed in an airworthy condition and substantially the same condition as it was prior to such loss or damage. All repairs will be performed in a manner which preserves and maintains all warranties and service life policies to the same extent as they existed prior to such loss or damage. LESSEE will notify LESSOR forthwith of any loss, theft or damage to the Aircraft for which the cost of repairs is estimated to exceed * U.S. Dollars (US$ * ), together with LESSEE's proposal for carrying out the repair. In the event that LESSOR does not agree with LESSEE's proposals for repair, LESSOR will so notify LESSEE within two (2) Business Days after its receipt of such proposal. LESSEE and LESSOR will then consult with Manufacturer and LESSEE and LESSOR agree to accept as conclusive, and be bound by, Manufacturer's directions or recommendations as to the manner in which to carry out such repairs. If Manufacturer declines to give directions or recommendations, LESSEE will carry out the repairs in accordance with the directions of LESSOR.


      [PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

19.6.3 To the extent insurance proceeds received by LESSEE directly from its insurers do not cover the cost of such repair work on the Aircraft or Engine and LESSOR has received additional insurance proceeds from LESSEE's insurers with respect to such repair work, LESSOR will (subject to LESSOR's right to deduct therefrom any amounts then due and payable by LESSEE under this Lease and submission by LESSEE of reasonable documentation in support of such excess repair costs) pay to LESSEE insurance proceeds received by LESSOR as and when such repair work is performed on the Aircraft.

19.7       Copy of Insurance Policy.  Promptly after the occurrence of a partial
           ------------------------
loss or Total Loss of the Aircraft or an Engine, LESSEE will provide LESSOR with a copy of LESSEE's insurance policy.

19.8       Government Requisition.  If the Aircraft, Airframe or any Engine is
           ----------------------
requisitioned for use by any Government Entity and such requisition does not constitute a Total Loss, LESSEE will promptly notify LESSOR of such requisition. All of LESSEE's obligations hereunder will continue as if such requisition had not occurred. So long as no Default has occurred and is continuing, all payments received by LESSOR or LESSEE from such Government Entity will be paid over to or retained by LESSEE. If a Default has occurred and is continuing, all payments received by LESSEE or LESSOR from such Government Entity may be used by LESSOR to satisfy any obligations owing by LESSEE.

19.9       LESSOR Retention of Reserves.  For avoidance of doubt, the parties
           ----------------------------
agree that notwithstanding the Total Loss of the Airframe and/or Engines LESSOR will retain all Airframe and Engine Reserves paid by LESSEE and not payable to LESSEE pursuant to Article 13.4.

     ARTICLE 20      REPRESENTATIONS, WARRANTIES AND
                     -------------------------------
                     COVENANTS OF LESSEE
                     -------------------

20.1       Representations and Warranties.  LESSEE represents and warrants the
           ------------------------------
following to LESSOR as of the date of execution of this Lease and as of the Delivery Date:

20.1.1     Corporate Status.  LESSEE is a corporation duly incorporated, validly
           ----------------
           existing and in good standing under the Laws of the State of Colorado. It has the corporate power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

20.1.2     Governmental Approvals.  No authorization, approval, consent, license
           ----------------------
           or order of, or registration with, or the giving of notice to the Aviation Authority or any other Government Entity is required for the valid authorization, execution, delivery and performance by LESSEE of this Lease, except as will have been duly effected as of the Delivery Date.

20.1.3     Binding.  LESSEE's Board of Directors has authorized LESSEE to enter
           -------
           into this Lease, any Side Letters hereto and any other documentation in connection with the leasing of the Aircraft from LESSOR (collectively, the "Operative Documents") and perform its
                                -------------------
           obligations under the Operative Documents. This Lease and the other Operative Documents have been duly executed and delivered by LESSEE and represent the valid, enforceable and binding obligations of LESSEE except as enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application affecting the enforcement of creditors' rights. When executed by LESSEE at Delivery, the same will apply to the Estoppel and Acceptance Certificate.

20.1.4     No Breach.  The execution and delivery of the Operative Documents,
           ---------
           the consummation by LESSEE of the transactions contemplated herein and compliance by LESSEE with the terms and provisions hereof do not and will not contravene any Law applicable to LESSEE, or result in any breach of or constitute any default under or result in the creation of any Security

           Interest upon any property of LESSEE, pursuant to any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by-law or other agreement or instrument to which LESSEE is a party or by which LESSEE or its properties or assets may be bound or affected. When executed by LESSEE at Delivery, the same will apply to the Estoppel and Acceptance Certificate.

20.1.5     Filings.  Except for any filing or recording that may be required
           -------
           under the U.S. Federal Aviation Administration and except for the filing of UCC-1 financing statements with the Secretary of State of the State of Colorado, no filing or recording of any instrument or document (including the filing of any financial statement) is necessary under the Laws of the State of Registration and the state of Colorado in order for this Lease to constitute a valid and perfected lease of record relating to the Aircraft.

20.1.6     Licenses.  LESSEE holds all licenses, certificates and permits from
           --------
           applicable Government Entities in the United States for the conduct of its business as a certificated air carrier and performance of its obligations under this Lease.

20.1.7     No Suits.  There are no suits, arbitrations or other proceedings
           --------
           pending or threatened against LESSEE before any court or administrative agency against or affecting LESSEE which, if adversely determined, would have a material adverse effect on the business, assets or condition (financial or otherwise) of LESSEE or its ability to perform under this Lease, except as described in the filings provided to LESSOR pursuant to Article 22.

20.1.8     General Obligations.  The obligations of LESSEE under this Lease are
           -------------------
           direct, general and unconditional obligations of LESSEE and rank or will rank at least pari passu with all other present and future
                              ---- -----
           unsecured and unsubordinated obligations (including contingent obligations) of LESSEE, with the exception of such obligations as are mandatorily preferred by law and not by reason of any encumbrance.

20.1.9     No Sovereign Immunity.  LESSEE, under the laws of the United States
           ---------------------
           or of any other jurisdiction affecting LESSEE, is subject to private commercial law and suit. Neither LESSEE nor its properties or assets is entitled to sovereign immunity under any such laws. LESSEE's performance of its obligations hereunder constitute commercial acts done for commercial purposes.

20.1.10    Tax Returns.  All necessary returns have been delivered by LESSEE to
           -----------
           all relevant taxation authorities in the jurisdiction of its incorporation and LESSEE is not in default in the payment of any taxes due and payable.

20.1.11    No Material Adverse Effect.  LESSEE is not in default under any
           --------------------------
           agreement to which it is a party or by which it may be bound which would have a material adverse effect on its business, assets or condition.

20.1.12    No Default under this Lease.  At the time of execution of this Lease,
           ---------------------------
           no Default has occurred and is continuing and the financial statements provided to LESSOR pursuant to Article 22 fairly present the financial condition of LESSEE.

20.2       Covenants.  LESSEE covenants to LESSOR that it will comply with the
           ---------
following throughout the entire Lease Term:

20.2.1     Licensing.  LESSEE will hold all licenses, certificates and permits
           ---------
           from applicable Government Entities in the United States for the conduct of its business as a certificated air carrier and performance of its obligations under this Lease. LESSEE will advise LESSOR promptly in the event any such licenses, certificates or permits are cancelled, terminated, revoked or not renewed.

20.2.2     Sovereign Immunity.  LESSEE, under the laws of the United States or
           ------------------
           of any other jurisdiction affecting LESSEE, will continue to be subject to private commercial law and suit. Neither LESSEE nor its properties or assets will be entitled to sovereign immunity under any such laws. LESSEE's performance of its obligations hereunder will constitute commercial acts done for commercial purposes. LESSEE will advise LESSOR promptly of any change in the foregoing.

20.2.3     Information about Suits.  LESSEE will promptly give to LESSOR a
           -----------------------
           notice in writing of any suit, arbitration or proceeding before any court, administrative agency or Government Entity which, if adversely determined, would materially adversely affect LESSEE's financial condition, affairs, operations or its ability to perform under this Lease.

20.2.4     Restrictions on Mergers.  LESSEE will not sell or convey
           -----------------------
           substantially all of its property and assets or merge or consolidate with or into any other corporation unless LESSEE has obtained LESSOR's prior written consent which will not be unreasonably withheld or delayed.

20.2.5     Restriction on Relinquishment of Possession.  LESSEE will not,
           -------------------------------------------
           without the prior consent of LESSOR, deliver, transfer or relinquish possession of the Aircraft except in accordance with Articles 11 and 12.

20.2.6     No Security Interests.  LESSEE will not create or agree or permit to
           ---------------------
           arise any Security Interest (other than Permitted Liens) on or with respect to the Aircraft, title thereto or any interest therein. LESSEE will forthwith, at its own expense, take all action as may be necessary to discharge or remove any such Security Interest if it exists at any time. LESSEE will within twenty-four (24) hours after becoming aware of the existence of any such Security Interest give written notice thereof to LESSOR.

20.2.7     Representations to Other Parties.  LESSEE will not represent or hold
           --------------------------------
           out LESSOR as carrying goods or passengers on the Aircraft or as being in any way connected or associated with any operation of the Aircraft.

     ARTICLE 21      REPRESENTATIONS, WARRANTIES AND
                     --------------------------------
                     COVENANTS OF LESSOR
                     --------------------

21.1       Representations and Warranties.  LESSOR represents and warrants the
           ------------------------------
following to LESSEE as of the date of execution of the Lease and as of the Delivery Date and ALL OTHER WARRANTIES, EXPRESS OR IMPLIED HAVE BEEN WAIVED IN ACCORDANCE WITH ARTICLE 8:

21.1.1     Corporate Status.  LESSOR is a corporation duly incorporated, validly
           ----------------
           existing and in good standing under the Laws of the State of California. It has the corporate power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

21.1.2     Governmental Approvals.  No authorization, approval, consent, license
           ----------------------
           or order of, or registration with, or the giving of notice to the Aviation Authority or any Government Entity is required for the valid authorization, execution, delivery and performance by LESSOR of this Lease.

21.1.3     Binding.  This Lease and the other Operative Documents have been duly
           -------
           authorized, executed and delivered by LESSOR and represent the valid, enforceable and binding obligations of LESSOR except as enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application affecting the enforcement of creditors' rights.

21.1.4     No Breach.  The execution and delivery of the Operative Documents,
           ---------
           the consummation by LESSOR of the transactions contemplated herein and compliance by LESSOR with the terms and provisions hereof do not and will not contravene any Law applicable to LESSOR, or result in any breach of or constitute any default under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by-law or other agreement or instrument to which LESSOR is a party or by which LESSOR or its properties or assets may be bound or affected.

21.1.5     Title to Aircraft.  On the Delivery Date LESSOR will have good and
           -----------------
           valid title to the Aircraft.

21.2       Covenants.  LESSOR covenants to LESSEE that it will comply with the
           ---------
following throughout the entire Lease Term:

21.2.1     Quiet Enjoyment.  So long as no Default has occurred and is
           ---------------
           continuing hereunder, LESSOR covenants that neither LESSOR nor any person lawfully claiming through LESSOR will interfere with LESSEE's quiet, peaceful use and enjoyment of the Aircraft.

     ARTICLE 22      FINANCIAL AND RELATED INFORMATION
     ----------      ---------------------------------


     LESSEE agrees to furnish each of the following to LESSOR:

            (a) Within forty-five (45) days after the end of each fiscal quarter of LESSEE, three (3) copies of the unaudited consolidated financial statements (including a balance sheet and profit and loss statement) prepared for such quarter in accordance with generally accepted accounting principles in the United States.

            (b) Within ninety (90) days after the end of each fiscal year of LESSEE, three (3) copies of the audited consolidated financial statements (including a balance sheet and profit and loss statement) prepared as of the close of such fiscal year in accordance with generally accepted accounting principles in the United States. LESSEE's chief financial officer will also provide a certificate stating that no Default exists under this Lease.

            (c) Promptly after distribution, three (3) copies of all reports and financial statements which LESSEE sends or makes available to its stockholders or creditors.

            (d) Within thirty (30) days after completion of each "C" check on the Aircraft, a report substantially in the form of the Technical Evaluation Report set forth in Exhibit L, as revised.

            (e) From time to time, such other reasonable information as LESSOR or LESSOR's Lender may reasonably request concerning the location, condition, use and operation of the Aircraft or the financial condition of LESSEE.

     ARTICLE 23         RETURN OF AIRCRAFT
     ----------         ------------------

23.1    Date of Return.  LESSEE is obligated to return the Aircraft, Engines,
        --------------
Parts and Aircraft Documentation to LESSOR on the Expiration Date, unless a Total Loss of the Aircraft occurred prior to the Expiration Date and this Lease was terminated early in accordance with Article 19.3. If LESSEE is in Default hereunder by failing to return the Aircraft on the Expiration Date or if an Event of Default occurs prior to the Expiration Date and LESSOR repossesses the Aircraft, the return requirements set forth in this Article 23 nonetheless must be met on the date the Aircraft is actually returned to LESSOR or repossessed by LESSOR.

23.2    Technical Reporting.  Six (6) months prior to the Expiration Date
        -------------------
(and in an updated form at return of the Aircraft), LESSEE will provide LESSOR with a technical report substantially in the form and substance of Exhibit , as revised, and, in addition upon LESSOR's request, will make copies available of
(i) drawings of the interior configuration of the Aircraft both as it presently exists and as it will exist at return, (ii) airworthiness directive status list,
(iii) service bulletin incorporation list, (iv) rotable controlled, hard time and life limited component listings, (v) listing of LESSEE-initiated modifications and alterations, (vi) interior material burn certificates, (vii) Aircraft maintenance program, (viii) complete workscope for the checks, inspections and other work to be performed prior to return, (ix) current Engine disk sheets and (x) any other data which is reasonably requested by LESSOR.

23.3    Return Location.  LESSEE at its expense will return the Aircraft,
        ---------------
Engines, Parts and Aircraft Documentation to LESSOR at Los Angeles, California or to such other airport as may be mutually agreed to by LESSEE and LESSOR.

23.4    Full Aircraft Documentation Review.  For the period commencing at
        ----------------------------------
least ten (10) Business Days prior to the proposed redelivery date and continuing until the date on which the Aircraft is returned to LESSOR in the condition required by this Lease, LESSEE will provide for the review of LESSOR and/or its representative all of the Aircraft Documentation in one central room at the location where the work required in this Article 23 is being accomplished.

23.5    Aircraft Inspection.
        -------------------

23.5.1 During the maintenance checks performed immediately prior to the proposed redelivery and at the actual return of the Aircraft, LESSOR and/or its representatives will have an opportunity to conduct a full systems functional and operational inspection of the Aircraft (and other types of reasonable inspections based upon the Aircraft type, age, use and other known factors with respect to the Aircraft) and a full inspection of the Aircraft Documentation (including records and manuals), all to LESSOR's satisfaction. Any deficiencies from the Aircraft return condition requirements set forth in this Article 23 will be corrected by LESSEE at its cost prior to the acceptance flight described in Article 23.5.2.

23.5.2 Immediately prior to the proposed redelivery of the Aircraft, LESSEE will carry out for LESSOR and/or LESSOR's representatives an Aircraft acceptance flight in accordance with Manufacturer's standard flight operation check flight procedures or, if agreed to in writing by LESSOR, in accordance with an airline acceptance flight procedure, either of which will be for the duration necessary to perform such check flight procedures but in any event not less than two (2) hours. Flight costs and fuel will be furnished by and at the expense of LESSEE. Any deficiencies from the Aircraft return condition requirements set forth in this Article 23 will be corrected by LESSEE at its cost prior to return of the Aircraft.

23.5.3 To the extent that the ground inspection and acceptance flight extend beyond the Expiration Date, the Lease Term will be deemed to have been automatically extended and the obligations of LESSEE hereunder (including Article 23.11(c)) will continue on a day-to-day basis until the Aircraft is accepted by LESSOR executing the Return Acceptance Receipt.

23.6    Certificate of Airworthiness Matters.
        ------------------------------------

23.6.1 The Aircraft will possess a current Certificate of Airworthiness issued by the Aviation Authority

        (although this Certificate of Airworthiness may later be substituted by the Export Certificate of Airworthiness or equivalent if requested by LESSOR pursuant to Article 23.10). In addition, even if LESSEE must perform engineering, maintenance and repair work on the Aircraft beyond the requirements of Article 12, the Aircraft at return must be in the condition required in order to meet the requirements for issuance of a U.S. Standard Certificate of Airworthiness for transport category aircraft issued by the FAA in accordance with FAR Part 21 and, in addition, to meet the operating requirements of FAR Part 121.

23.6.2 If the Aircraft is registered outside the U.S. at the time of return and a certificate of airworthiness is issued by an airworthiness authority other than the FAA, then at LESSOR's request, LESSEE at its cost will demonstrate that the Aircraft meets the requirements for issuance of the U.S. Standard Certificate of Airworthiness for transport category aircraft specified in Article 23.6.1 by delivering to LESSOR a letter or document acceptable to LESSOR signed by an FAA Designated Airworthiness Representative (DAR) stating that the DAR has inspected the Aircraft and Aircraft Documentation (including records and manuals) and has found that the Aircraft meets the requirements for issuance of a U.S. Standard Certificate of Airworthiness for transport category aircraft in accordance with FAR Part 21.

23.6.3 If the Aircraft is to be registered in a country other than in the U.S. after return from LESSEE, LESSOR may in its sole discretion waive the requirements of Article 2362 and instead require that LESSEE at its expense (to the extent such expense is no greater than that which LESSEE would have incurred pursuant to Articles 23.6.1 and 23.6.2, with any additional expenses being for LESSOR's account) put the Aircraft in a condition to meet the requirements for issuance of a Certificate of Airworthiness of the Aviation Authority of the next country of register, provided that if solely as a result of such work the Aircraft is returned after the scheduled redelivery date, LESSEE will not be liable for payment of Rent in respect of the period following date the Aircraft would have been returned following completion of the requirements of this Article 23, but for the provisions of this Article 23.6.3.

23.7    General Condition of Aircraft at Return.
        ---------------------------------------

23.7.1 The Aircraft, Engines and Parts will have been maintained and repaired in accordance with the Maintenance Program, the rules and regulations of the Aviation Authority and this Lease.

23.7.2 Aircraft Documentation (including records and manuals) will have been maintained in an up-to-date status, in accordance with the rules and regulations of the Aviation Authority and the FAA and this Lease and will be in a form necessary in order to meet the requirements of Article
        23.6.2. The records and historical documents set forth in Attachment 1 of Exhibit J will be in English.

23.7.3 The Aircraft will be in the same working order and condition as at Delivery (subject to the other provisions of this Article 23, reasonable wear and tear from normal flight operations excepted), with all pilot discrepancies and deferred maintenance items cleared on a terminating action basis.

23.7.4 The Aircraft will be airworthy (conform to type design and be in a condition for safe operation), with all Aircraft equipment, components and systems operating in accordance with their intended use and within limits approved by Manufacturer, Aviation Authority and FAA.

23.7.5 The Aircraft interior (including cabin and windows) and exterior will be clean and cosmetically acceptable to LESSOR, with all compartments free of foreign objects, dirt, grease, fluids, stains, grime, cracks, tears and rips and ready to be placed into immediate commercial airline operations.

23.7.6 No special or unique Manufacturer, Engine manufacturer or Aviation Authority inspection or check requirements which are specific to the Aircraft or Engines (as opposed to all aircraft or engines of their types) will exist with respect to the Airframe, Engines and Aircraft equipment, components and systems.

23.7.7 All repairs, modifications and alterations to the Aircraft will have been accomplished in accordance with Manufacturer's Structural Repair Manual (or FAA-approved data supported by FAA Form 8110-3).

23.7.8 The Aircraft will be returned with the Engines installed and with the same equipment as at Delivery, subject only to those replacements, additions and Modifications permitted under this Lease.

23.7.9 All airworthiness directives and other instructions of the Aviation Authority and FAA applicable to the Aircraft which are issued prior to the date of return of the Aircraft and require compliance (either by means of repetitive inspections, modifications or terminating action) prior to return of the Aircraft to LESSOR will have been complied with on the Aircraft on a terminating action basis. Any airworthiness directives of the Aviation Authority or FAA which are issued during the Lease Term and must be completed within one hundred eighty (180) days after the Termination Date must also be performed on a terminating action basis by LESSEE at LESSEE's cost. Airworthiness directives and instructions which do not have a terminating action will be accomplished at the highest level of inspection or modification possible. If, after using best efforts, LESSEE is unable to acquire the material, parts or components necessary to accomplish such airworthiness directive, LESSEE will pay to LESSOR upon return of the Aircraft the estimated cost of terminating such airworthiness directive. If the estimated cost cannot be mutually agreed upon by LESSEE and LESSOR, LESSEE and LESSOR will each obtain an estimate from a reputable FAA approved maintenance facility and the estimated cost will be the average of the two estimates.

23.7.10 The Aircraft will be in compliance with Manufacturer's Corrosion Prevention and Control

        Program (CPCP) specified for the model type by Manufacturer.

23.7.11 If any waivers, alternate means of compliance, dispensations, extensions or carry-overs with respect to airworthiness directives or operating or maintenance requirements are granted by the Aviation Authority or permitted by the Maintenance Program, LESSEE at its sole cost and expense will nonetheless perform such airworthiness directives and other operating or maintenance requirements on a terminating action basis as if such waivers, alternate means of compliance, dispensations or extensions did not exist.

23.7.12 The Aircraft will be free from any Security Interest except LESSOR's Liens and no circumstance will have so arisen whereby the Aircraft is or could become subject to any Security Interest or right of detention or sale in favor of the Aviation Authority, any airport authority, or any other authority.

23.7.13 All no-charge vendor and Manufacturer's service bulletin kits received by LESSEE for the Aircraft but not installed thereon will be on board the Aircraft as cargo. At LESSOR's request, any other service bulletin kit which LESSEE paid for will also be delivered to LESSOR on board the Aircraft, but LESSOR will reimburse LESSEE for its actual out-of-pocket costs for such kit, unless LESSEE purchased such kit as part of its implementation of a service bulletin on its fleet of aircraft of the same type of the Aircraft but had not yet installed such kit on the Aircraft, in which case such kit will be furnished free of charge to LESSOR.

23.7.14 The Aircraft will be free of any system-related leaks and any damage resulting therefrom. All repairs will have been performed on a permanent basis in accordance with the applicable manufacturer's instructions.

23.7.15 The Aircraft fluid reservoirs (including oil, oxygen, hydraulic and water) will be serviced to full and the waste tank serviced in accordance with Manufacturer's instructions. Each fuel tank will be at least as full as at Delivery.

23.7.16 All fuel tanks will have recently undergone an anti-fungus/biological growth contamination laboratory evaluation, with appropriate correction taken in the event of excessive levels of contamination are identified.

23.7.17 At LESSOR's request, LESSEE will provide LESSOR with a written summary of all sampling programs involving or affecting the Aircraft.

23.8    Checks Prior to Return.  Immediately prior to return of the Aircraft
        ----------------------
to LESSOR, LESSEE at its expense will do each of the following:

        (a) Have performed, by an FAA-approved repair station, the next scheduled full block zonal, systems and structural "C" check (or its equivalent), the corresponding lower checks ("A" and "B" or equivalent) and any other maintenance and inspections tasks, all in accordance with the MPD, sufficient to clear the Aircraft for operation until the next scheduled full block zonal, systems and structural "C" check (or its equivalent) under the MPD (which in any event will not be less than one year). LESSEE will also weigh the Aircraft. Any discrepancies revealed during such inspection will be corrected in accordance with Manufacturer's maintenance and repair manuals or FAA-approved data. LESSEE agrees to perform during such check any other work reasonably required by LESSOR (and not otherwise required under this Lease) and LESSOR will reimburse LESSEE for such work at LESSEE's preferred customer rates.

        (b) Perform an internal and external corrosion inspection in accordance with the recommendations of Manufacturer and as required by the Maintenance Program and correct any discrepancies in accordance with the recommendations of Manufacturer and the Structural Repair Manual. In addition, all inspected areas will be properly treated with corrosion inhibitor as recommended by Manufacturer.

            (c) If LESSEE performed any structural inspections/tasks on a sampling basis but did not perform such inspections/tasks on the Aircraft, such work also will be accomplished on the Aircraft.

            (d) Remove LESSEE's exterior markings, including all exterior paint, by stripping (or, at LESSOR's option, pneumatically scuff/sanding) the paint from the Airframe and clean, reseal, refinish, prepare (including application of alodine or another corrosion inhibitor) and prime the surfaces to be painted, all in accordance with Manufacturer's and paint manufacturer's recommendations. LESSEE will then repaint the Airframe in the colors and logo specified by LESSOR, provided, however, that if such colors and logo are substantially more complex than those of LESSEE, at LESSOR's discretion, LESSOR will either (i) pay to LESSEE an amount equal to the incremental cost of repainting the Aircraft in such complex colors and logo over and above the cost of repainting the Aircraft in LESSEE's colors and logo at such time or (ii) permit LESSEE to return the Aircraft repainted white and to pay LESSOR an amount equal to the incremental cost of painting the colors and logo required by LESSOR's next operator, up to an amount equal to the amount that would have been required to paint the Aircraft in LESSEE's livery. Such painting will be accomplished in such a manner as to result in a uniformly smooth and cosmetically acceptable aerodynamic surface. All external placards, signs and markings will be properly attached, free from damage, clean and legible.

            (e) Clean the exterior and interior of the Aircraft.

            (f) If reasonably required by LESSOR, repaint the interior of the Aircraft, including flight deck, and replace placards.

            (g) In accordance with Manufacturer's Structural Repair Manual, permanently repair damage to the Aircraft that exceeds Manufacturer's limits and replace any non-flush structural patch repairs installed on the Airframe with flush-type repairs, except where a Manufacture's service bulletin or the Structural Repair Manual specifies non-flush repairs.

            (h) Perform full and complete hot and cold section videotape borescope on each Engine and its modules in accordance with the Engine manufacturer's maintenance manual, with LESSOR or its representatives entitled to be present. LESSEE will provide evidence to LESSOR's satisfaction that such inspection does not reveal any condition which would cause the Engine or any module to be unserviceable, beyond serviceable limits or serviceable with limitations under the Engine manufacturer's maintenance manual. LESSEE will correct any discrepancies in accordance with the guidelines set out by the Engine manufacturer which may be discovered during such inspection.

            (i) If the Engine historical and technical records and/or condition trend monitoring data of any Engine (including the APU) indicate an acceleration in the rate of deterioration in the performance of an Engine, LESSEE will correct, to LESSOR's satisfaction, such conditions which are determined to be causing such accelerated rate of deterioration.

            (j) In accordance with the applicable maintenance manual, accomplish a maximum power assurance run and condition, acceleration and bleed valve scheduling checks on the Engines. LESSEE will record and evaluate the Engine performance, with LESSOR and/or its representative entitled to be present. The performance and all operating parameters of each Engine will be within the limits specified in the Manufacturer's maintenance manual.

            (k) In the event the Engine historical and technical records, borescope inspection, trend monitoring and other checks specified in
            (j) above result in a dispute regarding the conformity of an Engine with the requirements of this Article 23, LESSEE and LESSOR will consult with Engine manufacturer and follow Engine manufacturer's recommendations (including the accomplishment of an Engine test cell operational check) with regard to determining if such Engine complies with the requirements of this Article 23 and the manner in which any discrepancies from the requirements of this Article 23 will be rectified.

23.9        Part Lives.  At return, the condition of the Aircraft will be
            ----------
as follows:

            (a) The Aircraft will have at least fifty percent (50%) of the full allotment of hours, cycles and calendar time (whichever is the more limiting factor) between "D" checks remaining as approved by the MPD.

            (b) Each Part of an Engine which has a hard time or life limit will have at least fifty percent (50%) of its full allotment of hours/cycles (whichever is the more limiting) remaining to operate until its next-scheduled Overhaul or removal. In addition, each Engine will also have at least five thousand (5,000) hours and five thousand (5,000) cycles remaining until its next-anticipated full performance restoration shop visit (based upon the Engine manufacturer's estimated mean time between removals (MTBR) for engines of the same type as the Engines). Each Engine will also have a remaining EGT margin sufficient to permit the operation of such Engine for the hours and cycles set forth in the preceding sentence, based upon the historical experience of LESSEE.

            (c) The installed APU will have zero (0) hours consumed since the last Overhaul (excluding hours consumed on the acceptance flight).

            (d) The installed main and nose landing gear components and their associated actuators, side braces and parts will have at least fifty percent (50%) of the full allotment of hours/cycles/calendar time (whichever is the more limiting factor) remaining until the next Overhaul or scheduled removal.

            (e) Each component or Part of the Aircraft which has a hard time (hour/cycle) limit to Overhaul pursuant to the MPD will have the greater of (i) fifty percent (50%) of the full allotment of hours and cycles, or (ii) the lesser of (1) five thousand (5,000) hours and cycles (whichever is applicable) or (2) one hundred percent (100%) of its total approved life remaining to operate until its next scheduled Overhaul pursuant to the MPD.

            (f) Each life-limited component or Part of the Aircraft will have the greater of (i) fifty percent (50%) of the full allotment of hours and cycles, or (ii) the lesser of (1) five thousand (5,000) hours and cycles or (2) one hundred percent (100%) of its total approved life remaining to operate pursuant to the MPD.

            (g) Each component or Part which has a calendar limit will have remaining to operate at least (i) one (1) year from the date of return of the Aircraft to LESSOR or (ii) one hundred percent (100%) of its total approved life, whichever is less, pursuant to the MPD.

            (h) No Engine, installed component or Part will have a total time since new greater than one hundred ten percent (110%) of that of the Airframe and, with respect to all installed components as a group, the components will have an average total time since new no greater than that of the Airframe.

            (i) The Aircraft landing gear tires and brakes will be new or have zero (0) hours/cycles out of Overhaul (except for the acceptance flight).

23.10       Export and Deregistration of Aircraft.  At LESSOR's request,
            -------------------------------------
LESSEE at its cost will (i) provide an Export Certificate of Airworthiness or its equivalent from the State of Registration so that the Aircraft can be exported to the country designated by LESSOR, (ii) assist with deregistration of the Aircraft from the register of aircraft in the State of Registration, (iii) assist with arranging for prompt confirmation of such deregistration to be sent by the registry in the State of Registration to the next country of registration and (iv) perform any other acts reasonably required by LESSOR in connection with the foregoing. If any Aircraft work which LESSEE is not otherwise required to perform hereunder, including engineering, is required in order to obtain such Export Certificate of Airworthiness, LESSEE will perform such work and LESSOR will reimburse LESSEE for such work at LESSEE's preferred customer rates.

23.11    LESSEE's Continuing Obligations.  In the event that LESSEE
         -------------------------------
does not return the Aircraft to LESSOR on the Expiration

Date and in the condition required by this Article 23 for any reason (whether or not the reason is within LESSEE's control):

            (a) the obligations of LESSEE under this Lease will continue in full force and effect on a day-to-day basis until such return. This will not be considered a waiver of LESSEE's Event of Default or any right of LESSOR hereunder.

            (b) Until such return, the Agreed Value will be an amount equal to the Agreed Value on the day the Aircraft should have been returned to LESSOR pursuant to this Lease.

            (c) LESSEE will fully indemnify LESSOR on demand for all losses (including consequential damages), liabilities, actions, proceedings, costs and expenses thereby suffered or incurred by LESSOR and, in addition, until such time as the Aircraft is redelivered to LESSOR and put into the condition required by this
            Article 23, instead of paying the Rent specified in Article 5.3, LESSEE will pay twice the amount of Rent for each day from the scheduled Expiration Date until the Termination Date (the monthly Rent payable under Article 5.3.1 will be prorated based on the actual number of days in the applicable month). Payment will be made upon presentation of LESSOR's invoice.

            (d) LESSOR may elect, in its sole and absolute discretion, to accept the return of the Aircraft prior to the Aircraft being put in the condition required by this Article 23 and thereafter have any such non-conformance corrected at such time as LESSOR may deem appropriate (but within ninety (90) days following the return of the Aircraft) and at commercial rates then-charged by the Person selected by LESSOR to perform such correction. Any direct expenses incurred by LESSOR for such correction will become additional Rent payable by LESSEE within fifteen (15) days following the submission of a written statement by LESSOR to LESSEE, identifying the items corrected and setting forth the expense of such corrections. LESSEE's obligation to pay such supplemental Rent will survive the Termination Date.

23.12       Airport and Navigation Charges.  LESSEE will ensure that at
            ------------------------------
return of the Aircraft any and all airport, navigation and other charges which give rise or may if unpaid give rise to any lien, right of detention, right of sale or other Security Interest in relation to the Aircraft, Engine or any Part, whether incurred in respect of the Aircraft or any other aircraft operated by LESSEE, have been paid and discharged in full (whether or not due) and will at LESSOR's request produce evidence thereof satisfactory to LESSOR.

23.13       Return Acceptance Certificate.  Upon return of the Aircraft in
            -----------------------------
accordance with the terms of this Lease, LESSEE will prepare and execute two (2) Return Acceptance Certificates in the form and substance of Exhibit J and LESSOR will countersign and return one such Return Acceptance Certificate to LESSEE.
In addition, LESSEE and LESSOR will execute a Lease Termination for filing with the FAA evidencing termination of this Lease.

23.14       Indemnities and Insurance.  The indemnities and insurance
            -------------------------
requirements set forth in Articles 17 and 18, respectively, will apply to Indemnitees and LESSOR's representatives during return of the Aircraft, including the ground inspection and acceptance flight. With respect to the acceptance flight, LESSOR's representatives will receive the same protections as LESSOR on LESSEE's Aviation and Airline General Third Party Liability Insurance.

23.15       Storage.  At LESSOR's request, LESSEE will continue to lease
            -------
the Aircraft under this Lease for a period not to exceed thirty (30) days. During this period, LESSEE will have no obligations under this Lease except to park and store the Aircraft in accordance with Manufacturer's recommended short term storage program at LESSEE's principal maintenance facilities in Colorado, provided that LESSOR will reimburse LESSEE for any out-of-pocket costs associated therewith, and, at LESSOR's cost, to maintain all insurance on the Aircraft. LESSEE will not utilize the Aircraft for any reason during this period.

    ARTICLE 24                     ASSIGNMENT
    ----------                     ----------


24.1       No Assignment by LESSEE.  NO ASSIGNMENT, NOVATION, TRANSFER, MORTGAGE
           -----------------------
OR OTHER CHARGE MAY BE MADE BY LESSEE OF ANY OF ITS RIGHTS WITH RESPECT TO THE AIRCRAFT, ENGINE OR PART OR THIS LEASE.

24.2        Sale or Assignment by LESSOR.
            ----------------------------

24.2.1 Subject to LESSEE's rights pursuant to this Lease, LESSOR may at any time and without LESSEE's consent sell, assign or transfer its rights and interest hereunder or with respect to the Aircraft to a third party ("LESSOR's Assignee"). For a period of three (3) years
                          -----------------
            after such sale or assignment and at LESSEE's cost, LESSEE will continue to name LESSOR as an additional insured under the Aviation and Airline General Third Party Liability Insurance specified in Exhibit C.

24.2.2 The term "LESSOR" as used in this Lease means the lessor of the Aircraft at the time in question. In the event of the sale of the Aircraft and transfer of LESSOR's rights and obligations under this Lease, LESSOR's Assignee will become "LESSOR" of the Aircraft under this Lease and the transferring party (the prior "LESSOR") will be relieved of all liability to LESSEE under this Lease for obligations arising on and after the date the Aircraft is sold. LESSEE will acknowledge and accept LESSOR's Assignee as the new "LESSOR" under this Lease and will look solely to LESSOR's Assignee for the performance of all LESSOR obligations and covenants under this Lease arising on and after the Aircraft sale date.

24.3        LESSOR's Lender.  Subject to LESSEE's rights pursuant to this Lease,
            ---------------
LESSOR may at any time and without LESSEE's consent grant security interests over the Aircraft and assign the benefit of this Lease to a lender ("LESSOR's
                                                                     --------
Lender") as security for LESSOR's obligations to LESSOR's Lender.  Accordingly,
- ------
if LESSOR's Lender requires, as a condition to providing financing, any nonsubstantive modification of this Lease, LESSEE agrees to enter into an agreement so modifying this Lease.

24.4        LESSEE Cooperation.  On request by LESSOR, LESSOR's Assignee or
            ------------------
LESSOR's Lender, LESSEE will execute all such documents (such as a lease assignment agreement) as LESSOR, LESSOR's Assignee or LESSOR's Lender may reasonably require to confirm LESSEE's obligations under this Lease and obtain LESSEE's acknowledgement that LESSOR is not in breach of the Lease. LESSEE will provide all other reasonable assistance and cooperation to LESSOR, LESSOR's Assignee and LESSOR's Lender in connection with any such sale or assignment or the perfection and maintenance of any such security interest, including, at LESSOR's cost, making all necessary filings and registrations in the State of Registration and providing all opinions of counsel with respect to matters reasonably requested by LESSOR, LESSOR's Lender or LESSOR's Assignee. LESSOR will reimburse LESSEE for its reasonable out-of-pocket costs in reviewing documents required by LESSOR or LESSOR's Lender.

24.5        Protections.
            -----------

24.5.1 At LESSEE's request, LESSOR will seek to obtain for the benefit of LESSEE an acknowledgment from any LESSOR's Assignee or LESSOR's Lender that, so long as no Default has occurred and is continuing hereunder, such Person will not interfere with LESSEE's quiet, peaceful use and enjoyment of the Aircraft.

24.5.2 Wherever the term "LESSOR" is used in this Lease in relation to any of the provisions relating to disclaimer, title and registration, indemnity and insurance contained in Articles 8, 14, 17 and 18, respectively, or with respect to Article 20.2.7, the term "LESSOR" will be deemed to include LESSOR's Assignee and LESSOR's Lender, if applicable.

     ARTICLE 25                DEFAULT OF LESSEE
     ----------                -----------------


25.1       LESSEE Notice to LESSOR.  LESSEE will promptly notify LESSOR if
           -----------------------
LESSEE becomes aware of the occurrence of any Default.

25.2       Events of Default.  The occurrence of any of the following will
           -----------------
constitute an Event of Default and material breach of this Lease by LESSEE:

           (a) LESSEE fails to take delivery of the Aircraft when obligated to do so under the terms of this Lease.

           (b) LESSEE fails to make a Rent or other payment due hereunder in the manner and by the date provided herein and fails to make such payment within three (3) Business Days after such payment is due.

           (c) LESSEE fails to obtain or maintain the insurance required by
           Article 18.

           (d) LESSEE fails to return the Aircraft to LESSOR on the Expiration Date in accordance with Article 23.

           (e) LESSEE fails to observe or perform any of its other obligations hereunder and fails to cure the same within fifteen (15) days after written notice thereof to LESSEE. If such failure cannot by its nature be cured within fifteen (15) days, LESSEE will have the reasonable number of days necessary to cure such failure (not to exceed a period of sixty (60) days) so long as it uses diligent and best efforts to do so.

           (f) Any representation or warranty of LESSEE herein proves to be untrue in any material respect.

           (g) The registration of the Aircraft is cancelled other than as a result of an act or omission of LESSOR.

           (h) LESSEE abandons the Aircraft or Engines.

           (i) LESSEE or an approved sublessee no longer has unencumbered control (other than Permitted Liens) or possession of the Aircraft or Engines, except as otherwise permitted by this Lease.

            (j) LESSEE threatens to or temporarily or permanently discontinues business or sells or otherwise disposes of all or substantially all of its assets.

            (k) A material adverse change occurs in the financial condition of LESSEE from the financial condition in effect on March 31, 1996 which LESSOR reasonably believes will result in LESSEE's inability to comply with the terms of this Lease and of which LESSOR will have notified LESSEE.

            (l) LESSEE no longer possesses the licenses, certificates and permits required for the conduct of its business as a certificated air carrier in the United States.

            (m) LESSEE (i) suspends payment on its debts or other obligations,
            (ii) is unable to or admits its inability to pay its debts or other obligations as they fall due, (iii) is adjudicated or becomes bankrupt or insolvent or (iv) proposes or enters into any composition or other arrangement for the benefit of its creditors generally.

            (n) Any proceedings, resolutions, filings or other steps are instituted or threatened with respect to LESSEE relating to the bankruptcy, liquidation, reorganization or protection from creditors of LESSEE or a substantial part of LESSEE's property. If instituted by LESSEE, the same will be an immediate Event of Default. If instituted by another Person, the same will be an Event of Default if not dismissed, remedied or relinquished within sixty (60) days.

            (o) Any order, judgment or decree is entered by any court of competent jurisdiction appointing a receiver, trustee or liquidator of LESSEE or a substantial part of its property, or if a substantial part of LESSEE's property is to be sequestered. If instituted by or done with the consent of LESSEE, the same will be an immediate Event of Default. If instituted by another Person, the same will be an

            Event of Default if not dismissed, remedied or relinquished within sixty (60) days.

            (p) Any indebtedness for borrowed moneys or a guarantee or similar obligation owed by LESSEE with an unpaid balance of at least One Million U.S. Dollars (US$ 1,000,000) becomes due or is capable of being declared due before its stated maturity or LESSEE is in default under any other purchase agreement, lease, conditional sale agreement or other agreement pursuant to which LESSEE has possession of any aircraft.

            (q) LESSEE is in default under any other lease or agreement between LESSEE and LESSOR and the same is not cured within its specified cure period.

            (r) Any approved sublessee acts so as to prevent present or future performance by LESSEE of its obligations under this Lease.

25.3        LESSOR's General Rights.  Upon the occurrence of any Event of
            -----------------------
Default, all rights of LESSEE hereunder will immediately cease and terminate (but LESSEE's obligations hereunder will continue, including the obligations to protect and insure the Aircraft as required under this Lease). LESSOR may do all or any of the following at its option (in addition to such other rights and remedies which LESSOR may have by statute or otherwise but subject to any requirements of applicable Law):

            (a) Terminate this Lease by giving written notice to LESSEE.

            (b) Require that LESSEE immediately move the Aircraft to an airport or other location designated by LESSOR.

            (c) For LESSEE's account, do anything that may reasonably be required to cure any default and recover from LESSEE all reasonable costs, including legal fees and expenses incurred in doing so and Default Interest.

            (d) Proceed as appropriate to enforce performance of this Lease and to recover any damages for the breach hereof, including the amounts specified in Article 25.5.

            (e) Terminate this Lease by taking possession of the Aircraft or by serving notice requiring LESSEE to return the Aircraft to LESSOR at the location specified by LESSOR. If LESSOR takes possession of the Aircraft, it may enter upon LESSEE's premises where the Aircraft is located without liability. Upon repossession of the Aircraft, LESSOR will then be entitled to sell, lease or otherwise deal with the Aircraft as if this Lease had never been made. LESSOR will be entitled to the full benefit of its bargain with LESSEE.

            (f) Apply all or any portion of the Security Deposit and any other security deposits held by LESSOR pursuant to any other agreements between LESSOR and LESSEE to any amounts due.

25.4        Deregistration and Export of Aircraft.  If an Event of Default has
            -------------------------------------
occurred and is continuing, LESSOR may take all steps necessary to deregister the Aircraft in and export the Aircraft from the State of Registration.

25.5        LESSEE Liability for Damages.  If an Event of Default
            ----------------------------
occurs, in addition to all other remedies available at law or in equity, LESSOR has the right to recover from LESSEE and LESSEE will pay LESSOR within two (2) Business Days after LESSOR's written demand, all of the following:

            (a) All amounts which are then due and unpaid hereunder and which become due prior to the earlier of LESSOR's recovery of possession of the Aircraft or LESSEE making an effective tender thereof.

            (b) Any losses suffered by LESSOR because of LESSOR's inability to place the Aircraft on lease with another lessee or to otherwise utilize the Aircraft on financial terms as favorable to LESSOR as the terms hereof or, if LESSOR elects to dispose of the Aircraft, the funds arising from a sale or other disposition of the Aircraft are not as profitable to LESSOR as leasing the Aircraft in accordance with the terms hereof would have been (and LESSOR will be entitled to accelerate any and all Rent which would have been due from the date of LESSOR's recovery or repossession of the Aircraft through the Expiration Date).

            (c) All costs associated with LESSOR's exercise of its remedies hereunder, including but not limited to repossession costs, legal fees, Aircraft storage costs, Aircraft re-lease or sale costs and LESSOR's internal costs and expenses (including the cost of personnel time calculated based upon the compensation paid to the individuals involved on an annual basis and a general LESSOR overhead allocation).

            (d) Any amount of principal, interest, fees or other sums paid or payable on account of funds borrowed in order to carry any unpaid amount.

            (e) Any loss, premium, penalty or expense which may be incurred in repaying funds raised to finance the Aircraft or in unwinding any financial instrument relating in whole or in part to LESSOR's financing of the Aircraft.

            (f) Any loss, cost, expense or liability sustained by LESSOR due to LESSEE's failure to redeliver the Aircraft in the condition required by this Lease.

            (g) Any other loss, damage, expense, cost or liability which LESSOR suffers or incurs as a result of the Event of Default and/or termination of this Lease, including an amount sufficient to fully compensate LESSOR for any loss of or damage to LESSOR's residual interest in the Aircraft caused by LESSEE's default.

25.6        Waiver of Default.  By written notice to LESSEE, LESSOR may at its
            -----------------
election waive any Default or Event of Default and its consequences and rescind and annul any prior notice of termination of this Lease. The respective rights of the parties will then be as they would have been had no Default or Event of Default occurred and no such notice been given.

25.7        Present Value of Payments.  In calculating LESSOR's damages
            -------------------------
hereunder, upon an Event of Default all Rent and other amounts which would have been due hereunder during the Lease Term if an Event of Default had not occurred will be calculated on a present value basis using a discounting rate of four percent (4%) per annum discounted to the earlier of the date on which LESSOR obtains possession of the Aircraft or LESSEE makes an effective tender thereof.

25.8       Use of "Termination Date".  For avoidance of doubt, it is agreed that
           -------------------------
if this Lease terminates and the Aircraft is repossessed by LESSOR due to an Event of Default, then, notwithstanding the use of the term "Termination Date" in this Lease, the period of the Lease Term and the "Expiration Date" will be utilized in calculating the damages to which LESSOR is entitled pursuant to
Article 255. For example, it is agreed and understood that LESSOR is entitled to receive from LESSEE the Rent and the benefit of LESSEE's insurance and maintenance of the Aircraft until expiration of the Lease Term.

             ARTICLE 26         NOTICES
             ----------         -------


26.1       Manner of Sending Notices.  Any notice, request or information
           -------------------------
required or permissible under this Lease will be in writing and in English. Notices will be delivered in person or sent by fax, letter (mailed airmail, certified and return receipt requested), or by expedited delivery addressed to the parties as set forth in Article 262. In the case of a fax, notice will be deemed received on the date set forth on the confirmation of receipt produced by the sender's fax machine immediately after the fax is sent. In the case of a mailed letter, notice will be deemed received on the tenth (10th) day after mailing. In the case of a notice sent by expedited delivery, notice will be deemed received on the date of delivery set forth in the records of the Person which accomplished the delivery. If any notice is sent by more than one of the above listed methods, notice will be deemed received on the earliest possible date in accordance with the above provisions.

26.2       Notice Information.  Notices will be sent:
           ------------------

If to LESSOR:    INTERNATIONAL LEASE FINANCE CORPORATION
                 1999 Avenue of the Stars
                 39th Floor
                 Los Angeles, California  90067
                 United States of America

                 Attention:  Legal Department

                 Fax:    310-788-1990
                 Telephone:  310-788-1999

If to LESSEE:    FRONTIER AIRLINES
                 12015 East 46th Avenue
                 Suite 200
                 Denver, Colorado  80239

                 Attention: Legal Department

                 Fax:    303-371-7007
                 Telephone:  303-371-7400

or to such other places and numbers as either party directs in writing to the other party.

     ARTICLE 27      GOVERNING LAW AND JURISDICTION
     ----------      ------------------------------


27.1       California Law.  This Lease is being delivered in the State of
           --------------
California and will in all respects be governed by and construed in accordance with the Laws of the State of California (notwithstanding the conflict Laws of the State of California).

27.2       Non-Exclusive Jurisdiction in California.  As permitted by Section
           ----------------------------------------
410.40 of the California Code of Civil Procedure, the parties hereby irrevocably submit to the non-exclusive jurisdiction of the Federal District Court for the Central District of California and the State of California Superior or Municipal Court in Los Angeles, California. Nothing herein will prevent either party from bringing suit in any other appropriate jurisdiction.

27.3       Service of Process.  The parties hereby consent to the service of
           ------------------
process (i) out of any of the courts referred to above, (ii) in accordance with
Section 415.40 of the California Code of Civil Procedure by mailing copies of the summons and complaint to the person to be served by air mail, certified or registered mail to the address set forth in Article 262, postage prepaid, return receipt requested or (iii) in accordance with the Hague Convention, if applicable.

27.4       Prevailing Party in Dispute.  If any legal action or other proceeding
           ---------------------------
is brought in connection with or arises out of any provisions in this Lease, the prevailing party will be entitled to recover reasonable attorneys' fees and other costs incurred in such action or proceedings. The prevailing party will also, to the extent permissible by Law, be entitled to receive pre- and post-judgment Default Interest.

27.5       Waiver.  LESSEE and LESSOR hereby waive the right to a trial by jury.
           ------
LESSEE and LESSOR hereby irrevocably waive any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or related to this Lease brought in any of the courts referred to in Article 27.2, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          ARTICLE 28            MISCELLANEOUS
          ----------            -------------


28.1       Press Releases.  The parties will give copies to one another, in
           --------------
advance if possible, of all news, articles and other releases provided to the public media regarding this Lease or the Aircraft.

28.2       Power of Attorney.  LESSEE hereby irrevocably appoints LESSOR as its
           -----------------
attorney for the purpose of putting into effect the intent of this Lease following an Event of Default, including without limitation, the return, repossession, deregistration and exportation of the Aircraft. To evidence this appointment, LESSEE has executed the Power of Attorney in the form of Exhibit G, LESSEE will take all steps required under the Laws of the State of Registration to provide such power of attorney to LESSOR.

28.3       LESSOR Performance for LESSEE.  The exercise by LESSOR of its remedy
           -----------------------------
of performing a LESSEE obligation hereunder is not a waiver of and will not relieve LESSEE from the performance of such obligation at any subsequent time or from the performance of any of its other obligations hereunder.

28.4       LESSOR's Payment Obligations.  Any obligation of LESSOR under this
           ----------------------------
Lease to pay or release any amount to LESSEE is conditioned upon (i) all amounts then due and payable by LESSEE to LESSOR under this Lease or under any other agreement between LESSOR and LESSEE having been paid in full and (ii) no Default having occurred and continuing hereunder at the time such payment or release of payment is payable to LESSEE.

28.5       Application of Payments.  Any amounts paid or recovered in respect of
           -----------------------
LESSEE liabilities hereunder may be applied to Rent, Default Interest, fees or any other amount due hereunder in such proportions, order and manner as LESSOR determines.

28.6       Usury Laws.  The parties intend to contract in strict compliance with
           ----------
the usury Laws of the State of California and, to the extent applicable, the United States. Notwithstanding anything to the contrary in the Operative Documents, LESSEE will not be obligated to pay Default Interest or other interest in excess of the maximum non-usurious interest rate, as in effect from time to time, which may by applicable Law be charged, contracted for, reserved, received or collected by LESSOR in connection with the Operative Documents. During any period of time in which the then-applicable highest lawful rate is lower than the Default Interest rate, Default Interest will accrue and be payable at such highest lawful rate however, if at later times such highest lawful rate is greater than the Default Interest rate, then LESSEE will pay Default Interest at the highest lawful rate until the Default Interest which is paid by LESSEE equals the amount of interest that would have been payable in accordance with the interest rate set forth in
Article 5.7.

28.7       Delegation by LESSOR.  LESSOR may delegate to any Person(s) all or
           --------------------
any of the rights, powers or discretion vested in it by this Lease and any such delegation may be made upon such terms and conditions as LESSOR in its absolute discretion thinks fit.

28.8       Confidentiality.  The Operative Documents and all non-public
           ---------------
information obtained by either party about the other are confidential and are between LESSOR and LESSEE only and will not be disclosed by a party to third parties (other than to such party's auditors or legal advisors or as required in connection with any filings of this Lease in accordance with Article 14 or to comply with governmental regulations) without the prior written consent of the other party. If disclosure is required as a result of applicable Law, LESSEE and LESSOR will cooperate with one another to obtain confidential treatment as to the commercial terms and other material provisions of this Lease.

28.9       Rights of Parties.  The rights of the parties hereunder are
           -----------------
cumulative, not exclusive, may be exercised as often as each party considers appropriate and are in addition to its rights under general Law. The rights of one party against the other party are not capable of being waived or amended except by an express waiver or amendment in writing. Any failure to exercise or any delay in exercising any of such rights will not operate as a waiver or amendment of that or any other such right any defective or partial exercise of any such rights will not preclude any other or further exercise of that or any other such right and no act or course of conduct or negotiation on a party's part or on its behalf will in any way preclude such party from exercising any such right or constitute a suspension or any amendment of any such right.

28.10      Further Assurances.  Each party agrees from time to time to do
           ------------------
and perform such other and further acts and execute and deliver any and all such other instruments as may be required by Law, reasonably requested by the auditors of the other party or requested by the other party to establish, maintain or protect the rights and remedies of the requesting party or to carry out and effect the intent and purpose of this Lease.

28.11      Use of Word "including".  The term "including" is used herein
           -----------------------
without limitation and by way of example only.

28.12      Headings.  All article and paragraph headings and captions are
           --------
purely for convenience and will not affect the interpretation of this Lease. Any reference to a specific article, paragraph or section will be interpreted as a reference to such article, paragraph or section of this Lease.

28.13      Invalidity of any Provision.  If any of the provisions of this
           ---------------------------
Lease become invalid, illegal or unenforceable in any respect under any Law, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired.

28.14      Negotiation.  The terms of this Lease are agreed by LESSOR from
           -----------
its principal place of business in Los Angeles, California.

28.15      Time is of the Essence.  Time is of the essence in the
           ----------------------
performance of all obligations of the parties under this Lease and, consequently, all time limitations set forth in the provisions of this Lease will be strictly observed.

28.16      Amendments in Writing.  The provisions of this Lease may only
           ---------------------
be amended or modified by a writing executed by LESSOR and LESSEE.

28.17      Counterparts.  This Lease may be executed in any number of
           ------------
identical counterparts, each of which will be deemed to be an original, and all of which together will be deemed to be one and the same instrument when each party has signed and delivered one such counterpart to the other party.

28.18      Delivery of Documents by Fax.  Delivery of an executed
           ----------------------------
counterpart of this Lease or of any other documents in connection with this Lease by fax will be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Lease or other document by fax will also deliver an originally executed counterpart, but the failure of any party to deliver an originally executed counterpart of this Lease or such other document will not affect the validity or effectiveness of this Lease or such other document.

28.19     Entire Agreement.  The Operative Documents constitute the
          ----------------
entire agreement between the parties in relation to the leasing of the Aircraft by LESSOR to LESSEE and supersede all previous proposals, agreements and other written and oral communications in relation hereto. The parties acknowledge that there have been no representations, warranties, promises, guarantees or agreements, express or implied, except as set forth herein.

     IN WITNESS WHEREOF, LESSEE and LESSOR have caused this Lease to be executed by their respective officers as of this 12th day of June, 1996.


INTERNATIONAL LEASE FINANCE             FRONTIER AIRLINES
CORPORATION


By:                                     By:
    -------------------------                 ------------------------

Its:                                    Its:
    -------------------------                 ------------------------

         EXHIBIT A                       AIRCRAFT DESCRIPTION
         ---------                       --------------------


Aircraft Manufacturer and Model:         Boeing 737-3Q8

Seating Configuration:                   138Y

Engine Manufacturer and Model:           CFM-56-3-C1

Engine Serial Numbers:                   To be identified in the Acceptance
                                         Certificate

Engine Thrust Rating:                    20,000 pounds

Maximum Gross Takeoff Weight:            135,000 pounds

Specification:                           D6-76300-69-2, as revised

Livery:                                  LESSEE's

                         EXHIBIT B     AGENCY AGREEMENT
                         ---------     ----------------


                              (Limited Authority)

                      Relating to Boeing 737-300 Aircraft

     THIS AGENCY AGREEMENT ("Agreement") is made and entered into as of [DATE].


        BETWEEN:
        --------

        FRONTIER AIRLINES, a Colorado corporation whose address and principal place of business is at 12015 East 46th Avenue, Suite 200, Denver, Colorado, 80239 ("Agent") and

        INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation, whose address and principal place of business is at 1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067 ("Buyer").

                                    RECITAL
                                    -------

     The Boeing Company ("Manufacturer") and Buyer have entered into an Aircraft Purchase Agreement No. 1772, dated as of December 15, 1992 (such purchase agreement as may be amended in accordance with the provisions thereof is hereinafter referred to the "Purchase Agreement") under which Manufacturer has agreed to manufacture and sell and Buyer has agreed to purchase certain Boeing 737-3Q8 aircraft. Buyer has agreed to lease one (1) of such aircraft bearing manufacturer's serial number 27633 (the "Aircraft") to the Agent pursuant to an agreement between Buyer and Agent dated as of June __, 1996 (the "Lease").

     The Agent is engaged in business as a commercial air carrier and intends to lease the Aircraft from Buyer, and Buyer is desirous of utilizing the expertise of the Agent as Buyer's agent in all matters to which the Purchase Agreement relates with respect to the Aircraft except certain items as indicated below, and the Agent, as Buyer's agent, is willing to make such expertise available to Buyer.

     Accordingly, the parties agree as follows:

     1. Buyer hereby appoints the Agent as Buyer's sole and exclusive agent with authority to perform, on behalf of Buyer, as the Agent may in its discretion determine to be necessary or desirable:

          (a) monitor Manufacturer's production, testing and delivery of the Aircraft in accordance with the Purchase Agreement and

          (b) do all such other things permitted by the Purchase Agreement related to the technical and engineering aspects of Manufacturer's production of the Aircraft, except Buyer limits Agent's authority to perform on behalf of Buyer on any defect that occurs during manufacture that is considered significant in nature by Buyer as measured by the criteria set forth below. Buyer retains the sole authority to perform on any defect meeting such criteria.

                (1) Deviations from the drawing configuration that could affect future modifications, maintenance, repair or overhaul of the Aircraft;

                (2)  Defects that are obvious appearance items;

                (3) Rework that requires stress concurrence to satisfy Manufacturer's Material Review Board (MRB) requirements;

                (4) A high quantity of defects normally considered minor on a singular basis;

                (5) Major rework requiring extensive repair or modification, e.g. replacement of skin panels, extensive use of oversize
                ----
                fasteners, repair of damaged areas and significant structural modifications;

                (6) Rework that affects the aerodynamic drag coefficient of the Aircraft; or

                (7)  Rework that involves areas known to be sensitive to Buyer.

        2. Notwithstanding anything in the provisions of paragraph 1, nothing in this Agreement will confer authority upon or otherwise permit the Agent:

                (a) to exercise any power of termination under the Purchase Agreement or

                (b) to make any payments due from Buyer to Manufacturer or to receive on behalf of Buyer any payments due from Manufacturer under the Purchase Agreement, or to alter any of the terms and conditions of the Purchase Agreement or the Detail Specifications of the Aircraft.

        3. Buyer will not revoke the appointment of and authority granted under this Agreement to the Agent unless a termination of the Purchase Agreement or Lease has occurred with respect to the Aircraft or the Agent has failed to perform a material obligation under this Agreement. Notice of any such revocation will be provided in accordance with the provisions of Article 14 of the Purchase Agreement and given to both Manufacturer and the Agent.

        4. Manufacturer acknowledges the appointment of the Agent for the purpose set forth hereunder and Manufacturer and Buyer agree that due performance by Manufacturer or Agent of an obligation under the Purchase Agreement will constitute due satisfaction of such obligation by such party and Buyer agrees to be bound by the acts of the Agent.

        5. Buyer and Agent agree to identify the technical organization and/or person(s) with the limited authority to act for Agent during production of the Aircraft. Buyer will, if possible, provide such identification to Manufacturer in writing, along with office space requirements for Agent, if required, prior to or at the time of Manufacturer's acknowledgment of this Agreement.

        6. Nothing in this Agreement will subject Manufacturer to any liability under the Purchase Agreement which it would not otherwise be subject to, or modify Manufacturer's rights thereunder, or require Manufacturer to divest itself of title to or possession of Aircraft or any other property which is subject to the Purchase Agreement until payment therefor and delivery thereof in accordance with the Purchase Agreement.

        7. None of the parties hereto will be entitled to assign to any third party any of their rights under this Agreement.

        8. The Agent will not delegate to any third party the performance of the obligations imposed on it by this Agreement or appoint a sub-agent.

        9. References to Manufacturer in this Agreement will include any wholly-owned subsidiary of Manufacturer to which Manufacturer assigns any of its rights and obligations under the Purchase Agreement pursuant to the terms and conditions thereof.

        10. This Agreement will be governed by the laws of the State of California; however, the Purchase Agreement shall remain governed by the laws of the State of Washington.

        This Agreement has been executed by the parties hereto as of the day and year first above written.


INTERNATIONAL LEASE FINANCE             FRONTIER AIRLINES
CORPORATION (BUYER)                     (AGENT)


By:                                     By:
    -----------------------                  ---------------------------

Its:                                    Its:
    -----------------------                  ---------------------------

The Boeing Company acknowledges the appointment of FRONTIER AIRLINES as agent of International Lease Finance Corporation in connection with the above referenced Aircraft as set forth in this Agreement.

The Boeing Company (Manufacturer)


By:
    -----------------------------
Its:
    -----------------------------

                     EXHIBIT C     CERTIFICATE OF INSURANCE
                     ---------     ------------------------


[Refer to Aircraft Lease Agreement dated as of June 12, 1996 between LESSEE and LESSOR (the "Lease"). If applicable, insurance certificates from both the insurers and reinsurers will be provided. If there is a LESSOR's Lender, include references to it where appropriate after references to LESSOR.]

To:     INTERNATIONAL LEASE FINANCE CORPORATION ("LESSOR")
        1999 Avenue of the Stars
        39th Floor
        Los Angeles, California  90067
        United States

FRONTIER AIRLINES
Boeing 737-3Q8
Manufacturer's Serial No.:  27633
Registration Marks:  _____ (the "Aircraft")

        The following security has subscribed to the insurance and/or reinsurance policies:

        [LIST COMPANIES & PERCENTAGES]

        THIS IS TO CERTIFY THAT, as Insurance Brokers, we have effected Fleet Insurance in respect of aircraft owned or operated by LESSEE (including the Aircraft) as specified below.

                            AIRCRAFT HULL ALL RISKS
                            -----------------------

COVERING:
- ---------

      All risks of physical loss or damage to the Aircraft from any cause (subject only to the exclusions as specified below) (including War Exclusion Clause with Physical Damage write backs paragraphs 3, 5 and 7 per AVN51), for an Agreed Value of Aircraft in the amount of:
      US$ 36,000,000.

DEDUCTIBLES:
- ------------

      US$ 750,000 each and every loss.  Not applicable to Total
      Loss/Constructive Total Loss or Arranged Total Loss.

GEOGRAPHICAL COVERAGE:
- ----------------------

      Worldwide


               AVIATION AND AIRLINE GENERAL THIRD PARTY LIABILITY
               --------------------------------------------------

COVERING:
- ---------

      Aircraft Third Party, Passenger, Baggage, Cargo and Mail Liability and Airline General Third Party Liability (including Premises, Hangarkeepers and Products Liability) for combined single limit of not less than US$ 500,000,000 (or such higher amount as LESSEE may carry on any other aircraft in its fleet) any one accident/occurrence (but in the aggregate in relation to Products Liability), extended to cover LESSEE's liability under the Lease to the extent of the risks covered by the policy including war and allied perils under Extended Coverage Endorsement as per AVN 52 subject only to exclusions as specified below.


                      AIRCRAFT SPARES ALL RISKS INSURANCE
                      -----------------------------------

COVERING:
- ---------

      All risks of physical loss or damage to Aircraft Parts or spares or Engines at all times when removed from the Aircraft from whatever cause, subject only to the exclusions specified below, including the risks set down in AVN 48B other than paragraphs (a) and (b) thereof (but including paragraph (a) in respect of transit risks) for limits of:

      US$ [AMOUNT] any one location
      US$ [AMOUNT] any one sending

      and covering replacement cost.

DEDUCTIBLE:
- -----------

      _______________  each and every loss

GEOGRAPHICAL COVERAGE:
- ----------------------

      Worldwide

                       INSURANCE REQUIRED BY MANUFACTURER
                       ----------------------------------

      LESSEE will carry the insurance required by Manufacturer in connection with LESSOR's assignment of Manufacturer's warranties and product support to LESSEE.


                             CONTRACTUAL INDEMNITY
                             ---------------------

      LESSEE has insurance coverage for the indemnities agreed to by LESSEE pursuant to Article 17 of the Lease.


                       PERIOD OF COVERAGE (ALL POLICIES)
                       ---------------------------------

      From Delivery Date of Aircraft to [EXPIRATION DATE]

      It is further certified that Lessor has an interest in respect of the Aircraft under the Lease. Accordingly, with respect to losses occurring during the period from the Effective Date until the expiry of the Insurance or until the expiry or agreed termination of the Lease or until the obligations under the Lease are terminated by any action of the Insured or Lessor and in consideration of the Additional Premium it is confirmed that the Insurance afforded by the Policy is in full force and effect and it is further agreed that the following provisions are specifically endorsed to the Policy.

     1.    UNDER THE HULL (ALL RISKS AND HULL WAR AND ALLIED RISKS) AND AIRCRAFT
           ---------------------------------------------------------------------
SPARES INSURANCES
- -----------------

           (a) [ILFC ONLY-NO OTHER CONTRACT PARTIES] In respect of any claim on the Aircraft that becomes payable on the basis of a Total Loss, settlement will be made to, or to the order of Lessor as sole loss payee, up to the Agreed Value. With respect to repairable damage to an Aircraft or Engine, LESSOR will receive all insurance proceeds in excess of US$ 500,000,000 provided that upon receipt by the insurance broker of written notice of a material default on the part of LESSEE, all insurance proceeds which otherwise would be payable to LESSEE will be made directly to LESSOR. In respect of any other claim, settlement (net of any relevant policy deductible) will be made with such party(ies) as may be necessary to repair the Aircraft unless otherwise agreed after consultation between the Insurers and the insured and, where necessary under the terms of the Lease the Lessor. Such payments will only be made provided they are in compliance with all applicable laws and regulations.

           (b) Insurers agree 50/50 settlement in terms of AVS 103.

           (c) Insurers have no right to replace the Aircraft on a Total Loss (arranged, constructive or otherwise).

           (d) Insurers recognize that LESSEE and LESSOR have agreed that a Total Loss of the Airframe will constitute a Total Loss of the Aircraft.

           (e) In the event of Total Loss of the Aircraft, Insurers agree to pay LESSOR all amounts up to the Agreed Value based solely upon LESSOR's (not LESSEE's) execution of the appropriate form of release/discharge document
Lessor may sign any required release in lieu of the Insured in the event of a Total Loss, Constructive Total Loss or Arranged Total Loss.

          (f) "Cut-through clause": Insurers confirm that in the event of any claim arising under the hull insurances, the Reinsurers will in lieu of payment of the Insurers, its successors in interest and assigns, pay to the person named as sole loss payee under the original insurances that portion of any loss due for which the Reinsurers would otherwise be liable to pay the Insurers (subject to proof of loss), it being understood and agreed that any such payment by any Reinsurers will fully discharge and release such Reinsurer from any and all further liability in connection therewith and provide for payment to be made notwithstanding (a) any bankruptcy, insolvency, liquidation or dissolution of the Insurers and (b) that the Insurers have made no payment under the original insurance policies.

          (g) Insurers confirm that under the insurance policies, if the Insured installs an engine owned by a third party on the Aircraft, either (i) the hull insurance will automatically increase to such higher amount as is necessary in order to satisfy both Lessor's requirement to receive the Agreed Value in the event of a Total Loss, Constructive Total Loss or Arranged Total Loss and the amount required by the third party engine owner, or (ii) separate additional insurance on such engine will attach in order to satisfy separately the requirements of the Insured to such third party engine owner.

     2.   UNDER THE LEGAL LIABILITY INSURANCE
          -----------------------------------

          (a) Subject to the provisions of this Endorsement, the Insurance will operate in all respects as if a separate Policy had been issued covering each party insured hereunder, but this provision will not operate to include any claim arising howsoever in respect of loss or damage to the Aircraft insured under the Hull or Spares Insurance of the Insured. Notwithstanding the foregoing the total liability of Insurers in respect of any and all Insureds will not exceed the limits of liability stated in the Policy.

          (b) The Insurance provided hereunder will be primary and without right of contribution from any other insurance which may be available to the Lessor.

          (c) This Endorsement does not provide coverage for the Lessor with respect to claims arising out of its legal liability as manufacturer, repairer, or servicing agent of the Aircraft.

     3.   UNDER ALL INSURANCES
          --------------------

          (a) Lessor, its successors and assigns, and (with respect to Aviation and Airline General Third Party Liability only) its directors, officers and employees for their respective rights and interests, are included as Additional Insured.

          (b) The cover afforded to Lessor by the Policy in accordance with this Endorsement will not be invalidated by any act or omission (including misrepresentation and non-disclosure) of any other person or party which results in a breach of any term, condition or warranty of the Policy PROVIDED THAT Lessor has not caused, contributed to or knowingly condoned the said act or omission.

          (c) Lessor will have no responsibility for premium and insurers will waive any right of set-off or counterclaim against Lessor except in respect of outstanding premium in respect of the Aircraft, provided that Insurer may only set-off for premiums against the proceeds of the hull insurance for outstanding premiums in connection with hull all risks and hull war and allied perils insurance.

          (d) Upon payment of any loss or claim to or on behalf of Lessor, Insurers will to the extent and in respect of such payment be thereupon subrogated to all legal and equitable rights of Lessor indemnified hereby (but not against Lessor). Insurers will not exercise such rights without the consent of those indemnified, such consent not to be unreasonably withheld. At the expense of Insurers Lessor will do all things reasonably necessary to assist the Insurers to exercise said rights.

          (e) Except in respect of any provision for Cancellation or Automatic Termination specified in the Policy or any endorsement thereof, cover provided by this Endorsement may only be canceled or materially altered in a manner adverse to Lessor by the giving of not less than thirty (30) days notice in writing to the appointed broker. Notice will be deemed to commence from the date such notice is given by the Insurers. Such notice will NOT, however, be given at normal expiry date of the Policy or any endorsement.

     4.   EXCEPT AS SPECIFICALLY VARIED OR PROVIDED BY THE TERMS OF THE
          -------------------------------------------------------------
ENDORSEMENT:
- ------------

          (a) LESSOR IS COVERED BY THE POLICY SUBJECT TO ALL TERMS, CONDITIONS, LIMITATIONS, WARRANTIES, EXCLUSIONS AND CANCELLATION PROVISIONS THEREOF.

          (b) THE POLICY Will NOT BE VARIED BY ANY PROVISIONS CONTAINED IN THE LEASE WHICH PURPORT TO SERVE AS AN ENDORSEMENT OR AMENDMENT TO THE POLICY.

     SUBJECT (save as specifically stated in this Certificate) to policy terms, conditions, limitations and exclusions.

                                    Yours faithfully,
                                    [BROKERS]

                  EXHIBIT D     BROKERS' LETTER OF UNDERTAKING
                  ---------     ------------------------------


To:   INTERNATIONAL LEASE FINANCE CORPORATION
      1999 Avenue of the Stars
      39th Floor
      Los Angeles, California  90067
      United States

Date:                                          Our Ref:

Dear Sirs:

                               FRONTIER AIRLINES
                                 Boeing 737-3Q8
                        Manufacturer's Serial No.: 27633
                          Registration Mark: ________

     We confirm that insurance has been effected for the account of [LESSEE] (the "Operator") covering all aircraft owned or operated by them, including the above-mentioned aircraft (the "Aircraft"). [Also confirm, if applicable, the amount of any hull all risks or hull war and allied perils on the Aircraft which LESSEE is carrying in excess of the Agreed Value (which excess insurance would be payable to LESSEE). Such excess insurance may not exceed ten percent (10%) of the Agreed Value.]


     Pursuant to instructions received from the Operator and in consideration of your approving the arrangement of the Operator's "Fleet Policy" (under which the above-mentioned Aircraft is insured) through the intermediary of ourselves as Brokers in connection with the insurance (the "Insurance") mentioned in our
Certificate of Insurance (Reference No. [    ] dated [    ] and attached
hereto), we undertake as follows:

     1. In relation to the Hull and War Risks Insurance to hold to your order the insurance Slips or Contracts and any Policies which may be issued or any policies substituted (with your consent) therefor (but only insofar as the same relate to the Aircraft only) and the benefit of the Hull and War Risks Insurance thereunder, but subject to our requirements to operate the Fleet Policy insofar as it relates to any other aircraft insured thereunder.

     2.    To advise you of any of the following:

          (a) If any insurer cancels or gives notice of cancellation of any of the Insurance at least thirty (30) days (or such lesser period as may be available in the case of War and Allied Perils) before such cancellation is to take effect in respect of the Aircraft.

          (b) Of any act or omission or of any event (including non-payment of premium) of which we have knowledge or are notified and which might invalidate or render unenforceable in whole or in part any of the Insurance, insofar as the same relate to the Aircraft.

          (c) If we do not receive instructions to renew all or any of the Insurance at least thirty (30) days prior to their expiration.

          (d) If any of the Insurance are not renewed on the same terms (save as to premium and period of cover and as you might otherwise have notified us to be acceptable to you) seven (7) days prior to expiry thereof.

     The above undertakings are given subject to our continuing appointment for the time being as Insurance Brokers to the Operator.

     We also undertake to advise you if we cease to be Insurance Brokers to the Operator.

                              Yours faithfully,.

               EXHIBIT E     ESTOPPEL AND ACCEPTANCE CERTIFICATE
               ---------     -----------------------------------


     FRONTIER AIRLINES ("LESSEE"), a corporation organized under the laws of the Colorado does hereby represent, acknowledge, warrant and agree as follows:

     1. LESSEE and INTERNATIONAL LEASE FINANCE CORPORATION, as LESSOR, have entered into an Aircraft Lease Agreement dated as of June 12, 1996 (hereinafter referred to as the "Lease"). Words used herein with capital letters and not otherwise defined will have the meanings set forth in the Lease.

     2.    LESSEE has this __ day of ______, 19__ (Time: ____) at
_________________________ received from LESSOR possession of:

           (a) One (1) Boeing 737-3Q8 Aircraft bearing Manufacturer's serial number 27633 and U.S. registration mark ______ and two (2) CFM-56-3-C1 Engines bearing manufacturer's serial numbers ______ and ______ (each of which has 750 or more rated take-off horse power) in an airworthy condition and

           (b) All Aircraft Documentation, including the usual and customary manuals, logbooks, flight records and historical information regarding the Aircraft, Engines and Parts.

     3. All of the foregoing has been delivered and accepted on the date set forth above to LESSEE's full satisfaction and pursuant to the terms and provisions of the Lease.

     4. The Agreed Value of the Aircraft is Thirty Six Million U.S. Dollars (US$36,000,000).

     5. The amount of fuel on board at Delivery is ____ (circle one) pounds/kilos (____ gallons).

     6. Pursuant to the terms of the Lease, the first Rent payment was due and payable three (3) Business Days prior to the date set forth above and all subsequent monthly payments are due and payable as provided in Article 532 of the Lease.

     7. The Aircraft, Engines, Parts and Aircraft Documentation as described in the Lease have been fully examined by LESSEE and have been received in a condition fully satisfactory to LESSEE and in full conformity with the Lease in every respect.

     8. The Lease is in full force and effect, LESSOR has fully, duly and timely performed all of its obligations of every kind or nature thereunder and LESSEE has no claims, offsets, deductions, set-off or defenses of any kind or nature in connection with the Lease.

     9. LESSOR's Lender may rely upon all of the foregoing in granting substantial financial accommodations to LESSOR and LESSEE understands and agrees that any funds being advanced by LESSOR's Lender will be made in reliance upon the foregoing.

     10. Prior to the Delivery Date, LESSEE has obtained all required permits, authorizations, licenses and fees of the State of Registration or any Government Entity thereof necessary in order for LESSEE to operate the Aircraft as permitted by the terms of the Lease.


                 Dated on the date set forth above

                              FRONTIER AIRLINES


                              By:
                                 -------------------------------

                              Its:
                                  ------------------------------

                        EXHIBIT F     OPINION OF COUNSEL
                        ---------     ------------------


TO BE GIVEN BY LESSEE'S IN-HOUSE GENERAL COUNSEL OR OTHER LAWYERS ACCEPTABLE TO LESSOR


To:  International Lease Finance Corporation
     1999 Avenue of the Stars
     39th Floor
     Los Angeles, California  90067
     United States

Gentlemen:

This opinion is furnished to you pursuant to Article _______ of the Aircraft Lease Agreement dated as of June 12, 1996 (the "Lease") between FRONTIER AIRLINES ("LESSEE") and INTERNATIONAL LEASE FINANCE CORPORATION ("Lessor"). Defined terms in this opinion are used herein as defined in the Lease.

I have acted as counsel for the LESSEE in connection with the preparation, execution and delivery of the Lease.

In that connection I have examined:

           (a) The Lease and Estoppel and Acceptance Certificate

           (b) The charter of the LESSEE and all amendments thereto (the "Charter") and

           (c) Such other documents, agreements and instruments, and such treaties, laws, rules, regulations, decrees and the like, as I have deemed necessary as a basis for the opinions hereinafter expressed.

[          (d) All of the agreements and any amendments thereto between LESSEE and all other lessors and lenders of LESSEE covering other aircraft operated by LESSEE on which the Engines can be installed.]

Based upon the foregoing and having regard for legal considerations which I deem relevant, I am of the opinion that:

     1. LESSEE is a corporation duly incorporated, validly existing and in good standing under the Laws of Colorado. It has the corporate power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

     2. No authorization, approval, consent, license or order of, or registration with, or the giving of notice to the Aviation Authority or any other regulatory body or authority is required for the valid authorization, execution, delivery and performance by the LESSEE of the Lease.

     3. The Lease and the Estoppel and Acceptance Certificate have each been duly authorized, executed and delivered by LESSEE. Each such instrument is a valid, enforceable and binding obligation of LESSEE except as enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application affecting the enforcement of creditors' rights.

     4. The execution and delivery of the Lease and the Estoppel and Acceptance Certificate, the consummation by the LESSEE of the transactions contemplated therein and compliance by the LESSEE with the terms and provisions thereof do not and will not contravene any Law applicable to LESSEE, or result in any breach of or constitute any default under or result in the creation of any lien, charge or encumbrance upon any property of LESSEE, under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by-law or other agreement or instrument to which LESSEE is a party or by which LESSEE or its properties or assets may be bound or affected.

     5. Except for any filing or recording that may be required under the U.S. Federal Aviation Administration and except for filing a UCC-1 Financing Statement with the State of Colorado, no other filing or recording of any instrument or document or any other acts are necessary or advisable under the laws of the U.S. or Colorado to protect LESSOR's title to and ownership of the Aircraft or in order for the Lease to constitute a valid and perfected lease of record relating to the Aircraft, it being understood that such counsel expresses no opinion as to the nature of the LESSOR's title to the Aircraft on the Delivery Date. [In opinion given at Delivery, also confirm that the filings and other steps described have been accomplished.]

     6. LESSEE holds all licenses, certificates and permits from applicable governmental authorities in the United States necessary for the conduct of its business as a certificated air carrier and performance of its obligations under the Lease.

     7. To my knowledge, there are no suits or proceedings pending or threatened against LESSEE before any Government Entity against or affecting LESSEE which, if adversely determined, would have a material adverse effect on the financial condition or business of LESSEE or its ability to perform under the Lease, except as described in the filings provided to LESSOR pursuant to
Article 22.

     8. The obligations of LESSEE under the Lease are direct, general and unconditional obligations of LESSEE and rank or will rank at least pari passu with all other present and future unsecured and unsubordinated obligations (including contingent obligations) of LESSEE, with the exception of such obligations as are mandatorily preferred by law and not by reason of any encumbrance.

     9. LESSEE, under the laws of Colorado or of any other jurisdiction affecting LESSEE, is subject to private commercial law and suit. Neither LESSEE nor its properties or assets have the right of immunity from suit or execution on the grounds of sovereignty in such jurisdictions and the performance by LESSEE of its obligations under the Lease constitute commercial acts done for commercial purposes.

     10. There is no applicable usury or interest limitation Law in Colorado which may restrict the recovery of payments in accordance with the Lease.

     11. LESSOR will not violate any Law or become liable to any tax in Colorado by reason of entering into or performing its obligations under the Lease and it is not necessary to establish a place of business in Colorado in order to enforce any provisions of the Lease.

     12. The choice of California Law to govern the Lease will be upheld in any action in the courts of Colorado. Any judgment given by United States or California courts would be recognized and accepted by the courts in Colorado.

[    13.   None of the agreements and any amendments thereto between LESSEE and all other lessors and lenders to LESSEE covering other aircraft operated by LESSEE on which the Engines can be installed contain terms which provide or contemplate that such other lessors or lenders will obtain any right, title or interest in an Engine which is installed on such other aircraft.]

                              Very truly yours,

                    EXHIBIT G     FORM OF POWER OF ATTORNEY
                    ---------     -------------------------


FRONTIER AIRLINES ("Frontier") hereby irrevocably appoints INTERNATIONAL LEASE FINANCE CORPORATION ("ILFC") of 1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067, U.S.A. as Frontier's true and lawful attorney so that ILFC may take any of the following actions in the name of and for Frontier with respect to the Boeing 737-3Q8 aircraft bearing manufacturer's serial number 27633 (the "Aircraft") leased by ILFC to Frontier pursuant to an Aircraft Lease Agreement dated as of June 12, 1996 (the "Lease"):

     1. Pursuant to the Lease, Frontier has procured and is maintaining insurances for the Aircraft. ILFC has been named sole loss payee on the all risk hull and war risk insurances for the Aircraft. In the event of a total loss or constructive total loss of the Aircraft, ILFC is entitled to receive insurance proceeds in an amount equal to: Thirty Six Million U.S. Dollars (US$36,000,000 ). ILFC may take all action and sign all documents otherwise required to be performed by Frontier, including execution on behalf of Frontier of an appropriate form of discharge/release document, in order for ILFC to collect such insurance proceeds.

     2. In the exercise of the rights mentioned in paragraph 1, ILFC may make any declarations or statements and sign any public or private documents which may be considered necessary or appropriate.

     3. ILFC may delegate the powers conferred hereby, in whole or in part, to any individual(s), including but not limited to employees of ILFC or legal counsel in the United States.

     ILFC is empowered to determine in its sole discretion when to exercise the powers conferred upon ILFC pursuant to this Power of Attorney. Any person, agency or company relying upon this Power of Attorney need not and will not make any determination or require any court judgment as to whether an Event of Default has occurred under the Lease or whether the Lease has been terminated. Frontier hereby waives any claims against (i) any person acting on the instructions given by ILFC or its designee pursuant to this Power of Attorney and (ii) any person designated by ILFC or an officer of ILFC to give instructions pursuant to this Power of Attorney. Frontier also agrees to indemnify and hold harmless any person, agency or company which may act in reliance upon this Power of Attorney and pursuant to instructions given by ILFC or its designee.

     This Power of Attorney is irrevocable until the Aircraft has been returned to the possession of ILFC, deregistered and exported from the United States.

     FRONTIER AIRLINES has made and delivered this Power of Attorney on June 12, 1996 in Seattle, Washington.

                              FRONTIER AIRLINES


                              By:
                                 -----------------------------------

                              Its:
                                  ----------------------------------

                 EXHIBIT H     ASSIGNMENT OF RIGHTS (AIRFRAME)
                 ---------     -------------------------------


Vice President - Aircraft Contracts
The Boeing Company
P.O. Box 3707
Seattle, Washington  98124

Subject: Assignment of Rights - International Lease Finance Corporation, as Lessor and Frontier Airlines, as Lessee of one Boeing 737-3Q8 Aircraft, MSN 27633

Gentlemen:

In connection with International Lease Finance Corporation's lease to Frontier Airlines ("Lessee") of a Boeing aircraft (more fully described below), reference is made to the following documents:

1. Purchase Agreement No. 1772 dated as of December 15, 1992 entered into between The Boeing Company ("Boeing") and International Lease Finance Corporation ("ILFC") (the "Purchase Agreement") under which ILFC purchased a certain Boeing Model 737-3Q8 aircraft, bearing Manufacturer's Serial No. 27633 (the "Aircraft").

2. Aircraft Lease Agreement, dated as of June 12, 1996 (the "Lease"), entered into between ILFC and Frontier Airlines ("Lessee"), pursuant to which ILFC leased the Aircraft to Lessee.

Pursuant to the Lease, ILFC has leased the Aircraft to Lessee. Included in such Lease are the transfer to Lessee for and during the term of the Lease and commencing on ________ __, 1997 of rights related to the Aircraft under the Purchase Agreement. In order to accomplish such transfer of rights, as authorized by the provisions of Article 10 of the Purchase Agreement,

(1) Lessee, its successors and assigns, hereby agrees to be bound by and comply with all applicable terms, conditions, and limitations of the Purchase Agreement including, without limitation, paragraph 10 Exclusion
                                                                     ---------
      of Liabilities, of Part A of Exhibit B (Product Assurance Document) and
      --------------
      paragraphs 1 and 2, Buyer's Indemnification of Boeing and Buyer's
                          ---------------------------------     -------
      Insurance, respectively, of Part E of Exhibit C (Customer Support
      ---------
      Document) (matters relating to
      indemnification and insurance), to the Purchase Agreement. Lessee recognizes that Boeing's obligation to provide support and services to Lessee pursuant to Exhibit C of the Purchase Agreement is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in paragraph 2 of Part E of Exhibit C in a form satisfactory to Boeing prior to the commencement of such support and services; and

(2) ILFC agrees to remain responsible for any payments due Boeing with respect to the Aircraft under Exhibit D (Airframe and Engine Price Adjustment) of the Purchase Agreement and (b) with respect to any Spare Part or Leased Part for the Aircraft ordered by ILFC under the ILFC GTA.

(3) Further, ILFC hereby assigns to Lessee the sole authority to exercise all rights and powers of ILFC with respect to the Aircraft under the Purchase Agreement. Such authorization shall continue until Boeing shall have received from ILFC written notice to the contrary addressed to Boeing's Vice President, Contracts, P.O. Box 3707, Seattle, Washington 98124-2207. Until Boeing shall have received such notice Boeing shall be entitled to deal exclusively and solely with Lessee with respect to the Aircraft, under the Purchase Agreement and, with respect to the rights, powers, duties or obligations under the Purchase Agreement, and all actions taken by Lessee or agreements entered into by Lessee during the period prior to Boeing's receipt of such notice, shall be final and binding upon ILFC.

(4) Lessee hereby accepts the authorization set forth in paragraph (3) herein and agrees to be bound by and to comply with all the terms, conditions and limitations of the Purchase Agreement.

      We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and the transfer of rights, under the Purchase Agreement as set forth above, by signing the acknowledgment set forth below and forwarding one copy of this letter, so acknowledged, to each of the undersigned.

Very truly yours,

FRONTIER AIRLINES                       INTERNATIONAL LEASE FINANCE
(Lessee)                                CORPORATION (Lessor)


By:                                     By:
   ---------------------------             -----------------------------

Its:                                    Its:
    --------------------------              ----------------------------

Dated:                                  Dated:
      ------------------------                --------------------------


                Boeing Acknowledgment and Consent to Assignment
                -----------------------------------------------

Receipt of the above letter acknowledged and transfer of rights under the Purchase Agreement, with respect to the Aircraft, confirmed effective as of the date indicated below:

                                      THE BOEING COMPANY


                                      By:
                                         ---------------------------------

                                      Its:
                                          --------------------------------

                                      Dated:
                                            ------------------------------

                  EXHIBIT I     ASSIGNMENT OF RIGHTS (ENGINES)
                  ---------     ------------------------------


_________________, 1997


     In consideration of Frontier Airlines ("Lessee") leasing from International Lease Finance Corporation ("ILFC") one (1) Boeing 737-3Q8 aircraft together with two (2) CFMI Model CFM-56-3-C1 engines bearing manufacturer's serial numbers _________ and _________, it is hereby agreed as follows:

1. (a) ILFC hereby assigns and transfers to Lessee all of ILFC's respective rights and interest in and to and in and under the Engine Warranties set forth in and subject to the limitations and liabilities set forth in Exhibit B Warranty, Section X (the "Engine Warranties") of CFM International, Inc. - ILFC General Terms Agreement No. 6-3987 dated 22 June 1984 (the "GTA") and to exercise and enforce, in Lessee's own name, or with the prior written consent of CMFI, and subject to the limitations set forth in the GTA, to assign to a further operator of the Aircraft from time to time such rights and interests during the term of such lease so long as Lessee is not in default thereunder.

      (b) ILFC also hereby assigns to Lessee, to the extent not previously assigned to Lessee, all product warranties, product support and training applicable to the owner or operator of the Aircraft with respect to the Engines, as set forth in the GTA, until the termination of the Lease.

2. Lessee hereby accepts such assignment including all the limitations and liabilities pertaining to said Engine Warranties as stated in the provisions of Exhibit B Warranty, Section X of the GTA.

3. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns to the extent permitted by the GTA and hereunder.

4. This Agreement shall be governed by and construed in accordance with the laws of California.

5. This Agreement may be executed in any number of counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument and any party may execute this Agreement by signing any counterpart.

6. ILFC shall, at Lessee's expense, cooperate with Lessee and take such actions as Lessee reasonably deems necessary to enable Lessee to enforce such rights, claims and interests as herein assigned. ILFC agrees that at any time and from time to time, upon written request from Lessee, at Lessee's expense, ILFC will promptly and duly execute and deliver any and all such further documents and take such further action as Lessee may reasonably request in order to obtain the full benefit of the assignment hereunder and the rights and powers herein granted.

IN WITNESS WHEREOF, the authorized representative of the parties hereto have executed this Agreement as of the day and year first above written.

INTERNATIONAL LEASE FINANCE             FRONTIER AIRLINES
CORPORATION


By:                                     By:
   ------------------------------          ------------------------------

Its:                                    Its:
    -----------------------------           -----------------------------

Date:                                   Date:
     ----------------------------            ----------------------------

                    EXHIBIT J     RETURN ACCEPTANCE RECEIPT
                    ---------     -------------------------


Date                   , 19
- ---------------------------


     1. FRONTIER AIRLINES, as LESSEE, and INTERNATIONAL LEASE FINANCE CORPORATION, as LESSOR, have entered into an Aircraft Lease Agreement dated as of June 12, 1996 (the "Lease"). Words used herein with capital letters and not otherwise defined will have the meanings set forth in the Lease.

     2.    LESSOR has this __ day of ______, 19__ (Time: ____) at
_________________________ received from LESSEE possession of:

           (a) One (1) Boeing 737-3Q8, bearing Manufacturer's serial number 27633, together with two (2) CFM-56-3-C1 engines bearing manufacturer's serial numbers [LIST ENGINE SERIAL NUMBERS], all Parts attached thereto and thereon in an airworthy condition and

           (b) All Aircraft Documentation, including the usual and customary manuals, logbooks, flight records and historical information regarding the Aircraft, Engines and Parts, as listed in the Document Receipt attached hereto.

     3. The Airframe, Engines and Parts had the following hours/cycles at return:

           (a)   Airframe:

                 Total hours___________  Total landings_________
                 _____ hours/_____ cycles since last "C" check
                 _____ hours/_____ cycles since last "C7" check

           (b)   Engines:

                                    Total       Hrs/Cycles since
Position   Serial No.  Total Hrs    Cycles      last shop visit
- --------   ----------  ---------    ------      ----------------

                                               Time Remaining to next
                                               ----------------------
                                               Life Limited Part Removal
                                               -------------------------
                                               Hours         Cycles
                                               -----         ------


                MSN

                MSN



           (c)  APU:  MSN_____

                Total hours ______

                _____ hours/_____ cycles remaining until next HSI inspection

                _____ hours/_____ cycles remaining on turbine and compressor life limited parts

           (d)  Landing Gears:

                                           Hrs/Cycles    Hrs/Cycles to
                               Total       since last   next Sched. __
  Position    Serial No.    Hrs/Cycles      Overhaul       Removal
- ------------  -----------   ----------     -----------  --------------
Nose

Right Main

Left Main

           (e) Status of components or Parts with time/cycle and calendar limits (see attached sheet)

           (f) Fuel on board at return: _____ (circle one) pounds/kilos (_____ gallons)

     4. Other technical information regarding the Aircraft and its components are correctly set forth on the Technical Evaluation Report (in form of Exhibit L) attached hereto.



     5. The above specified aircraft, engines, and documentation are hereby accepted by LESSOR subject to (a) the provisions of the Lease and (b) correction by LESSEE (or procurement by LESSEE at LESSEE's cost) as soon as reasonably possible of the discrepancies specified in Attachment 2 hereto.

     6. Subject to the following paragraph, the leasing of the Aircraft by LESSOR to LESSEE pursuant to the Lease is hereby terminated without prejudice to LESSEE's continuing obligations under the Lease including, without limitation, paragraph 5(b) above and Articles 10.5, 16 and 17.

     7. LESSEE represents and warrants that during the term of the Lease all maintenance and repairs to the Airframe and Engines were performed in accordance with the requirements contained in the Lease. LESSEE further confirms that all of its obligations under the Lease whether accruing prior to the date hereof or which survive the termination of the Lease by their terms and accrue after the date hereof, will remain in full force and effect until all such obligations have been satisfactorily completed.

     8. This Return Acceptance Supplement is executed and delivered by the parties in [place].


IN WITNESS WHEREOF, the parties hereto have caused this Return Acceptance Receipt to be executed in their respective corporate names by their duly authorized representatives as of the day and year first above written.



INTERNATIONAL LEASE FINANCE             FRONTIER AIRLINES
CORPORATION

By:                                     By:
   -----------------------------           ---------------------------

Its:                                    Its:
    ----------------------------            --------------------------


ATTACHMENTS:    1.  Aircraft Documentation
                2.  List of Discrepancies
                3.  Technical Evaluation Report (in form of Exhibit L)

                                  ATTACHMENT 1
                                  ------------
                        TO RETURN ACCEPTANCE SUPPLEMENT
                        -------------------------------

                             AIRCRAFT DOCUMENTATION
                             ----------------------


     [The (a) manuals and (b) Aircraft records and historical documents set forth below are to be returned with the Aircraft in a current, up-to-date and correct status]

                                    MANUALS
                                    -------

             Name
             ----

1.   FAA Approved Airplane Flight Manual

2.   Manufacturer's Operations Manual - Volume No.____

3.   Quick Reference Handbook

4.   Maintenance Manuals

5.   Wiring Diagram Manuals

6.   Structural Repair Manual

7.   Illustrated Parts Catalog

8.   Vendor Illustrated Parts Catalog

9.   Overhaul Manuals

10.  Vendor Overhaul Manuals

11.  Drawings (Major Assembly and Installation)

12.  Weight and Balance Control and Loading Manual

13.  Weight and Balance Manual Supplement

14.  Actual Weight and Balance Compliance

                   AIRCRAFT RECORDS AND HISTORICAL DOCUMENTS
                   -----------------------------------------

1.  Aircraft log book (current and file copies)

2.  Aircraft Readiness Log (revised to time of return)

3. Maintenance Time Control Report (components, maintenance visit, special items next due Airframe hours and cycles)

4. Aircraft previous maintenance visit record including the last inspection performed.

5.  Airworthiness Directive Compliance Summary

6.  Rigging Document

7.  Serviceable Tags for all rotable components installed (Airframe & Engines)

8.  ADs requiring continuous surveillance

9.  Service bulletin terminated accomplishment status

10. Service bulletin requiring continuous surveillance summary and maintenance control action

11. Airframe and component history records

12. FAA Form 337 for Airframe, repair/overhaul certification of last major visit

13. FAA Form 337 for each Engine, repair/overhaul certification of last shop visit

14. Engine Readiness Log for each Engine (components installed)

15. Summary of Service Bulletin's accomplished for each Engine

16. Summary of AD's accomplished for each Engine

17. SB and AD status requiring continuous surveillance with maintenance, control action for each Engine

18. Engine time summary sheet including life limited items (for each Engine)

19. Engine log books for each Engine (current and file copies)

    Receipt of the foregoing documents, except as noted, is hereby acknowledged.

                                  ATTACHMENT 2
                                  ------------
                        TO RETURN ACCEPTANCE SUPPLEMENT
                        -------------------------------

                                 Discrepancies
                                 -------------

                          EXHIBIT K     MONTHLY REPORT
                          ---------     --------------


                             (SEE FOLLOWING SHEET)

                 MONTHLY AIRCRAFT UTILIZATION AND STATUS REPORT

To:   INTERNATIONAL LEASE FINANCE CORPORATION
      1999 Avenue of the Stars, 39th Floor
      Los Angeles, California  90067                         Fax: (310) 788-1990

From: FRONTIER AIRLINES                                              Page 1 of 2


      AIRCRAFT TYPE: _____________________  REGISTRATION: ___________
      ENGINE TYPE:   _____________________
      SERIAL NUMBER: _________________ MONTH OF _________________ 19__

================================================================================
AIRCRAFT TOTAL TIME SINCE NEW                                   HRS:
- --------------------------------------------------------------------------------
AIRCRAFT TOTAL CYCLES SINCE NEW                                 CYCLES:
- --------------------------------------------------------------------------------
AIRFRAME HOURS FLOWN DURING MONTH                               HRS:
- --------------------------------------------------------------------------------
AIRFRAME CYCLES/LANDING DURING MONTH                            CYCLES:
- --------------------------------------------------------------------------------
TIME REMAINING TO D OR HEAVY MAINTENANCE CHECK
================================================================================

                          ======================================================
                             HOURS FLOWN      X     US$ PER     =    OVERHAUL
                             DURING MONTH         FLIGHT HOUR        RESERVES
- --------------------------------------------------------------------------------
AIRFRAME                     HRS:             X                 =
================================================================================
ORIGINAL ENGINE              HRS:
SERIAL NUMBER:

- --------------------------------------------------------------------------------
ORIGINAL ENGINE              HRS:
SERIAL NUMBER:

- --------------------------------------------------------------------------------
ORIGINAL ENGINE              HRS:
SERIAL NUMBER:

- --------------------------------------------------------------------------------
ORIGINAL ENGINE              HRS:
SERIAL NUMBER:

- --------------------------------------------------------------------------------
TOTAL ENGINES                HRS:             X                 =
================================================================================
AMOUNT OF OVERHAUL RESERVES (US$)
PAID THIS MONTH FOR AIRFRAME AND
ENGINES
================================================================================

================================================================================
ENGINE SERIAL NUMBER _____________      ENGINE SERIAL NUMBER _____________
ORIGINAL POSITION ___________________   ORIGINAL POSITION ____________________

- --------------------------------------------------------------------------------
ACTUAL LOCATION:                        ACTUAL LOCATION:
- --------------------------------------------------------------------------------
CURRENT THRUST RATING:                  CURRENT THRUST RATING:
- --------------------------------------------------------------------------------
                               HOURS:                                     HOURS:
- --------------------------------------------------------------------------------
TOTAL TIME SINCE NEW                    TOTAL TIME SINCE NEW
- --------------------------------------------------------------------------------
TOTAL CYCLES SINCE NEW                  TOTAL CYCLES SINCE NEW
- --------------------------------------------------------------------------------
HOURS FLOWN DURING MONTH                HOURS FLOWN DURING MONTH
- --------------------------------------------------------------------------------
CYCLES DURING MONTH                     CYCLES DURING MONTH
================================================================================

================================================================================
ENGINE SERIAL NUMBER _____________      ENGINE SERIAL NUMBER _____________
ORIGINAL POSITION ___________________   ORIGINAL POSITION ____________________

- --------------------------------------------------------------------------------
ACTUAL LOCATION:                        ACTUAL LOCATION:
- --------------------------------------------------------------------------------
CURRENT THRUST RATING:                  CURRENT THRUST RATING:
- --------------------------------------------------------------------------------
                               HOURS:                                     HOURS:
- --------------------------------------------------------------------------------
TOTAL TIME SINCE NEW                    TOTAL TIME SINCE NEW
- --------------------------------------------------------------------------------
TOTAL CYCLES SINCE NEW                  TOTAL CYCLES SINCE NEW
- --------------------------------------------------------------------------------
HOURS FLOWN DURING MONTH                HOURS FLOWN DURING MONTH
- --------------------------------------------------------------------------------
CYCLES DURING MONTH                     CYCLES DURING MONTH
================================================================================

NOTE: IF ILFC OWNED ENGINE IS REMOVED OR INSTALLED ON ANOTHER AIRCRAFT IT MUST
      BE REPORTED MONTHLY ON THIS FORM.

                   EXHIBIT L     TECHNICAL EVALUATION REPORT
                   ---------     ---------------------------


                             (SEE FOLLOWING SHEETS)

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATON REPORT
================================================================================


                               TABLE OF CONTENTS
                               -----------------

AIRCRAFT SUMMARY.........................................................     1

MAINTENANCE & INSPECTION.................................................     2

LANDING GEAR.............................................................     5

ENGINES..................................................................     7

AUXILIARY POWER UNIT (APU)...............................................    12

PASSENGER CABIN CONFIGURATION (Seating)..................................    13

GALLEY PROVISIONS........................................................    14

LAVATORIES, AUDIO/ENTERTAINMENT, INTERIOR................................    15

HYDRAULIC, FUEL, WEIGHT & BALANCE........................................    16

AVIONICS SYSTEMS.........................................................    17

AIRCRAFT MANUALS, RECORDS AND DOCUMENTS..................................    21

INSPECTOR RECORD.........................................................    25

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                                AIRCRAFT SUMMARY
                                ----------------

             AIRCRAFT MAKE _______________    MODEL _______________

                 FUS No. _______________    S/N _______________

MFG DATE _______________   PROD No. _______________   LN No._______________

DETAIL SPECIFICATION No. __________________________   REV. ________________

A/C TYPE CERT No. ____________________   ENG TYPE CERT No. ________________

CURRENT REGISTRATION  ________________   COUNTRY __________________________

PREVIOUS REGISTRATION ________________   COUNTRY __________________________

ANNUAL UTILIZATION _____________________  HOUR/CYCLE RATIO ________________

TOTAL AIRCRAFT TIME:   TAT (Hrs) _________________   AS OF
                                                      (Date) _______________
TOTAL AIRCRAFT CYCLES: TAC (Cyc) _________________

TIME SINCE LAST "C" CHECK  (Hrs) _________________   (Cyc) ________________

TIME SINCE LAST "D" CHECK  (Hrs) _________________   (Cyc) ________________


ENGINE MAKE __________________  MODEL ___________  THRUST RATING __________

ENGINE:      1 S/N_________  2 S/N_________  3 S/N_________  4 S/N_________

TSN: (Hrs)   ______________  ______________  ______________  ______________

CSN: (Cyc)   ______________  ______________  ______________  ______________

TIME TO                (Hrs)           (Hrs)           (Hrs)           (Hrs)
1st LIMIT:   __________(Cyc)  _________(Cyc)  _________(Cyc)  _________(Cyc)

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                          MAINTENANCE PROGRAM GENERAL
                          ---------------------------


AIRCRAFT MAINTENANCE PROGRAM OWNED BY: [ ] OPERATOR  [ ] ______________________

PROGRAM APPROVED BY AUTHORITY OF: [ ] FAA APPROVED   [ ] ______________________

MAINTENANCE PROGRAM/SCHEDULE (Document Title) _________________________________

REPAIR STATION PROVIDING SERVICE ______________________________________________

REPAIR STATION NUMBER ________________________   FAA APPROVED:  [ ] YES  [ ] NO

PRIMARY LINE MAINTENANCE PROVIDED BY:      [ ] OPERATOR    [ ] CONTRACT SERVICE

RELIABILITY CONTROLLED MAINTENANCE PROGRAM:                     [ ] YES  [ ] NO

OPERATOR APPROVED FOR COMPONENT ESCALATION:                     [ ] YES  [ ] NO

WHAT PERCENT WITHOUT AIRWORTHINESS AGENCY APPROVAL ____________________________

OPERATOR APPROVED FOR SCHEDULED CHECK ESCALATION:               [ ] YES  [ ] NO

WHAT PERCENT WITHOUT AIRWORTHINESS AGENCY APPROVAL ____________________________

METHOD OF RECORDING A/C HOURS & CYCLES:          [ ] COMPUTER RUN  [ ] LOG BOOK

FAA APPROVED "CORROSION PREVENTION & CONTROL PROGRAM":          [ ] YES  [ ] NO

CORROSION & STRUCTURAL MAINTENANCE PROGRAM:         [ ] 100%       [ ] SAMPLING

ALGAE CHEMICAL INHIBITOR USED IN FUEL SYSTEM:                   [ ] YES  [ ] NO

TYPE OF INHIBITOR USED ________________________________     FREQ ______________

AIRCRAFT SUPPLEMENTAL STRUCTURAL INSPECTION "SSI" CANDIDATE:    [ ] YES  [ ] NO

MAINTENANCE CHECKS SCHEDULED AND RECORDED:          [ ] CARD FILE  [ ] COMPUTER

CONTROLLED COMPONENTS SCHEDULED AND RECORDED:       [ ] CARD FILE  [ ] COMPUTER

COMPONENT TAGS AVAILABLE FOR CONTROLLED COMPONENTS:             [ ] YES  [ ] NO

DOES OPERATOR HAVE AN APPROVED "MEL" DEFERRAL SYSTEM:           [ ] YES  [ ] NO

"MEL" DEFERRALS RECORDED (Document Name) ______________________________________

DOES OPERATOR HAVE A SYSTEM TO DEFER NON "MEL" ITEMS:           [ ] YES  [ ] NO

NON "MEL" DEFERRALS RECORDED (Document Name) __________________________________

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                  MAINTENANCE & INSPECTION PROGRAM DESCRIPTION
                  --------------------------------------------


                OPERATOR'S                FREQUENCY                 NUMBER
CHECK          NOMENCLATURE   CALENDAR       HRS         CYC       OF PHASES
- -----          ------------   --------    ---------   ---------    ----------

 "A"          ______________  __________  __________  __________  ___________

 "B"          ______________  __________  __________  __________  ___________

 "C"          ______________  __________  __________  __________  ___________

 "D"          ______________  __________  __________  __________  ___________

"CPCP"        ______________  __________  __________  __________  ___________

"Structural"  ______________  __________  __________  __________  ___________

Describe any difference to the above program, list variations and special inspections. Explain how phases are grouped and if a higher Check zero's the lower Checks i.e., does the "C" Check zero the "A" & "B" Checks.

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________



              PROVIDE COPIES OF THE FOLLOWING DOCUMENTS AS CHECKED
              ----------------------------------------------------

         1.   AIRWORTHINESS DIRECTIVE STATUS LIST ---------------- [ ]
         2.   SERVICE BULLETIN INCORPORATION LIST ---------------- [ ]
         3.   CONTROLLED COMPONENT STATUS LIST ------------------- [ ]
         4.   CURRENT INSPECTIONS STATUS REPORT ------------------ [ ]
         5.   LIST OF CURRENT MAJOR ALTERATIONS ------------------ [ ]
         6.   CURRENT STATUS OF LIFE LIMITED PARTS --------------- [ ]
         7.   A/C "LOPA" INTERIOR CONFIGURATION DRAWING----------- [ ]
         8.   MAINTENANCE INSPECTION PROGRAM SPECIFICATION-------- [ ]
         9.   LAST WEIGHT AND BALANCE REPORT --------------------- [ ]
         10.   ______________________________________ ------------ [ ]

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                    MAINTENANCE & INSPECTION PROGRAM STATUS
                    ---------------------------------------

            PHASE            DATE              A/C TAT          A/C TAC
          --------   --------------------   --------------   --------------

NEXT  "A" ________   ______/______/______   ______________   ______________

LAST  "A" ________   ______/______/______   ______________   ______________

TIME REMAINING      (Days)_______________   (Hrs)_________   (Cyc)_________

NEXT  "B" ________   ______/______/______   ______________   ______________

LAST  "B" ________   ______/______/______   ______________   ______________

TIME REMAINING      (Days)_______________   (Hrs)_________   (Cyc)_________

NEXT  "C" ________   ______/______/______   ______________   ______________

LAST  "C" ________   ______/______/______   ______________   ______________

TIME REMAINING      (Days)_______________   (Hrs)_________   (Cyc)_________

NEXT  "D" ________   ______/______/______   ______________   ______________

LAST  "D" ________   ______/______/______   ______________   ______________

TIME REMAINING      (Days)_______________   (Hrs)_________   (Cyc)_________

NEXT CPCP/STRUCTURAL
          ________   ______/______/______   ______________   ______________

LAST CPCP/STRUCTURAL
          ________   ______/______/______   ______________   ______________

TIME REMAINING      (Days)_______________   (Hrs)_________   (Cyc)_________

ANTICIPATED DATE OF NEXT SCHEDULED "C" CHECK     ______/______/______

DATE OF LAST ATC TRANSPONDER TEST:  # 1 ______________    #2  _____________

DATE OF LAST PITOT STATIC TEST:     CAPT ______________   F/O _____________

DATE OF LAST ALTIMETER INST. TEST:  # 1 ______________    # 2 _____________

DATE OF LAST COMPASS SWING: _______________________________________________

DATE OF LAST FLIGHT RECORDER CHECK: _______________________________________

DATE OF LAST A/C WEIGHING: ________________________________________________

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                                  LANDING GEAR
                                  ------------

MLG TIRES: (Size)___________  (MPH Rating) ________  (MFG) ________________

NLG TIRES: (Size)___________  (MPH Rating) ________  (MFG) ________________



LEFT MAIN :          P/N_____________________  S/N____________________
- ---------

AGENCY PERFORMING SERVICE ____________________________  CERT # ____________

LAST OVERHAUL: (Date) ___/___/___  (Hrs)______________  (Cyc)______________

ALLOWABLE LIMIT TO NEXT OVERHAUL   (Hrs)______________  (Cyc)______________

PRESENT LANDING GEAR TOTAL TIME    (Hrs)______________  (Cyc)______________

TIME REMAINING TO NEXT OVERHAUL    (Hrs)______________  (Cyc)______________



RIGHT MAIN :         P/N_____________________  S/N____________________
- ----------

AGENCY PERFORMING SERVICE ____________________________  CERT # ____________

LAST OVERHAUL: (Date) ___/___/___  (Hrs)______________  (Cyc)______________

ALLOWABLE LIMIT TO NEXT OVERHAUL   (Hrs)______________  (Cyc)______________

PRESENT LANDING GEAR TOTAL TIME    (Hrs)______________  (Cyc)______________

TIME REMAINING TO NEXT OVERHAUL    (Hrs)______________  (Cyc)______________



NOSE :           P/N_____________________  S/N____________________
- ----

AGENCY PERFORMING SERVICE ____________________________  CERT # ____________

LAST OVERHAUL: (Date) ___/___/___  (Hrs)______________  (Cyc)______________

ALLOWABLE LIMIT TO NEXT OVERHAUL   (Hrs)______________  (Cyc)______________

PRESENT LANDING GEAR TOTAL TIME    (Hrs)______________  (Cyc)______________

TIME REMAINING TO NEXT OVERHAUL    (Hrs)______________  (Cyc)______________

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                           LANDING GEAR  (Continued)
                           ------------   ---------


CENTER :         P/N_____________________  S/N____________________
- ------

AGENCY PERFORMING SERVICE ____________________________  CERT # ____________

LAST OVERHAUL: (Date) ___/___/___  (Hrs)______________  (Cyc)______________

ALLOWABLE LIMIT TO NEXT OVERHAUL   (Hrs)______________  (Cyc)______________

PRESENT LANDING GEAR TOTAL TIME    (Hrs)______________  (Cyc)______________

TIME REMAINING TO NEXT OVERHAUL    (Hrs)______________  (Cyc)______________



LEFT BODY :          P/N_____________________  S/N____________________
- ---------

AGENCY PERFORMING SERVICE ____________________________  CERT # ____________

LAST OVERHAUL: (Date) ___/___/___  (Hrs)______________  (Cyc)______________

ALLOWABLE LIMIT TO NEXT OVERHAUL   (Hrs)______________  (Cyc)______________

PRESENT LANDING GEAR TOTAL TIME    (Hrs)______________  (Cyc)______________

TIME REMAINING TO NEXT OVERHAUL    (Hrs)______________  (Cyc)______________



RIGHT BODY :         P/N_____________________  S/N____________________
- ----------

AGENCY PERFORMING SERVICE ____________________________  CERT # ____________

LAST OVERHAUL: (Date) ___/___/___  (Hrs)______________  (Cyc)______________

ALLOWABLE LIMIT TO NEXT OVERHAUL   (Hrs)______________  (Cyc)______________

PRESENT LANDING GEAR TOTAL TIME    (Hrs)______________  (Cyc)______________

TIME REMAINING TO NEXT OVERHAUL    (Hrs)______________  (Cyc)______________

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                                    ENGINES
                                    -------

                           ENGINE MAINTENANCE PROGRAM
                           --------------------------


ENGINE MAINTENANCE PROGRAM OWNED BY _______________________________________

PROGRAM APPROVED BY AUTHORITY OF    _______________________________________


OPERATORS MAINTENANCE PROGRAM SPECIFICATION (Copy) ________________________

DOCUMENT NAME, NUMBER & REV. ______________________________________________


REPAIR STATION PROVIDING SHOP SERVICE _____________________________________

REPAIR STATION NUMBER ___________________   FAA APPROVED:    [ ] YES  [ ] NO


ENGINE MAINTENANCE PROGRAM PRIMARY MAINTENANCE PROCESS: [ ] HT [ ] OC [ ] CM

HSI (Hrs/Cyc) _________/__________   OVERHAUL (Hrs/Cyc) _________/__________

BORESCOPE INSPECTION SCHEDULE    FREQ:  (Hrs/Cyc) __________________________

HOT SECTION INSPECTION SCHEDULE  FREQ:  (Hrs/Cyc) __________________________


ENGINE CONDITION MONITORING TREND ANALYSIS PROGRAM:          [ ] YES   [ ] NO

SERVICE PROVIDED BY _______________________________________________________


OIL SPECTRAL ANALYSIS PART OF PROGRAM:  [ ] YES   [ ] NO    (Freq)_________

SERVICE PROVIDED BY _______________________________________________________

ENGINE OIL TYPE _____________  CSD/IDG _____________  STARTER _____________

     Engine(s) operated at INCREASED or DECREASED Thrust Rating Program limitations & required Mods. to operate at designated thrust rating

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                             ENGINE SPECIFICATIONS
                             ---------------------

                                ENGINE NUMBER 1
                                ---------------

ENGINE MAKE ________________  MODEL ________________  S/N _________________

DATE OF MFG: ___________  TOTAL TIME: (Hrs)_____________ (Cyc)_____________

LAST HOT SECTION  (Date)_____________ (Hrs)_____________ (Cyc)_____________

LAST OVERHAUL VISIT (Date)___________ (Hrs)_____________ (Cyc)_____________

LAST SHOP VISIT   (Date)_____________ (Hrs)_____________ (Cyc)_____________

WORK SCOPE ________________________________________________________________

AGENCY PERFORMING SERVICE _________________________________________________

AGENCY FAA APPROVED:      [ ] Yes  [ ] No    CERT. # ______________________

1/st/ LIMITED   DISK/MODULE: ______________________________________________
- -------------

  ALLOWABLE LIFE/INSP LIMIT:  (Hrs)________________   (Cyc)________________

  TOTAL COMPONENT TIME:       (Hrs)________________   (Cyc)________________

  TIME REMAINING:             (Hrs)________________   (Cyc)________________

2/nd/ LIMITED   DISK/MODULE: ______________________________________________
- -------------

  ALLOWABLE LIFE/INSP LIMIT:  (Hrs)________________   (Cyc)________________

  TOTAL COMPONENT TIME:       (Hrs)________________   (Cyc)________________

  TIME REMAINING:             (Hrs)________________   (Cyc)________________

3/rd/ LIMITED   DISK/MODULE: ______________________________________________
- -------------

  ALLOWABLE LIFE/INSP LIMIT:  (Hrs)________________   (Cyc)________________

  TOTAL COMPONENT TIME:       (Hrs)________________   (Cyc)________________

  TIME REMAINING:             (Hrs)________________   (Cyc)________________

4/th/ LIMITED   DISK/MODULE: ______________________________________________
- -------------

  ALLOWABLE LIFE/INSP LIMIT:  (Hrs)________________   (Cyc)________________

  TOTAL COMPONENT TIME:       (Hrs)________________   (Cyc)________________

  TIME REMAINING:             (Hrs)________________   (Cyc)________________

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                             ENGINE SPECIFICATIONS
                             ---------------------

                                ENGINE NUMBER 2
                                ---------------

ENGINE MAKE ________________  MODEL ________________  S/N _________________

DATE OF MFG: ___________  TOTAL TIME: (Hrs)_____________ (Cyc)_____________

LAST HOT SECTION  (Date)_____________ (Hrs)_____________ (Cyc)_____________

LAST OVERHAUL VISIT (Date)___________ (Hrs)_____________ (Cyc)_____________

LAST SHOP VISIT   (Date)_____________ (Hrs)_____________ (Cyc)_____________

WORK SCOPE ________________________________________________________________

AGENCY PERFORMING SERVICE _________________________________________________

AGENCY FAA APPROVED:      [ ] Yes  [ ] No    CERT. # ______________________

1/st/ LIMITED   DISK/MODULE: ______________________________________________
- -------------

  ALLOWABLE LIFE/INSP LIMIT:  (Hrs)________________   (Cyc)________________

  TOTAL COMPONENT TIME:       (Hrs)________________   (Cyc)________________

  TIME REMAINING:             (Hrs)________________   (Cyc)________________

2/nd/ LIMITED   DISK/MODULE: ______________________________________________
- -------------

  ALLOWABLE LIFE/INSP LIMIT:  (Hrs)________________   (Cyc)________________

  TOTAL COMPONENT TIME:       (Hrs)________________   (Cyc)________________

  TIME REMAINING:             (Hrs)________________   (Cyc)________________

3/rd/ LIMITED   DISK/MODULE: ______________________________________________
- -------------

  ALLOWABLE LIFE/INSP LIMIT:  (Hrs)________________   (Cyc)________________

  TOTAL COMPONENT TIME:       (Hrs)________________   (Cyc)________________

  TIME REMAINING:             (Hrs)________________   (Cyc)________________

4/th/ LIMITED   DISK/MODULE: ______________________________________________
- -------------

  ALLOWABLE LIFE/INSP LIMIT:  (Hrs)________________   (Cyc)________________

  TOTAL COMPONENT TIME:       (Hrs)________________   (Cyc)________________

  TIME REMAINING:             (Hrs)________________   (Cyc)________________

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                             ENGINE SPECIFICATIONS
                             ---------------------

                                ENGINE NUMBER 3
                                ---------------

ENGINE MAKE ________________  MODEL ________________  S/N _________________

DATE OF MFG: ___________  TOTAL TIME: (Hrs)_____________ (Cyc)_____________

LAST HOT SECTION  (Date)_____________ (Hrs)_____________ (Cyc)_____________

LAST OVERHAUL VISIT (Date)___________ (Hrs)_____________ (Cyc)_____________

LAST SHOP VISIT   (Date)_____________ (Hrs)_____________ (Cyc)_____________

WORK SCOPE ________________________________________________________________

AGENCY PERFORMING SERVICE _________________________________________________

AGENCY FAA APPROVED:      [ ] Yes  [ ] No    CERT. # ______________________

1/st/ LIMITED   DISK/MODULE: ______________________________________________
- -------------

  ALLOWABLE LIFE/INSP LIMIT:  (Hrs)________________   (Cyc)________________

  TOTAL COMPONENT TIME:       (Hrs)________________   (Cyc)________________

  TIME REMAINING:             (Hrs)________________   (Cyc)________________

2/nd/ LIMITED   DISK/MODULE: ______________________________________________
- -------------

  ALLOWABLE LIFE/INSP LIMIT:  (Hrs)________________   (Cyc)________________

  TOTAL COMPONENT TIME:       (Hrs)________________   (Cyc)________________

  TIME REMAINING:             (Hrs)________________   (Cyc)________________

3/rd/ LIMITED   DISK/MODULE: ______________________________________________
- -------------

  ALLOWABLE LIFE/INSP LIMIT:  (Hrs)________________   (Cyc)________________

  TOTAL COMPONENT TIME:       (Hrs)________________   (Cyc)________________

  TIME REMAINING:             (Hrs)________________   (Cyc)________________

4/th/ LIMITED   DISK/MODULE: ______________________________________________
- -------------

  ALLOWABLE LIFE/INSP LIMIT:  (Hrs)________________   (Cyc)________________

  TOTAL COMPONENT TIME:       (Hrs)________________   (Cyc)________________

  TIME REMAINING:             (Hrs)________________   (Cyc)________________

      CONFIDENTIAL INFORMATION                    REVISION 3
        NOT FOR DISTRIBUTION                      18 January 1995   Page 10

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                             ENGINE SPECIFICATIONS
                             ---------------------

                                ENGINE NUMBER 4
                                ---------------

ENGINE MAKE ________________  MODEL ________________  S/N _________________

DATE OF MFG: ___________  TOTAL TIME: (Hrs)_____________ (Cyc)_____________

LAST HOT SECTION  (Date)_____________ (Hrs)_____________ (Cyc)_____________

LAST OVERHAUL VISIT (Date)___________ (Hrs)_____________ (Cyc)_____________

LAST SHOP VISIT   (Date)_____________ (Hrs)_____________ (Cyc)_____________

WORK SCOPE ________________________________________________________________

AGENCY PERFORMING SERVICE _________________________________________________

AGENCY FAA APPROVED:      [ ] Yes  [ ] No    CERT. # ______________________

1/st/ LIMITED   DISK/MODULE: ______________________________________________
- -------------

  ALLOWABLE LIFE/INSP LIMIT:  (Hrs)________________   (Cyc)________________

  TOTAL COMPONENT TIME:       (Hrs)________________   (Cyc)________________

  TIME REMAINING:             (Hrs)________________   (Cyc)________________

2/nd/ LIMITED   DISK/MODULE: ______________________________________________
- -------------

  ALLOWABLE LIFE/INSP LIMIT:  (Hrs)________________   (Cyc)________________

  TOTAL COMPONENT TIME:       (Hrs)________________   (Cyc)________________

  TIME REMAINING:             (Hrs)________________   (Cyc)________________

3/rd/ LIMITED   DISK/MODULE: ______________________________________________
- -------------

  ALLOWABLE LIFE/INSP LIMIT:  (Hrs)________________   (Cyc)________________

  TOTAL COMPONENT TIME:       (Hrs)________________   (Cyc)________________

  TIME REMAINING:             (Hrs)________________   (Cyc)________________

4/th/ LIMITED   DISK/MODULE: ______________________________________________
- -------------

  ALLOWABLE LIFE/INSP LIMIT:  (Hrs)________________   (Cyc)________________

  TOTAL COMPONENT TIME:       (Hrs)________________   (Cyc)________________

  TIME REMAINING:             (Hrs)________________   (Cyc)________________

      CONFIDENTIAL INFORMATION                    REVISION 3
        NOT FOR DISTRIBUTION                      18 January 1995   Page 11

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                              AUXILIARY POWER UNIT
                              --------------------


APU MAKE ________________   MODEL _________________   S/N _________________

DATE OF MFG ____________  TOTAL TIME  (Hrs)_____________ (Cyc)N1    /N2
                                                              -------------


APU MAINTENANCE PROGRAM IS: [ ]  O/C           [ ]  C/M            [ ]  H/T

APU TIMES ARE RECORDED BY:  [ ] APU CLOCK  or  [ ] A/C TIME  RATIO____:____

TIME BETWEEN OVERHAUL                 (Hrs)_____________ (Cyc)_____________

TIME BETWEEN HOT SECTION INSPECTIONS  (Hrs)_____________ (Cyc)_____________

LAST HOT SECTION (Date)_____________  (Hrs)_____________ (Cyc)_____________

LAST OVERHAUL    (Date)_____________  (Hrs)_____________ (Cyc)_____________

LAST SHOP VISIT  (Date)_____________  (Hrs)_____________ (Cyc)_____________

WORK SCOPE ________________________________________________________________

AGENCY PERFORMING SERVICE ______________________________ CERT # ___________

AGENCY FAA APPROVED:     [ ] Yes  [ ] No       APU OIL TYPE _______________

1/st/ LIMITED    DISK/MODULE: _____________________________________________
- -------------

  ALLOWABLE LIFE/INSP LIMIT:  (Hrs)________________   (Cyc)________________

  TOTAL COMPONENT TIME:       (Hrs)________________   (Cyc)________________

  TIME REMAINING:             (Hrs)________________   (Cyc)________________

2/nd/ LIMITED   DISK/MODULE: ______________________________________________
- -------------

  ALLOWABLE LIFE/INSP LIMIT:  (Hrs)________________   (Cyc)________________

  TOTAL COMPONENT TIME:       (Hrs)________________   (Cyc)________________

  TIME REMAINING:             (Hrs)________________   (Cyc)________________

3/rd/ LIMITED   DISK/MODULE: ______________________________________________
- -------------

  ALLOWABLE LIFE/INSP LIMIT:  (Hrs)________________   (Cyc)________________

  TOTAL COMPONENT TIME:       (Hrs)________________   (Cyc)________________

  TIME REMAINING:             (Hrs)________________   (Cyc)________________

      CONFIDENTIAL INFORMATION                    REVISION 3
        NOT FOR DISTRIBUTION                      18 January 1995   Page 12

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                         PASSENGER CABIN CONFIGURATION
                         -----------------------------

                             SEATING CONFIGURATION
                             ---------------------

MAX CERTIFIED OCCUPANCY ________   PRESENT CONFIGURATION OCCUPANCY ________

NO. OF HANDICAP SEATS INSTALLED ________

FIRST CLASS
- -----------

PAX _____  SEAT MFG _____________    MODEL ____________  P/N ________________

SEATS FIREBLOCKED  [ ] YES  [ ] NO   COLOR __________________________________


BUSINESS CLASS
- --------------

PAX _____  SEAT MFG _____________    MODEL ____________  P/N ________________

SEATS FIREBLOCKED  [ ] YES  [ ] NO   COLOR __________________________________


COACH CLASS
- -----------

PAX _____  SEAT MFG _____________    MODEL ____________  P/N ________________

SEATS FIREBLOCKED  [ ] YES  [ ] NO   COLOR __________________________________


UPPER DECK      CLASS:     [ ] FIRST     [ ] BUSINESS    [ ] ECONOMY
- ----------

PAX _____  SEAT MFG _____________    MODEL ____________  P/N ________________

SEATS FIREBLOCKED  [ ] YES  [ ] NO   COLOR __________________________________

SEAT BAGGAGE RESTRAINTS INSTALLED:     [ ] YES               [ ] NO

PROVISIONS FOR LIFE VESTS UNDER SEAT:  [ ] YES               [ ] NO

ENTERTAINMENT CONTROLS INSTALLED:      [ ] YES               [ ] NO

SEATS/SEAT BELTS, TSO CONFORMITY:      [ ] YES               [ ] NO

SEAT BELTS PART NUMBER  _________________________  COLOR  _________________

CONFIGURATION DRAWING No.  ______________________  SOURCE  ________________

ENGINEERING ORDER / INSTALLATION DOCUMENT  ________________________________

INSTALLATION FAA APPROVED: [ ] YES  [ ]  NO METHOD OF APPROVAL: ___________

      CONFIDENTIAL INFORMATION                    REVISION 3
        NOT FOR DISTRIBUTION                      18 January 1995   Page 13

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                               GALLEY PROVISIONS
                               -----------------


     GALLEY                        MODEL          PART            EQUIPPED
    LOCATION   MANUFACTURER       NUMBER         NUMBER          WATER POWER
    --------   ------------   -------------- --------------  -------------------

1.  ________   ____________   ______________ ______________      [ ]     [ ]

2.  ________   ____________   ______________ ______________      [ ]     [ ]

3.  ________   ____________   ______________ ______________      [ ]     [ ]

4.  ________   ____________   ______________ ______________      [ ]     [ ]

5.  ________   ____________   ______________ ______________      [ ]     [ ]

6.  ________   ____________   ______________ ______________      [ ]     [ ]

7.  ________   ____________   ______________ ______________      [ ]     [ ]

8.  ________   ____________   ______________ ______________      [ ]     [ ]

9.  ________   ____________   ______________ ______________      [ ]     [ ]

10. ________   ____________   ______________ ______________      [ ]     [ ]

NOTE: Galley Locations per Spec or LOPA drawing i.e., G1, G2 etc. Galley Location numbers above correspond to the numbers below.


              BUN    REFER            COFFEE   WATER    HOT  HOT   BEV
    OVENS   WARMERS  UNITS  CHILLERS  MAKERS  BOILERS  JUGS  CUPS  JUGS
    -----   -------  -----  --------  ------  -------  ----  ----  ----

1.  _____   _______  _____  ________  ______  _______  ____  ____  ____

2.  _____   _______  _____  ________  ______  _______  ____  ____  ____

3.  _____   _______  _____  ________  ______  _______  ____  ____  ____

4.  _____   _______  _____  ________  ______  _______  ____  ____  ____

5.  _____   _______  _____  ________  ______  _______  ____  ____  ____

6.  _____   _______  _____  ________  ______  _______  ____  ____  ____

7.  _____   _______  _____  ________  ______  _______  ____  ____  ____

8.  _____   _______  _____  ________  ______  _______  ____  ____  ____

9.  _____   _______  _____  ________  ______  _______  ____  ____  ____

10. _____   _______  _____  ________  ______  _______  ____  ____  ____

      CONFIDENTIAL INFORMATION                    REVISION 3
        NOT FOR DISTRIBUTION                      18 January 1995        Page 14

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                                  LAVATORIES
                                  ----------

NUMBER OF LAVATORIES ___________      TYPE:    [ ] FLUSH    or    [ ] VACUUM

LOCATIONS: ________________________  HANDICAP PROVISIONS: __________________

COLOR SCHEME: ______________________________________________________________


                     IN-FLIGHT AUDIO & ENTERTAINMENT SYSTEM
                     --------------------------------------

BOARDING MUSIC:                   [ ] YES          [ ] NO

AUTO EVAC & WARNING:              [ ] YES          [ ] NO

PRE-RECORDED ANNOUNCEMENT:        [ ] YES          [ ] NO

PASSENGER ENTERTAINMENT (Audio):  [ ] YES          [ ] NO

PASSENGER ENTERTAINMENT (Video):  [ ] YES          [ ] NO

   [ ] PROJECTOR                  [ ] PSU MONITOR  [ ] ISLE MONITOR  [ ] IN-SEAT

PASSENGER EN-ROUTE INFORMATION
 DISPLAY:                         [ ] YES          [ ] NO


                       INTERIOR COLORS, SIGNS & PLACARDS
                       ---------------------------------

INTERIOR COLOR SCHEME   CARPETS _________________  CURTAINS _______________

GALLEY FLOOR MATS _______________  GALLEY DECORATIVE FACING _______________

CEILING PANELS ___________________  OVERHEAD BAGGAGE BINS _________________

BULKHEADS, WINDSCREENS & CLASS DIVIDERS ___________________________________

LOWER SIDEWALL PANELS __________________  SIDE WALL PANELS ________________

LAVATORY WALL PANELS ________________  LAVATORY FLOOR MATS ________________


PLACARDS & LIGHTED SIGNS  ENGLISH [ ] YES [ ] NO  BI-LINGUAL [ ] YES [ ] NO

FIRST LANGUAGE _____________________   SECOND LANGUAGE ____________________

FLOOR TRACK LIGHTING INSTALLED  [ ] YES  [ ] NO    MFG ____________________

FLOOR TRACK LIGHTING INSTALLED  [ ] AT PRODUCTION         [ ] POST DELIVERY

      CONFIDENTIAL INFORMATION                    REVISION 3
        NOT FOR DISTRIBUTION                      18 January 1995   Page 15

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                                HYDRAULIC SYSTEM
                                ----------------

TYPE OF HYDRAULIC FLUID USED _____________________  (MFG) _________________


                                  FUEL SYSTEM
                                  -----------

FUEL CAPACITY (US GAL) ____________________   (LBS/KILOS) _________________

NUMBER OF TANKS ____________  AUXILIARY TANKS INSTALLED:  [ ] YES    [ ] NO

AUXILIARY TANK CAPACITY (U.S. GAL) _____________  (LBS/KILOS) _____________

FUEL DUMP SYSTEM INSTALLED:           [ ] YES          [ ] NO

FUEL INSTRUMENTATION / CALIBRATION:   [ ] U.S. POUNDS         [ ] KILOGRAMS


                                WEIGHT & BALANCE
                                ----------------

HAS AIRCRAFT BEEN MODIFIED FOR INCREASED GROSS WEIGHT:     [ ] YES   [ ] NO

         FROM ____________________ MTGW    TO ____________________ MTGW

GROSS WEIGHT MODIFICATION AUTHORIZED BY WHAT DOCUMENT: ____________________

PERMANENT BALLAST INSTALLED TO CORRECT C.G. IMBALANCE:     [ ] YES   [ ] NO

IF YES, LOCATION OF BALLAST ________________  WEIGHT IN U.S. LBS. _________

WEIGHT & BALANCE CONTROL COMPUTER SYSTEM INSTALLED:        [ ] YES   [ ] NO

WEIGHT & BALANCE MANUAL DOCUMENT NO. ______________________  REV __________


For the below weights specify the source: [ ] AFM  [ ] DESIGN SPECIFICATION
- -----------------------------------------

                                                     POUNDS      KILOS
                                                   ----------  ---------
MAXIMUM TAKEOFF GROSS WEIGHT    (MTOGW)         _____________/_____________

MAXIMUM TAXI WEIGHT               (MTW)         _____________/_____________

MAXIMUM LANDING WEIGHT            (MLW)         _____________/_____________

MANUFACTURERS EMPTY WEIGHT        (MEW)         _____________/_____________

MAXIMUM ZERO FUEL WEIGHT         (MZFW)         _____________/_____________

OPERATIONAL EMPTY WEIGHT          (OEW)  -      _____________/_____________

MAXIMUM PAYLOAD                          =      _____________/_____________

      CONFIDENTIAL INFORMATION                    REVISION 3
        NOT FOR DISTRIBUTION                      18 January 1995       Page 16

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                                AVIONICS SYSTEMS
                                ----------------

                                22  AUTO FLIGHT
                                    -----------
                                                            MODEL  or
QTY        COMPONENT              MANUFACTURER            PART NUMBER
- ---  ------------------------   -------------------   --------------------

____ FLIGHT CONTROL COMPUTER:   ___________________   _____________________

____ AUTOTHROTTLE COMPUTER:     ___________________   _____________________

____ STAB AUG COMPUTER:         ___________________   _____________________

____ STALL MANAGEMENT COMPUTER: ___________________   _____________________

____ AUTOFLIGHT ACCESSORY UNIT: ___________________   _____________________

     FLIGHT INSTRUMENT
____ ACCESSORY UNIT:            ___________________   _____________________

____ AUTO PILOT SYSTEM:         ___________________   _____________________

____ FLIGHT DIRECTOR:           ___________________   _____________________

____ PITCH COMPUTER:            ___________________   _____________________

____ ROLL COMPUTER:             ___________________   _____________________


                               23  COMMUNICATIONS
                                   --------------

____ PA AMPLIFIER:              ___________________   _____________________

____ HF TRANSCEIVER:            ___________________   _____________________

____ VHF TRANSCEIVER:           ___________________   _____________________

____ COCKPIT VOICE RECORDER:    ___________________   _____________________

     TAPE REPRODUCER
____ (Pre-Recorded PAX Address):___________________   _____________________

     TAPE REPRODUCER
____ (Audio) ENTERTAINMENT:     ___________________   _____________________

     TAPE REPRODUCER
____ (Video) ENTERTAINMENT:     ___________________   _____________________

____ SELCAL DECODER:            ___________________   _____________________

____ ACARS MANAGEMENT UNIT:     ___________________   _____________________

      CONFIDENTIAL INFORMATION                    REVISION 3
        NOT FOR DISTRIBUTION                      18 January 1995   Page 17

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                          AVIONICS SYSTEMS (Continued)
                          ----------------  ---------

                          31  INDICATING AND RECORDING
                              ------------------------
                                                                  MODEL or
QTY         COMPONENT                     MANUFACTURER           PART NUMBER
- ---  -------------------------        --------------------   -------------------

     FLIGHT DATA
____ RECORDER (DFDR):                 ____________________   ___________________

     DIGITAL FLIGHT DATA
____ ACQUISITION UNIT (DFDAU):        ____________________   ___________________

____ ACCELEROMETER:                   ____________________   ___________________

     WEIGHT AND BALANCE
____ COMPUTER:                        ____________________   ___________________

ELECTRONIC FLIGHT INSTRUMENT SYSTEM

     EFIS DISPLAY PANEL ADI
____ (Attitude) / FLIGHT DISPLAY:     ____________________   ___________________

     EFIS DISPLAY PANEL HSI
____ (Directional) / NAV DISPLAY:     ____________________   ___________________

____ EFIS SYMBOL GENERATORS:          ____________________   ___________________

ENGINE INDICATING AND CREW ALERTING SYSTEM (EICAS)

EICAS DISPLAY PANEL/UNIT
____ (Primary):                       ____________________   ___________________

     EICAS DISPLAY PANEL/UNIT
____ (Secondary):                     ____________________   ___________________

____ EFIS/EICAS INTERFACE UNIT:       ____________________   ___________________

AIRPLANE CONDITION MONITORING SYSTEM (ACMS)

____ DATA MANAGEMENT UNIT (DMU):      ____________________   ___________________

____ AIRBORNE DATA LOADER:            ____________________   ___________________

____ AIR DATA COMPUTER:               ____________________   ___________________

     GROUND PROXIMITY WARNING
____ SYSTEM (GPWS) COMPUTER:          ____________________   ___________________

     WINDSHEAR SYSTEM:                  [ ] YES     [ ] NO

      CONFIDENTIAL INFORMATION                    REVISION 3
        NOT FOR DISTRIBUTION                      18 January 1995        Page 18

                   INTERNATIONAL LEASE FINANCE CORPORATION
                              AIRCRAFT/OPERATOR
                         TECHNICAL EVALUATION REPORT
- --------------------------------------------------------------------------------

                          AVIONICS SYSTEMS (Continued)
                          ----------------  ---------

                                 34  NAVIGATION
                                     ----------
                                                                  MODEL or
QTY         COMPONENT                     MANUFACTURER           PART NUMBER
- ---  -------------------------        --------------------   -------------------


INERTIAL REFERENCE SYSTEM (IRS)

     INERTIAL REFERENCE
____ UNIT (IRU):                      ____________________   ___________________

OMEGA NAVIGATION SYSTEM (ONS)

     RECEIVER PROCESSOR
____ UNIT (RPU):                      ____________________   ___________________

____ CONTROL DISPLAY UNIT (CDU):      ____________________   ___________________

VHF NAVIGATION

     DISTANCE MEASURING EQUIPMENT
____ (DME) INTERROGATORS:             ____________________   ___________________

____ VHF VOR/ILS RECEIVER:            ____________________   ___________________

____ VHF VOR/MKR RECEIVER:            ____________________   ___________________

____ VHF ILS/only RECEIVER:           ____________________   ___________________

     RADIO DIGITAL DISTANCE
____ MAGNETIC INDICATOR (RDDMI):      ____________________   ___________________

____ RADIO MAGNETIC INDICATOR:        ____________________   ___________________

____ RADIO ALTIMETER TRANSCEIVER:     ____________________   ___________________

____ WEATHER RADAR TRANSCEIVER:       ____________________   ___________________

     TRAFFIC ALERT AND COLLISION AVOIDANCE
____ SYSTEM (TCAS) COMPUTER:          ____________________   ___________________

     AIR TRAFFIC CONTROL (ATC)
____ SYSTEM TRANSPONDER:              ____________________   ___________________

____ MICRO WAVE LANDING RECEIVER:     ____________________   ___________________

____ MARKER BEACON RECEIVER:          ____________________   ___________________

     AUTOMATIC DIRECTION FINDER
____ (ADF) RECEIVER:                  ____________________   ___________________

      CONFIDENTIAL INFORMATION                    REVISION 3
        NOT FOR DISTRIBUTION                      18 January 1995        Page 19

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                          AVIONICS SYSTEMS (Continued)
                          ----------------  ---------

                                 34  NAVIGATION
                                     ----------
                                                                  MODEL or
QTY         COMPONENT                     MANUFACTURER           PART NUMBER
- ---  -------------------------        --------------------   -------------------

FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)

____ FLIGHT MANAGEMENT COMPUTER:      ____________________   ___________________


____ CONTROL DISPLAY UNIT (CDU):      ____________________   ___________________


                      45  CENTRAL MAINTENANCE SYSTEM (CMS)
                          --------------------------------

CENTRAL MAINTENANCE
____ COMPUTER:                        ____________________   ___________________

     MAINTENANCE CONTROL
____ AND DISPLAY PANEL:               ____________________   ___________________

____ PRINTER:                         ____________________   ___________________

                             77  ENGINE INDICATING
                                 -----------------

     PRIMARY ENGINE DISPLAY
____ PANEL:                           ____________________   ___________________

     SECONDARY ENGINE DISPLAY
____ PANEL:                           ____________________   ___________________

      CONFIDENTIAL INFORMATION                    REVISION 3
        NOT FOR DISTRIBUTION                      18 January 1995        Page 20

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                                AIRCRAFT MANUALS
                                ----------------
                                                                    QTY     QTY
                                                                   MICRO   HARD
         MANUAL or DOCUMENT              DOCUMENT No.       REV    FILM    COPY
    ----------------------------      ------------------   -----  ------  ------

1   FAA APPROVED FLIGHT MANUAL:       __________________   _____  ______  ______

2   AIRPLANE FLIGHT OPERATION MANUAL: __________________   _____  ______  ______

3   AIRCRAFT RECOVER MANUAL:          __________________   _____  ______  ______

4   QUICK REFERENCE HANDBOOK (QRH):   __________________   _____  ______  ______

5   WEIGHT AND BALANCE MANUAL:        __________________   _____  ______  ______

6   AIRCRAFT FUELING MANUAL:          __________________   _____  ______  ______

7   AIRCRAFT MAINTENANCE MANUAL (MM): __________________   _____  ______  ______

8   AIRCRAFT MAINTENANCE MANUAL
    SUPPLEMENT:                       __________________   _____  ______  ______

9   RAMP MAINTENANCE MANUAL (RMM):    __________________   _____  ______  ______

10  CARGO LOADING MANUAL:             __________________   _____  ______  ______

11  FAULT REPORTING MANUAL (FRM):     __________________   _____  ______  ______

12  FAULT ISOLATION MANUAL (FIM):     __________________   _____  ______  ______

13  ILLUSTRATED PARTS CATALOG (IPC):  __________________   _____  ______  ______

14  LIFE LIMITED PARTS MANUAL:        __________________   _____  ______  ______

15  STRUCTURAL REPAIR MANUAL (SRM):   __________________   _____  ______  ______

16  APERTURE CARDS:                   __________________   _____  ______  ______

17  WIRING DIAGRAM MANUAL (WD):       __________________   _____  ______  ______

18  WIRING PRACTICES MANUAL:          __________________   _____  ______  ______

19  SYSTEM SCHEMATICS MANUAL:         __________________   _____  ______  ______

20  B.I.T.E. MANUAL:                  __________________   _____  ______  ______

21  NON-DESTRUCTIVE TEST MANUAL:      __________________   _____  ______  ______

22  CORROSION PREVENTION MANUAL:      __________________   _____  ______  ______

      CONFIDENTIAL INFORMATION                    REVISION 3
        NOT FOR DISTRIBUTION                      18 January 1995        Page 21

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                          AIRCRAFT MANUALS (Continued)
                          ----------------  ---------
                                                                    QTY     QTY
                                                                   MICRO   HARD
         MANUAL or DOCUMENT              DOCUMENT No.       REV    FILM    COPY
    ----------------------------      ------------------   -----  ------  ------

23  AIRCRAFT OVERHAUL MANUAL (OHM):   __________________   _____  ______  ______

24  COMPONENT MAINTENANCE MANUAL:     __________________   _____  ______  ______

25  APU LOG BOOK:                     __________________   _____  ______  ______

26  ENGINE MAINTENANCE MANUAL:        __________________   _____  ______  ______

27  ENGINE LOG BOOK:                  __________________   _____  ______  ______

28  ENGINE ILLUSTRATED PARTS CATALOG: __________________   _____  ______  ______

29  ENGINE DATA SUBMITTAL BOOK:       __________________   _____  ______  ______

30  ENGINE OVERHAUL MANUAL:           __________________   _____  ______  ______

31  POWER PLANT BUILD-UP MANUAL:      __________________   _____  ______  ______

      CONFIDENTIAL INFORMATION                    REVISION 3
        NOT FOR DISTRIBUTION                      18 January 1995        Page 22

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                         AIRCRAFT RECORDS AND DOCUMENTS
                         ------------------------------

                                                               AVAILABLE
                                                               ---------

1   CERTIFICATE OF AIRWORTHINESS                                  [ ]

2   EXPORT CERTIFICATE OF AIRWORTHINESS                           [ ]

3   COPY OF ORIGINAL EXPORT CERTIFICATE OF AIRWORTHINESS          [ ]

4   OPERATOR'S SCHEDULED MAINTENANCE AND INSPECTION
    PROGRAM SPECIFICATION (to include component limits)           [ ]

5   OPERATOR ACCIDENT/INCIDENT STATEMENT                          [ ]

6   ORIGINAL AIRCRAFT READINESS LOG                               [ ]

7   OPERATOR EMERGENCY EQUIPMENT LAYOUT                           [ ]

8   AIRCRAFT TECHNICAL LOG CURRENT OPERATOR                       [ ]

9   AIRCRAFT TECHNICAL LOG PREVIOUS OPERATOR                      [ ]

10  CURRENT FUEL SAMPLE MICROBIAL GROWTH LABORATORY RESULTS       [ ]

11  AIRCRAFT FLIGHT LOG OR FLIGHT TIME REPORT                     [ ]

12  ENGINE CONDITION MONITORING REPORT                            [ ]

13  ENGINE LOG CURRENT OPERATOR                                   [ ]

14  CURRENT ENGINE DISC SHEET                                     [ ]

15  ENGINE LOG PREVIOUS OPERATOR (including Delivery Records)     [ ]

16  APU/ENGINE LOG & HISTORICAL RECORDS                           [ ]

17  APU/ENGINE SHOP VISIT REPORTS/RECORDS                         [ ]

18  TIME CONTROLLED / LIFE LIMITED COMPONENT STATUS FOR
    AIRFRAME, ENGINES, LANDING GEAR AND APU
    (including component tags)                                    [ ]

19  FAA AIRWORTHINESS DIRECTIVE STATUS LIST                       [ ]

20  FAA AIRWORTHINESS DIRECTIVE METHOD OF COMPLIANCE DOCUMENTS    [ ]

21  FAA REPETITIVE AIRWORTHINESS DIRECTIVE STATUS LIST            [ ]

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                         AIRCRAFT RECORDS AND DOCUMENTS
                         ------------------------------

                                                                   AVAILABLE
                                                                   ---------

22  INTERIOR MATERIAL BURN CERTIFICATES                               [ ]

23  AIRCRAFT WEIGHT AND BALANCE RECORDS & EQUIPMENT LIST (Current)    [ ]

24  EXPLANATION OF ANY OPERATOR SAMPLING PROGRAMS                     [ ]

25  MAJOR REPAIR / MAJOR ALTERATION RECORDS (to include
    STC's, FAA 337's, Operator EO's, 8110-3'S                         [ ]

26  LIST OF NON-TSO'D ITEMS INSTALLED ON AIRCRAFT                     [ ]

27  SERVICE BULLETIN & ALL OPERATOR LETTER INCORPORATION LIST         [ ]

28  OPERATOR DENT AND DAMAGE REPORT/MAP                               [ ]

29  AIRCRAFT INSPECTION STATUS & "CHECK RECORDS"                      [ ]

30  OPERATOR COMPONENT PART NUMBER TO MANUFACTURER PART NUMBER
    CROSS REFERENCE                                                   [ ]

31  GALLEY CERTIFICATE OF SANITARY CONSTRUCTION                       [ ]

32  FLIGHT CONTROL BALANCE RECORDS                                    [ ]

33  FLIGHT DATA RECORDER READOUT OF PARAMETERS                        [ ]

34  DEFERRED ITEMS LIST                                               [ ]

35  AIRFRAME AND ENGINE OWNERSHIP PLACARDS                            [ ]


CONFIDENTIAL INORMATION                      REVISION 3
 NOT FOR DISTRIBUTION                         18 January 1995            Page 24

                    INTERNATIONAL LEASE FINANCE CORPORATION
                               AIRCRAFT/OPERATOR
                          TECHNICAL EVALUATION REPORT
================================================================================

                                INSPECTOR RECORD
                                ----------------


INSPECTED BY _____________________________________  DATE __________________

OPERATOR ______________________  REGISTERED OWNER _________________________

ADDRESS OF OPERATOR _______________________________________________________

  _________________________________________________________________________

  _________________________________________________________________________

CONTACT (Name/Title) ______________________________________________________

PHONE _____________________________     FAX _______________________________





CONFIDENTIAL INFORMATION                  REVISION  3
  NOT FOR DISTRIBUTION                     18 January 1995               Page 25